                   LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                              CONTRACT                     CONTRACT      GUARANTEE
                                                             PURCHASES                   REDEMPTIONS      CHARGES
                                                              DUE FROM                      DUE TO       PAYABLE TO
                                                            THE LINCOLN                  THE LINCOLN   THE LINCOLN
                                                           NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                             INSURANCE        TOTAL       INSURANCE      INSURANCE
SUBACCOUNT                                    INVESTMENTS     COMPANY        ASSETS        COMPANY        COMPANY      NET ASSETS
-------------------------------------------  ------------  -------------  ------------  -------------  -------------  ------------
ABVPSF Global Thematic Growth Class B        $ 21,890,676     $  6,741    $ 21,897,417     $     --       $ 1,208     $ 21,896,209
ABVPSF Growth and Income Class B               30,081,309       23,216      30,104,525           --         1,663       30,102,862
ABVPSF International Value Class B                185,345           --         185,345           --            11          185,334
ABVPSF Small/Mid Cap Value Class A                875,209           --         875,209           --            54          875,155
American Century VP Inflation Protection
   Class I                                     32,959,873      101,439      33,061,312           --         1,825       33,059,487
American Century VP Inflation Protection
   Class II                                    13,097,373       18,909      13,116,282           --           817       13,115,465
American Century VP International Class I          38,694           --          38,694           --             1           38,693
American Funds Global Growth Class 2           80,184,473        7,994      80,192,467           --         4,450       80,188,017
American Funds Growth Class 2                 559,742,413           --     559,742,413      134,092        31,077      559,577,244
American Funds Growth-Income Class 2          191,462,050       32,077     191,494,127           --        10,804      191,483,323
American Funds International Class 2          236,288,695           --     236,288,695       44,243        13,075      236,231,377
BlackRock Global Allocation V.I. Class I       23,007,689       14,482      23,022,171           --         1,268       23,020,903
BlackRock Global Allocation V.I. Class III      8,924,867       11,468       8,936,335           --           536        8,935,799
Delaware VIP Diversified Income
   Standard Class                             175,100,964           --     175,100,964       13,606         9,699      175,077,659
Delaware VIP Diversified Income
   Service Class                               53,180,306       35,324      53,215,630           --         3,146       53,212,484
Delaware VIP Emerging Markets
   Service Class                                2,603,953          378       2,604,331           --           161        2,604,170
Delaware VIP High Yield Standard Class         36,414,685        1,279      36,415,964           --         2,006       36,413,958
Delaware VIP High Yield Service Class           6,999,182        7,191       7,006,373           --           384        7,005,989
Delaware VIP Limited-Term Diversified
   Income Service Class                         2,670,146        1,054       2,671,200           --           175        2,671,025
Delaware VIP REIT Standard Class              118,681,540           --     118,681,540       46,716         6,576      118,628,248
Delaware VIP REIT Service Class                15,444,789       13,704      15,458,493           --           850       15,457,643
Delaware VIP Small Cap Value Service Class    211,401,537        4,146     211,405,683           --        11,748      211,393,935
Delaware VIP Smid Cap Growth
   Standard Class                             226,624,770           --     226,624,770       75,870        12,561      226,536,339
Delaware VIP Smid Cap Growth Service Class     10,878,826       16,354      10,895,180           --           601       10,894,579
Delaware VIP U.S. Growth Service Class            108,421           --         108,421           --             7          108,414
Delaware VIP Value Standard Class             119,281,722           --     119,281,722       59,390         6,329      119,216,003
Delaware VIP Value Service Class               13,044,583       19,842      13,064,425           --           719       13,063,706
DWS VIP Alternative Asset Allocation Plus
   Class A                                      3,077,008        1,414       3,078,422           --           169        3,078,253
DWS VIP Alternative Asset Allocation Plus
   Class B                                        952,508        2,965         955,473           --            52          955,421
DWS VIP Equity 500 Index Class A              153,896,405           --     153,896,405      154,832         8,511      153,733,062
DWS VIP Equity 500 Index Class B               12,717,396        9,359      12,726,755           --           701       12,726,054
DWS VIP Small Cap Index Class A                36,536,555           --      36,536,555       18,506         2,040       36,516,009
DWS VIP Small Cap Index Class B                 5,208,406        8,512       5,216,918           --           287        5,216,631
Fidelity VIP Contrafund Service Class         199,346,932           --     199,346,932       71,386        11,166      199,264,380
Fidelity VIP Contrafund Service Class 2        37,713,549       47,652      37,761,201           --         2,077       37,759,124
Fidelity VIP Growth Service Class              57,677,150           --      57,677,150       42,877         3,183       57,631,090
Fidelity VIP Growth Service Class 2             5,561,858        5,713       5,567,571           --           306        5,567,265
Fidelity VIP Mid Cap Service Class 2            2,781,051          424       2,781,475           --           179        2,781,296
FTVIPT Franklin Income Securities Class 2       1,910,028           --       1,910,028          995           137        1,908,896
FTVIPT Mutual Shares Securities Class 2         1,920,918           --       1,920,918        1,117           124        1,919,677
FTVIPT Templeton Global Bond Securities
   Class 2                                      5,131,636        2,495       5,134,131           --           343        5,133,788
Invesco V.I. Core Equity Series I                  52,312           --          52,312           --             3           52,309
Invesco V.I. International Growth Series I         54,153           --          54,153           --             4           54,149
Janus Aspen Series Worldwide
   Institutional Class                            167,303           --         167,303          208             7          167,088
LVIP Baron Growth Opportunities
   Service Class                              139,582,050           --     139,582,050       63,745         7,729      139,510,576
LVIP Capital Growth Service Class                  11,633           --          11,633           --             1           11,632

See accompanying notes.

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                              CONTRACT                     CONTRACT      GUARANTEE
                                                             PURCHASES                   REDEMPTIONS      CHARGES
                                                              DUE FROM                      DUE TO       PAYABLE TO
                                                            THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                           NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                             INSURANCE        TOTAL       INSURANCE      INSURANCE
SUBACCOUNT                                    INVESTMENTS     COMPANY        ASSETS        COMPANY        COMPANY      NET ASSETS
-------------------------------------------  ------------  -------------  ------------  -------------  -------------  ------------
LVIP Cohen & Steers Global Real Estate
   Standard Class                            $  7,524,504     $ 1,983     $  7,526,487     $     --       $   416     $  7,526,071
LVIP Cohen & Steers Global Real Estate
   Service Class                                3,061,235       4,267        3,065,502           --           183        3,065,319
LVIP Columbia Value Opportunities
   Service Class                                  200,819          --          200,819           --            13          200,806
LVIP Delaware Bond Standard Class             334,429,955          --      334,429,955       29,438        18,573      334,381,944
LVIP Delaware Bond Service Class               25,844,780      24,246       25,869,026           --         1,416       25,867,610
LVIP Delaware Diversified Floating Rate
   Service Class                                  590,943         354          591,297           --            33          591,264
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                  120,915,093       7,981      120,923,074           --         6,659      120,916,415
LVIP Delaware Foundation Aggressive
   Allocation Service Class                     3,202,142       9,821        3,211,963           --           176        3,211,787
LVIP Delaware Foundation Conservative
   Allocation Standard Class                  261,205,516          --      261,205,516      172,063        14,380      261,019,073
LVIP Delaware Foundation Conservative
   Allocation Service Class                     4,594,691       5,476        4,600,167           --           252        4,599,915
LVIP Delaware Foundation Moderate
   Allocation Standard Class                    2,593,392          --        2,593,392        6,287           147        2,586,958
LVIP Delaware Foundation Moderate
   Allocation Service Class                     1,043,854       3,417        1,047,271           --            57        1,047,214
LVIP Delaware Growth and Income
   Standard Class                             893,909,579          --      893,909,579      257,934        49,306      893,602,339
LVIP Delaware Growth and Income
   Service Class                                4,120,277       5,863        4,126,140           --           227        4,125,913
LVIP Delaware Social Awareness
   Standard Class                             474,705,049          --      474,705,049      244,225        26,219      474,434,605
LVIP Delaware Social Awareness
   Service Class                               10,407,226       6,366       10,413,592           --           573       10,413,019
LVIP Delaware Special Opportunities
   Standard Class                             403,543,833          --      403,543,833      109,688        22,298      403,411,847
LVIP Delaware Special Opportunities
   Service Class                               20,820,583      21,959       20,842,542           --         1,147       20,841,395
LVIP Global Income Standard Class               8,044,695          --        8,044,695        5,037           451        8,039,207
LVIP Global Income Service Class                3,095,782       5,544        3,101,326           --           189        3,101,137
LVIP Janus Capital Appreciation
   Standard Class                             242,140,969       1,738      242,142,707           --        13,353      242,129,354
LVIP Janus Capital Appreciation
   Service Class                                1,486,529       2,177        1,488,706           --            82        1,488,624
LVIP MFS International Growth
   Service Class                                  489,352          --          489,352           --            29          489,323
LVIP MFS Value Service Class                    1,968,788          --        1,968,788          663           117        1,968,008
LVIP Mid-Cap Value Service Class                  273,207          --          273,207           --            18          273,189
LVIP Mondrian International Value
   Standard Class                             238,783,486          --      238,783,486       12,289        13,101      238,758,096
LVIP Mondrian International Value
   Service Class                               13,597,568      18,844       13,616,412           --           742       13,615,670
LVIP Money Market Standard Class               74,816,612          --       74,816,612       58,163         4,141       74,754,308
LVIP Money Market Service Class                 7,482,022          --        7,482,022       18,173           411        7,463,438
LVIP Protected Profile 2010 Standard Class      4,169,602         145        4,169,747           --           229        4,169,518
LVIP Protected Profile 2010 Service Class       1,380,327       4,052        1,384,379           --            76        1,384,303
LVIP Protected Profile 2020 Standard Class     10,799,641       4,378       10,804,019           --           593       10,803,426
LVIP Protected Profile 2020 Service Class       6,771,593      11,895        6,783,488           --           372        6,783,116
LVIP Protected Profile 2030 Standard Class      5,400,743       3,539        5,404,282           --           297        5,403,985
LVIP Protected Profile 2030 Service Class       7,021,155      14,510        7,035,665           --           386        7,035,279
LVIP Protected Profile 2040 Standard Class      1,956,555         281        1,956,836           --           108        1,956,728
LVIP Protected Profile 2040 Service Class       6,833,876      16,178        6,850,054           --           376        6,849,678
LVIP Protected Profile 2050 Standard Class         24,675          --           24,675           --             1           24,674
LVIP Protected Profile 2050 Service Class          34,830       1,509           36,339           --             2           36,337

See accompanying notes.

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                              CONTRACT                     CONTRACT      GUARANTEE
                                                             PURCHASES                   REDEMPTIONS      CHARGES
                                                              DUE FROM                      DUE TO       PAYABLE TO
                                                            THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                           NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                             INSURANCE        TOTAL       INSURANCE      INSURANCE
SUBACCOUNT                                    INVESTMENTS     COMPANY        ASSETS        COMPANY        COMPANY      NET ASSETS
-------------------------------------------  ------------  -------------  ------------  -------------  -------------  ------------
LVIP Protected Profile Conservative
   Standard Class                            $ 24,432,508     $    --     $ 24,432,508     $ 65,028       $ 1,390     $ 24,366,090
LVIP Protected Profile Conservative
   Service Class                               16,415,484      25,184       16,440,668           --           947       16,439,721
LVIP Protected Profile Growth
   Standard Class                              29,294,402       6,722       29,301,124           --         1,614       29,299,510
LVIP Protected Profile Growth
   Service Class                               36,072,613      26,495       36,099,108           --         2,074       36,097,034
LVIP Protected Profile Moderate
   Standard Class                              42,365,890       2,434       42,368,324           --         2,388       42,365,936
LVIP Protected Profile Moderate
   Service Class                               41,351,940      47,528       41,399,468           --         2,433       41,397,035
LVIP SSgA Bond Index Standard Class             7,867,108      11,489        7,878,597           --           433        7,878,164
LVIP SSgA Bond Index Service Class              1,500,607          --        1,500,607       13,013            88        1,487,506
LVIP SSgA Developed International 150
   Service Class                                   77,327          --           77,327           --             5           77,322
LVIP SSgA Emerging Markets 100
   Standard Class                              23,125,284      12,039       23,137,323           --         1,273       23,136,050
LVIP SSgA Emerging Markets 100
   Service Class                                3,785,693      22,632        3,808,325           --           211        3,808,114
LVIP SSgA Global Tactical Allocation
   Standard Class                              10,833,008       6,246       10,839,254           --           595       10,838,659
LVIP SSgA Global Tactical Allocation
   Service Class                               15,073,066      15,249       15,088,315           --           834       15,087,481
LVIP SSgA International Index
   Standard Class                               1,090,606         195        1,090,801           --            60        1,090,741
LVIP SSgA International Index
   Service Class                                  532,578         698          533,276           --            29          533,247
LVIP SSgA Large Cap 100 Service Class             191,932          --          191,932           --            11          191,921
LVIP SSgA S&P 500 Index Standard Class         11,851,268          --       11,851,268      119,005           665       11,731,598
LVIP SSgA S&P 500 Index Service Class           2,684,217       4,659        2,688,876           --           148        2,688,728
LVIP SSgA Small-Cap Index Standard Class        5,425,216       6,371        5,431,587           --           301        5,431,286
LVIP SSgA Small-Cap Index Service Class         2,548,022       3,848        2,551,870           --           152        2,551,718
LVIP SSgA Small-Mid Cap 200 Service Class         588,108          --          588,108           --            35          588,073
LVIP T. Rowe Price Growth Stock
   Service Class                                  502,535          --          502,535           --            30          502,505
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                      142,214,823          --      142,214,823       29,728         7,848      142,177,247
LVIP T. Rowe Price Structured Mid-Cap
   Growth Service Class                         5,568,873       5,439        5,574,312           --           307        5,574,005
LVIP Templeton Growth Service Class               298,050          --          298,050           10            19          298,021
LVIP Turner Mid-Cap Growth Service Class          291,144          --          291,144           --            17          291,127
LVIP Vanguard Domestic Equity ETF
   Service Class                                  655,038          58          655,096           --            36          655,060
LVIP Vanguard International Equity ETF
   Service Class                                  522,022          --          522,022           --            29          521,993
LVIP Wells Fargo Intrinsic Value
   Standard Class                             289,770,864          --      289,770,864       58,651        16,019      289,696,194
LVIP Wells Fargo Intrinsic Value
   Service Class                                6,092,542       4,670        6,097,212           --           336        6,096,876
MFS VIT Core Equity Initial Class                   7,972          --            7,972           --            --            7,972
MFS VIT Total Return Initial Class              1,633,785          --        1,633,785           --           104        1,633,681
MFS VIT Utilities Initial Class               171,286,105          --      171,286,105        2,145         9,469      171,274,491
MFS VIT Utilities Service Class                26,149,637      24,005       26,173,642           --         1,435       26,172,207
NB AMT Mid-Cap Growth I Class                 112,163,246       9,727      112,172,973           --         6,208      112,166,765
NB AMT Partners I Class                            55,372          --           55,372           --             2           55,370
NB AMT Regency I Class                            205,858          --          205,858           --            13          205,845
PIMCO VIT Commodity Real Return
   Advisor Class                                  132,739          --          132,739           --             8          132,731
PIMCO VIT Total Return Administrative Class     5,598,987      21,382        5,620,369           --           308        5,620,061
Putnam VT Global Health Care Class IB              71,929          --           71,929           --             4           71,925
WFVT Advantage Intrinsic Value Class 2            166,840          --          166,840           --            12          166,828
WFVT Advantage Omega Growth Class 2               118,257          --          118,257           --             8          118,249
WFVT Advantage Small Cap Growth Class 2           320,060          --          320,060           --            20          320,040

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

                                                    DIVIDENDS
                                                       FROM       MORTALITY AND         NET
                                                    INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                            INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-------------------------------------------------  -----------  -----------------  -------------
ABVPSF Global Thematic Growth Class B              $    99,380     $  (290,496)     $  (191,116)
ABVPSF Growth and Income Class B                       330,994        (307,831)          23,163
ABVPSF International Value Class B                       8,940          (2,601)           6,339
ABVPSF Small/Mid Cap Value Class A                       4,766         (11,514)          (6,748)
American Century VP Inflation Protection Class I       964,669        (233,116)         731,553
American Century VP Inflation Protection Class II      473,463        (134,704)         338,759
American Century VP International Class I                  320            (213)             107
American Funds Global Growth Class 2                 1,163,996        (919,373)         244,623
American Funds Growth Class 2                        3,745,757      (6,297,663)      (2,551,906)
American Funds Growth-Income Class 2                 3,109,507      (2,101,212)       1,008,295
American Funds International Class 2                 4,750,607      (2,821,153)       1,929,454
BlackRock Global Allocation V.I. Class I               539,328        (220,874)         318,454
BlackRock Global Allocation V.I. Class III             211,582         (81,407)         130,175
Delaware VIP Diversified Income Standard Class       7,284,723      (1,787,311)       5,497,412
Delaware VIP Diversified Income Service Class        1,995,555        (560,451)       1,435,104
Delaware VIP Emerging Markets Service Class             50,052         (34,709)          15,343
Delaware VIP High Yield Standard Class               3,406,872        (396,365)       3,010,507
Delaware VIP High Yield Service Class                  514,524         (65,601)         448,923
Delaware VIP Limited-Term Diversified Income
   Service Class                                        45,929         (33,685)          12,244
Delaware VIP REIT Standard Class                     1,888,353      (1,200,345)         688,008
Delaware VIP REIT Service Class                        194,546        (146,901)          47,645
Delaware VIP Small Cap Value Service Class             670,280      (2,286,694)      (1,616,414)
Delaware VIP Smid Cap Growth Standard Class          2,345,862      (2,417,187)         (71,325)
Delaware VIP Smid Cap Growth Service Class              78,177        (103,341)         (25,164)
Delaware VIP U.S. Growth Service Class                      66          (1,255)          (1,189)
Delaware VIP Value Standard Class                    2,282,906      (1,126,793)       1,156,113
Delaware VIP Value Service Class                       200,171        (119,189)          80,982
DWS VIP Alternative Asset Allocation Plus Class A       35,216         (27,411)           7,805
DWS VIP Alternative Asset Allocation Plus Class B        5,843          (6,693)            (850)
DWS VIP Equity 500 Index Class A                     2,768,021      (1,625,493)       1,142,528
DWS VIP Equity 500 Index Class B                       159,191        (116,804)          42,387
DWS VIP Small Cap Index Class A                        358,104        (411,435)         (53,331)
DWS VIP Small Cap Index Class B                         31,250         (53,389)         (22,139)
Fidelity VIP Contrafund Service Class                1,943,734      (2,216,038)        (272,304)
Fidelity VIP Contrafund Service Class 2                313,285        (379,242)         (65,957)
Fidelity VIP Growth Service Class                      159,994        (638,558)        (478,564)
Fidelity VIP Growth Service Class 2                      7,392         (53,930)         (46,538)
Fidelity VIP Mid Cap Service Class 2                       679         (36,015)         (35,336)
FTVIPT Franklin Income Securities Class 2              110,245         (25,639)          84,606
FTVIPT Mutual Shares Securities Class 2                 45,102         (21,581)          23,521
FTVIPT Templeton Global Bond Securities Class 2        286,100         (62,950)         223,150
Invesco V.I. Core Equity Series I                          481            (617)            (136)
Invesco V.I. International Growth Series I                 840            (748)              92
Janus Aspen Series Worldwide Institutional Class         1,105          (1,300)            (195)
LVIP Baron Growth Opportunities Service Class               --      (1,474,425)      (1,474,425)
LVIP Capital Growth Service Class                           --            (117)            (117)
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                    --         (81,262)         (81,262)
LVIP Cohen & Steers Global Real Estate Service
   Class                                                    --         (33,971)         (33,971)
LVIP Columbia Value Opportunities Service Class             --          (2,438)          (2,438)
LVIP Delaware Bond Standard Class                   11,242,928      (3,431,071)       7,811,857
LVIP Delaware Bond Service Class                       764,137        (236,688)         527,449
LVIP Delaware Diversified Floating Rate Service
   Class                                                 9,157          (2,427)           6,730
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                    2,739,838      (1,350,169)       1,389,669
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                        62,965         (31,619)          31,346
LVIP Delaware Foundation Conservative Allocation
   Standard Class                                   17,600,628      (2,804,780)      14,795,848
LVIP Delaware Foundation Conservative Allocation
   Service Class                                       292,647         (45,537)         247,110
LVIP Delaware Foundation Moderate Allocation
   Standard Class                                       65,936         (22,613)          43,323

                                                                     DIVIDENDS                     NET CHANGE      NET INCREASE
                                                                       FROM          TOTAL        IN UNREALIZED      (DECREASE)
                                                    NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                     GAIN (LOSS)     GAIN ON      GAIN (LOSS)     DEPRECIATION       RESULTING
SUBACCOUNT                                         ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
-------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
ABVPSF Global Thematic Growth Class B               $   774,132     $       --    $   774,132     $ (7,816,406)    $ (7,233,390)
ABVPSF Growth and Income Class B                       (971,113)            --       (971,113)       2,460,334        1,512,384
ABVPSF International Value Class B                      (14,771)            --        (14,771)         (45,024)         (53,456)
ABVPSF Small/Mid Cap Value Class A                       14,432             --         14,432         (103,735)         (96,051)
American Century VP Inflation Protection Class I        107,364        218,345        325,709        1,163,624        2,220,886
American Century VP Inflation Protection Class II       146,499        134,231        280,730          542,094        1,161,583
American Century VP International Class I                   246             --            246           (6,941)          (6,588)
American Funds Global Growth Class 2                    333,901             --        333,901       (9,453,466)      (8,874,942)
American Funds Growth Class 2                         1,823,344             --      1,823,344      (29,895,232)     (30,623,794)
American Funds Growth-Income Class 2                 (1,354,127)            --     (1,354,127)      (5,311,007)      (5,656,839)
American Funds International Class 2                    847,036             --        847,036      (44,874,194)     (42,097,704)
BlackRock Global Allocation V.I. Class I                 90,720        522,306        613,026       (2,023,035)      (1,091,555)
BlackRock Global Allocation V.I. Class III               40,505        221,540        262,045         (886,500)        (494,280)
Delaware VIP Diversified Income Standard Class        2,244,767      7,162,033      9,406,800       (5,753,493)       9,150,719
Delaware VIP Diversified Income Service Class           329,886      2,084,841      2,414,727       (1,325,576)       2,524,255
Delaware VIP Emerging Markets Service Class              58,900             --         58,900         (748,777)        (674,534)
Delaware VIP High Yield Standard Class                  419,418             --        419,418       (2,979,149)         450,776
Delaware VIP High Yield Service Class                    30,924             --         30,924         (421,763)          58,084
Delaware VIP Limited-Term Diversified Income
   Service Class                                         10,231         44,435         54,666          (27,126)          39,784
Delaware VIP REIT Standard Class                     (4,148,171)            --     (4,148,171)      14,382,568       10,922,405
Delaware VIP REIT Service Class                        (187,971)            --       (187,971)       1,433,339        1,293,013
Delaware VIP Small Cap Value Service Class            6,417,267             --      6,417,267      (10,748,944)      (5,948,091)
Delaware VIP Smid Cap Growth Standard Class           4,815,209      6,714,018     11,529,227        4,353,238       15,811,140
Delaware VIP Smid Cap Growth Service Class               97,793        282,116        379,909          183,429          538,174
Delaware VIP U.S. Growth Service Class                    2,777             --          2,777            1,180            2,768
Delaware VIP Value Standard Class                      (194,894)            --       (194,894)       8,477,341        9,438,560
Delaware VIP Value Service Class                        (12,253)            --        (12,253)         865,019          933,748
DWS VIP Alternative Asset Allocation Plus Class A        29,357          7,110         36,467         (168,014)        (123,742)
DWS VIP Alternative Asset Allocation Plus Class B         2,318          1,459          3,777          (39,677)         (36,750)
DWS VIP Equity 500 Index Class A                        876,193             --        876,193         (522,843)       1,495,878
DWS VIP Equity 500 Index Class B                         35,853             --         35,853          (46,780)          31,460
DWS VIP Small Cap Index Class A                         181,912             --        181,912       (2,261,318)      (2,132,737)
DWS VIP Small Cap Index Class B                          26,969             --         26,969         (299,957)        (295,127)
Fidelity VIP Contrafund Service Class                (1,794,592)            --     (1,794,592)      (5,442,421)      (7,509,317)
Fidelity VIP Contrafund Service Class 2                 (46,611)            --        (46,611)      (1,378,974)      (1,491,542)
Fidelity VIP Growth Service Class                    (1,590,951)       217,100     (1,373,851)       1,310,680         (541,735)
Fidelity VIP Growth Service Class 2                      66,382         18,398         84,780         (110,727)         (72,485)
Fidelity VIP Mid Cap Service Class 2                     89,420          5,338         94,758         (430,264)        (370,842)
FTVIPT Franklin Income Securities Class 2                 1,899             --          1,899          (64,987)          21,518
FTVIPT Mutual Shares Securities Class 2                  (1,554)            --         (1,554)         (67,666)         (45,699)
FTVIPT Templeton Global Bond Securities Class 2          72,496         33,271        105,767         (457,333)        (128,416)
Invesco V.I. Core Equity Series I                           618             --            618             (884)            (402)
Invesco V.I. International Growth Series I                  940             --            940           (4,870)          (3,838)
Janus Aspen Series Worldwide Institutional Class          2,073             --          2,073          (26,810)         (24,932)
LVIP Baron Growth Opportunities Service Class         4,598,568             --      4,598,568        1,091,861        4,216,004
LVIP Capital Growth Service Class                            38             --             38           (1,245)          (1,324)
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                 86,271             --         86,271         (830,376)        (825,367)
LVIP Cohen & Steers Global Real Estate Service
   Class                                                 48,155             --         48,155         (346,420)        (332,236)
LVIP Columbia Value Opportunities Service Class           4,481             --          4,481           (8,722)          (6,679)
LVIP Delaware Bond Standard Class                     4,303,946      7,830,082     12,134,028        1,443,386       21,389,271
LVIP Delaware Bond Service Class                         77,418        573,608        651,026          235,603        1,414,078
LVIP Delaware Diversified Floating Rate Service
   Class                                                   (441)           329           (112)         (13,466)          (6,848)
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                      (333,651)            --       (333,651)      (4,703,283)      (3,647,265)
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                          4,482             --          4,482         (148,548)        (112,720)
LVIP Delaware Foundation Conservative Allocation
   Standard Class                                      (816,777)            --       (816,777)     (10,249,422)       3,729,649
LVIP Delaware Foundation Conservative Allocation
   Service Class                                         (3,829)            --         (3,829)        (199,700)          43,581
LVIP Delaware Foundation Moderate Allocation
   Standard Class                                         6,178             --          6,178         (113,314)         (63,813)

See accompanying notes.

                                                   DIVIDENDS
                                                      FROM       MORTALITY AND         NET
                                                   INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                           INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-------------------------------------------------  ----------  -----------------  -------------
LVIP Delaware Foundation Moderate Allocation
   Service Class                                   $   21,042     $    (6,792)     $    14,250
LVIP Delaware Growth and Income Standard Class      9,765,278      (9,626,412)         138,866
LVIP Delaware Growth and Income Service Class          30,189         (39,555)          (9,366)
LVIP Delaware Social Awareness Standard Class       3,794,635      (5,174,201)      (1,379,566)
LVIP Delaware Social Awareness Service Class           45,546        (103,337)         (57,791)
LVIP Delaware Special Opportunities Standard
   Class                                            1,380,847      (4,564,884)      (3,184,037)
LVIP Delaware Special Opportunities Service Class          --        (215,239)        (215,239)
LVIP Global Income Standard Class                     358,859         (74,366)         284,493
LVIP Global Income Service Class                      123,312         (32,695)          90,617
LVIP Janus Capital Appreciation Standard Class        569,529      (2,715,241)      (2,145,712)
LVIP Janus Capital Appreciation Service Class              --         (15,210)         (15,210)
LVIP MFS International Growth Service Class            14,458          (5,519)           8,939
LVIP MFS Value Service Class                           23,416         (20,838)           2,578
LVIP Mid-Cap Value Service Class                           --          (2,979)          (2,979)
LVIP Mondrian International Value Standard Class    8,018,572      (2,721,847)       5,296,725
LVIP Mondrian International Value Service Class       413,619        (140,823)         272,796
LVIP Money Market Standard Class                       24,503        (813,706)        (789,203)
LVIP Money Market Service Class                         2,113         (70,330)         (68,217)
LVIP Protected Profile 2010 Standard Class             36,924         (47,211)         (10,287)
LVIP Protected Profile 2010 Service Class              10,484         (14,152)          (3,668)
LVIP Protected Profile 2020 Standard Class             80,672        (109,334)         (28,662)
LVIP Protected Profile 2020 Service Class              51,059         (64,487)         (13,428)
LVIP Protected Profile 2030 Standard Class             33,894         (50,970)         (17,076)
LVIP Protected Profile 2030 Service Class              43,182         (61,880)         (18,698)
LVIP Protected Profile 2040 Standard Class             12,304         (19,718)          (7,414)
LVIP Protected Profile 2040 Service Class              38,489         (61,321)         (22,832)
LVIP Protected Profile 2050 Standard Class                 --            (118)            (118)
LVIP Protected Profile 2050 Service Class                  --             (82)             (82)
LVIP Protected Profile Conservative Standard
   Class                                              503,450        (263,881)         239,569
LVIP Protected Profile Conservative Service Class     280,373        (168,618)         111,755
LVIP Protected Profile Growth Standard Class          595,626        (309,737)         285,889
LVIP Protected Profile Growth Service Class           623,474        (375,768)         247,706
LVIP Protected Profile Moderate Standard Class        780,743        (461,498)         319,245
LVIP Protected Profile Moderate Service Class         633,403        (443,217)         190,186
LVIP SSgA Bond Index Standard Class                   227,791         (54,530)         173,261
LVIP SSgA Bond Index Service Class                     41,121         (13,598)          27,523
LVIP SSgA Developed International 150 Service
   Class                                                1,893            (834)           1,059
LVIP SSgA Emerging Markets 100 Standard Class         672,930        (275,159)         397,771
LVIP SSgA Emerging Markets 100 Service Class           95,165         (38,022)          57,143
LVIP SSgA Global Tactical Allocation Standard
   Class                                              148,893        (115,557)          33,336
LVIP SSgA Global Tactical Allocation Service
   Class                                              162,191        (149,068)          13,123
LVIP SSgA International Index Standard Class           15,644         (14,907)             737
LVIP SSgA International Index Service Class             6,083          (5,069)           1,014
LVIP SSgA Large Cap 100 Service Class                   2,676          (1,860)             816
LVIP SSgA S&P 500 Index Standard Class                110,144        (124,858)         (14,714)
LVIP SSgA S&P 500 Index Service Class                  17,108         (23,014)          (5,906)
LVIP SSgA Small-Cap Index Standard Class               19,843         (64,360)         (44,517)
LVIP SSgA Small-Cap Index Service Class                 2,637         (27,830)         (25,193)
LVIP SSgA Small-Mid Cap 200 Service Class               8,444          (6,211)           2,233
LVIP T. Rowe Price Growth Stock Service Class              --          (5,171)          (5,171)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                          --      (1,616,011)      (1,616,011)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                           --         (55,725)         (55,725)
LVIP Templeton Growth Service Class                     6,013          (3,565)           2,448
LVIP Turner Mid-Cap Growth Service Class                   --          (3,945)          (3,945)
LVIP Vanguard Domestic Equity ETF Service Class         2,268          (1,811)             457
LVIP Vanguard International Equity ETF Service
   Class                                                   --          (1,390)          (1,390)
LVIP Wells Fargo Intrinsic Value Standard Class     2,981,698      (3,228,892)        (247,194)

                                                                     DIVIDENDS                     NET CHANGE      NET INCREASE
                                                                       FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                    NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                     GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                         ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
-------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
LVIP Delaware Foundation Moderate Allocation
   Service Class                                    $       551     $        --    $       551    $    (27,198)    $    (12,397)
LVIP Delaware Growth and Income Standard Class       (1,930,789)             --     (1,930,789)      5,245,741        3,453,818
LVIP Delaware Growth and Income Service Class             1,395              --          1,395            (767)          (8,738)
LVIP Delaware Social Awareness Standard Class         4,231,932              --      4,231,932      (3,425,175)        (572,809)
LVIP Delaware Social Awareness Service Class             18,628              --         18,628         (45,325)         (84,488)
LVIP Delaware Special Opportunities Standard
   Class                                             13,051,621      35,849,608     48,901,229     (72,731,939)     (27,014,747)
LVIP Delaware Special Opportunities Service Class        35,496       1,772,424      1,807,920      (3,023,516)      (1,430,835)
LVIP Global Income Standard Class                        29,644          11,460         41,104        (437,580)        (111,983)
LVIP Global Income Service Class                         35,512           3,977         39,489        (150,296)         (20,190)
LVIP Janus Capital Appreciation Standard Class        1,368,931              --      1,368,931     (16,686,228)     (17,463,009)
LVIP Janus Capital Appreciation Service Class            16,906              --         16,906        (109,777)        (108,081)
LVIP MFS International Growth Service Class               3,775              --          3,775         (76,769)         (64,055)
LVIP MFS Value Service Class                             16,929              --         16,929         (47,303)         (27,796)
LVIP Mid-Cap Value Service Class                          5,273              --          5,273         (29,819)         (27,525)
LVIP Mondrian International Value Standard Class      3,700,770              --      3,700,770     (21,761,830)     (12,764,335)
LVIP Mondrian International Value Service Class        (120,212)             --       (120,212)       (936,546)        (783,962)
LVIP Money Market Standard Class                             --              89             89             (13)        (789,127)
LVIP Money Market Service Class                              --               8              8              --          (68,209)
LVIP Protected Profile 2010 Standard Class              173,512              --        173,512        (164,892)          (1,667)
LVIP Protected Profile 2010 Service Class                51,569              --         51,569         (50,283)          (2,382)
LVIP Protected Profile 2020 Standard Class              282,198              --        282,198        (317,811)         (64,275)
LVIP Protected Profile 2020 Service Class               102,102              --        102,102        (175,658)         (86,984)
LVIP Protected Profile 2030 Standard Class              123,221              --        123,221        (205,536)         (99,391)
LVIP Protected Profile 2030 Service Class                52,775              --         52,775        (179,284)        (145,207)
LVIP Protected Profile 2040 Standard Class               39,343              --         39,343         (92,136)         (60,207)
LVIP Protected Profile 2040 Service Class                34,577              --         34,577        (218,421)        (206,676)
LVIP Protected Profile 2050 Standard Class                  (74)             --            (74)         (1,618)          (1,810)
LVIP Protected Profile 2050 Service Class                    27              --             27            (226)            (281)
LVIP Protected Profile Conservative Standard
   Class                                                403,199              --        403,199          12,177          654,945
LVIP Protected Profile Conservative Service Class       232,541              --        232,541          20,873          365,169
LVIP Protected Profile Growth Standard Class             76,398              --         76,398        (640,539)        (278,252)
LVIP Protected Profile Growth Service Class             167,543              --        167,543        (877,230)        (461,981)
LVIP Protected Profile Moderate Standard Class          462,433              --        462,433        (703,679)          77,999
LVIP Protected Profile Moderate Service Class           348,508              --        348,508        (615,120)         (76,426)
LVIP SSgA Bond Index Standard Class                      38,554             731         39,285         119,472          332,018
LVIP SSgA Bond Index Service Class                        9,406             173          9,579          34,245           71,347
LVIP SSgA Developed International 150 Service
   Class                                                    410              --            410         (13,711)         (12,242)
LVIP SSgA Emerging Markets 100 Standard Class         1,200,913       2,110,787      3,311,700      (8,271,760)      (4,562,289)
LVIP SSgA Emerging Markets 100 Service Class            116,302         313,045        429,347      (1,147,729)        (661,239)
LVIP SSgA Global Tactical Allocation Standard
   Class                                               (196,344)             --       (196,344)         93,675          (69,333)
LVIP SSgA Global Tactical Allocation Service
   Class                                                 31,633              --         31,633        (190,298)        (145,542)
LVIP SSgA International Index Standard Class             12,300              --         12,300        (225,855)        (212,818)
LVIP SSgA International Index Service Class               3,070              --          3,070         (84,308)         (80,224)
LVIP SSgA Large Cap 100 Service Class                     4,018              --          4,018          (2,586)           2,248
LVIP SSgA S&P 500 Index Standard Class                  645,269              --        645,269        (521,815)         108,740
LVIP SSgA S&P 500 Index Service Class                    49,950              --         49,950         (51,078)          (7,034)
LVIP SSgA Small-Cap Index Standard Class                317,429              --        317,429        (623,491)        (350,579)
LVIP SSgA Small-Cap Index Service Class                  87,114              --         87,114        (211,018)        (149,097)
LVIP SSgA Small-Mid Cap 200 Service Class                27,686              --         27,686         (47,744)         (17,825)
LVIP T. Rowe Price Growth Stock Service Class            19,426              --         19,426         (30,769)         (16,514)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                     1,307,933              --      1,307,933      (7,015,582)      (7,323,660)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                         82,259              --         82,259        (343,324)        (316,790)
LVIP Templeton Growth Service Class                        (448)             --           (448)        (17,346)         (15,346)
LVIP Turner Mid-Cap Growth Service Class                 24,571              --         24,571         (40,642)         (20,016)
LVIP Vanguard Domestic Equity ETF Service Class          (2,612)             --         (2,612)         11,873            9,718
LVIP Vanguard International Equity ETF Service
   Class                                                 (4,245)             --         (4,245)        (26,120)         (31,755)
LVIP Wells Fargo Intrinsic Value Standard Class      (5,783,629)             --     (5,783,629)     (4,254,997)     (10,285,820)

See accompanying notes.

                                                 DIVIDENDS
                                                   FROM       MORTALITY AND          NET
                                                INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                        INCOME    GUARANTEE CHARGES   INCOME (LOSS)
----------------------------------------------  ----------  -----------------   -------------
LVIP Wells Fargo Intrinsic Value Service Class  $   46,285     $   (62,564)      $   (16,279)
MFS VIT Core Equity Initial Class                       80             (83)               (3)
MFS VIT Total Return Initial Class                  43,323         (21,532)           21,791
MFS VIT Utilities Initial Class                  5,612,759      (1,787,233)        3,825,526
MFS VIT Utilities Service Class                    776,288        (254,370)          521,918
NB AMT Mid-Cap Growth I Class                           --      (1,231,804)       (1,231,804)
NB AMT Partners I Class                                 --            (340)             (340)
NB AMT Regency I Class                               1,412          (2,620)           (1,208)
PIMCO VIT Commodity Real Return Advisor Class       21,887          (1,771)           20,116
PIMCO VIT Total Return Administrative Class         53,862         (19,136)           34,726
Putnam VT Global Health Care Class IB                  780            (916)             (136)
WFVT Advantage Intrinsic Value Class 2               1,004          (2,303)           (1,299)
WFVT Advantage Omega Growth Class 2                     --          (1,549)           (1,549)
WFVT Advantage Small Cap Growth Class 2                 --          (4,260)           (4,260)

                                                                  DIVIDENDS                      NET CHANGE     NET INCREASE
                                                                    FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                 NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                  GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                      ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
----------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
LVIP Wells Fargo Intrinsic Value Service Class   $   (38,648)     $    --      $   (38,648)     $  (174,063)     $  (228,990)
MFS VIT Core Equity Initial Class                         46           --               46             (206)            (163)
MFS VIT Total Return Initial Class                    10,562           --           10,562           (9,577)          22,776
MFS VIT Utilities Initial Class                    1,053,195           --        1,053,195        5,041,272        9,919,993
MFS VIT Utilities Service Class                       93,779           --           93,779          707,521        1,323,218
NB AMT Mid-Cap Growth I Class                      3,147,609           --        3,147,609       (2,182,854)        (267,049)
NB AMT Partners I Class                                 (170)          --             (170)          (6,879)          (7,389)
NB AMT Regency I Class                                 4,142           --            4,142          (15,368)         (12,434)
PIMCO VIT Commodity Real Return Advisor Class          4,869           --            4,869          (33,994)          (9,009)
PIMCO VIT Total Return Administrative Class           (4,404)      73,619           69,215          (95,631)           8,310
Putnam VT Global Health Care Class IB                  1,188        2,506            3,694           (5,153)          (1,595)
WFVT Advantage Intrinsic Value Class 2                (4,946)          --           (4,946)          (3,119)          (9,364)
WFVT Advantage Omega Growth Class 2                    1,333        1,038            2,371           (9,079)          (8,257)
WFVT Advantage Small Cap Growth Class 2               22,982           --           22,982          (32,717)         (13,995)

See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2010 AND 2011

                                                              ABVPSF
                                                              GLOBAL        ABVPSF        ABVPSF       ABVPSF
                                                             THEMATIC     GROWTH AND  INTERNATIONAL   SMALL/MID
                                                              GROWTH        INCOME        VALUE       CAP VALUE
                                                             CLASS B       CLASS B       CLASS B       CLASS A
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                           ------------  -----------  -------------  ----------
NET ASSETS JANUARY 1, 2010                                 $ 36,195,590  $30,359,283     $201,216     $ 800,503
Changes From Operations:
   - Net investment income (loss)                               314,887     (296,577)       3,270        (6,854)
   - Net realized gain (loss) on investments                    299,159   (1,933,600)     (18,827)       11,674
   - Net change in unrealized appreciation or
     depreciation on investments                              4,252,299    5,480,518       20,823       193,279
                                                           ------------  -----------     --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                 4,866,345    3,250,341        5,266       198,099
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       2,177,978    2,042,219        2,169        40,505
   - Contract withdrawals & transfers to annuity reserves    (3,510,576)  (3,252,761)     (10,782)      (65,762)
   - Contract transfers                                      (6,008,738)  (1,618,172)      24,096         7,842
                                                           ------------  -----------     --------     ---------
                                                             (7,341,336)  (2,828,714)      15,483       (17,415)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                     --        1,619           --            --
   - Annuity Payments                                            (5,679)      (6,161)          --          (206)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                     700         (368)          --            --
                                                           ------------  -----------     --------     ---------
                                                                 (4,979)      (4,910)          --          (206)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                              (7,346,315)  (2,833,624)      15,483       (17,621)
                                                           ------------  -----------     --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (2,479,970)     416,717       20,749       180,478
                                                           ------------  -----------     --------     ---------

NET ASSETS AT DECEMBER 31, 2010                              33,715,620   30,776,000      221,965       980,981
Changes From Operations:
   - Net investment income (loss)                              (191,116)      23,163        6,339        (6,748)
   - Net realized gain (loss) on investments                    774,132     (971,113)     (14,771)       14,432
   - Net change in unrealized appreciation or
     depreciation on investments                             (7,816,406)   2,460,334      (45,024)     (103,735)
                                                           ------------  -----------     --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                (7,233,390)   1,512,384      (53,456)      (96,051)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       1,802,515    1,910,826       18,233        81,434
   - Contract withdrawals & transfers to annuity reserves    (2,661,333)  (3,022,122)      (6,519)     (112,852)
   - Contract transfers                                      (3,716,215)  (1,067,443)       5,111        22,145
                                                           ------------  -----------     --------     ---------
                                                             (4,575,033)  (2,178,739)      16,825        (9,273)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                 (5,917)          --           --          (249)
   - Annuity Payments                                            (5,521)      (6,857)          --          (253)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                     450           74           --            --
                                                           ------------  -----------     --------     ---------
                                                                (10,988)      (6,783)          --          (502)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                         (4,586,021)  (2,185,522)      16,825        (9,775)
                                                           ------------  -----------     --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (11,819,411)    (673,138)     (36,631)     (105,826)
                                                           ------------  -----------     --------     ---------
NET ASSETS AT DECEMBER 31, 2011                            $ 21,896,209  $30,102,862     $185,334     $ 875,155
                                                           ============  ===========     ========     =========

                                                             AMERICAN     AMERICAN                    AMERICAN
                                                            CENTURY VP   CENTURY VP     AMERICAN        FUNDS       AMERICAN
                                                            INFLATION    INFLATION     CENTURY VP      GLOBAL         FUNDS
                                                            PROTECTION   PROTECTION  INTERNATIONAL     GROWTH        GROWTH
                                                              CLASS I     CLASS II      CLASS I        CLASS 2       CLASS 2
                                                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                           -----------  -----------  -------------  ------------  ------------
NET ASSETS JANUARY 1, 2010                                 $ 7,299,190  $ 7,026,663     $27,218     $ 94,827,191  $600,119,250
Changes From Operations:
   - Net investment income (loss)                               87,025       39,592         313          406,585    (1,771,509)
   - Net realized gain (loss) on investments                    45,063       44,111         382         (833,580)   (7,910,575)
   - Net change in unrealized appreciation or
     depreciation on investments                               273,477      211,001       1,707        9,480,041   107,898,462
                                                           -----------  -----------     -------     ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  405,565      294,704       2,402        9,053,046    98,216,378
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        769,027    2,078,132       1,667        7,716,614    40,696,073
   - Contract withdrawals & transfers to annuity reserves   (1,368,116)    (623,297)     (1,982)     (10,369,132)  (67,508,207)
   - Contract transfers                                      8,691,126    1,396,432      (5,943)      (5,595,663)  (20,672,377)
                                                           -----------  -----------     -------     ------------  ------------
                                                             8,092,037    2,851,267      (6,258)      (8,248,181)  (47,484,511)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                    --      136,462          --          238,724       189,798
   - Annuity Payments                                          121,901     (145,414)         --          (70,524)     (603,921)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 (3,799)         215          --           (6,084)       30,070
                                                           -----------  -----------     -------     ------------  ------------
                                                               118,102       (8,737)         --          162,116      (384,053)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                              8,210,139    2,842,530      (6,258)      (8,086,065)  (47,868,564)
                                                           -----------  -----------     -------     ------------  ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                      8,615,704    3,137,234      (3,856)         966,981    50,347,814
                                                           -----------  -----------     -------     ------------  ------------

NET ASSETS AT DECEMBER 31, 2010                             15,914,894   10,163,897      23,362       95,794,172   650,467,064
Changes From Operations:
   - Net investment income (loss)                              731,553      338,759         107          244,623    (2,551,906)
   - Net realized gain (loss) on investments                   325,709      280,730         246          333,901     1,823,344
   - Net change in unrealized appreciation or
     depreciation on investments                             1,163,624      542,094      (6,941)      (9,453,466)  (29,895,232)
                                                           -----------  -----------     -------     ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                2,220,886    1,161,583      (6,588)      (8,874,942)  (30,623,794)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        967,183    2,046,436       1,320        6,667,921    34,192,698
   - Contract withdrawals & transfers to annuity reserves   (2,279,587)  (1,069,039)     (3,959)      (9,169,362)  (62,336,118)
   - Contract transfers                                     16,141,798      805,875      24,558       (4,155,567)  (31,487,919)
                                                           -----------  -----------     -------     ------------  ------------
                                                            14,829,394    1,783,272      21,919       (6,657,008)  (59,631,339)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                    --      149,891          --           (5,015)        5,556
   - Annuity Payments                                           93,398     (143,253)         --          (72,055)     (627,889)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                    915           75          --            2,865       (12,354)
                                                           -----------  -----------     -------     ------------  ------------
                                                                94,313        6,713          --          (74,205)     (634,687)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        14,923,707    1,789,985      21,919       (6,731,213)  (60,266,026)
                                                           -----------  -----------     -------     ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     17,144,593    2,951,568      15,331      (15,606,155)  (90,889,820)
                                                           -----------  -----------     -------     ------------  ------------
NET ASSETS AT DECEMBER 31, 2011                            $33,059,487  $13,115,465     $38,693     $ 80,188,017  $559,577,244
                                                           ===========  ===========     =======     ============  ============

                                                              AMERICAN       AMERICAN       BLACKROCK        BLACKROCK
                                                                FUNDS         FUNDS          GLOBAL           GLOBAL
                                                           GROWTH-INCOME  INTERNATIONAL  ALLOCATION V.I.  ALLOCATION V.I.
                                                               CLASS 2       CLASS 2         CLASS I         CLASS III
                                                             SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                           -------------  -------------  ---------------  ---------------
NET ASSETS JANUARY 1, 2010                                  $199,162,564   $310,460,495    $ 6,097,926       $  887,701
Changes From Operations:
   - Net investment income (loss)                                909,272      2,938,095         85,527           23,723
   - Net realized gain (loss) on investments                  (3,002,905)      (579,864)       121,186           36,538
   - Net change in unrealized appreciation or
     depreciation on investments                              21,892,036     14,537,074      1,234,344          324,034
                                                            ------------   ------------    -----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                 19,798,403     16,895,305      1,441,057          384,295
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       17,412,390     22,418,139      1,583,344        2,358,858
   - Contract withdrawals & transfers to annuity reserves    (21,363,678)   (32,203,195)    (1,659,656)        (334,635)
   - Contract transfers                                       (1,168,340)   (13,305,074)    11,623,582        2,125,958
                                                            ------------   ------------    -----------       ----------
                                                              (5,119,628)   (23,090,130)    11,547,270        4,150,181
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                 203,601         62,336             --           54,611
   - Annuity Payments                                           (250,352)      (227,575)        39,824          (54,611)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                    1,991          5,556            459               --
                                                            ------------   ------------    -----------       ----------
                                                                 (44,760)      (159,683)        40,283               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               (5,164,388)   (23,249,813)    11,587,553        4,150,181
                                                            ------------   ------------    -----------       ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                       14,634,015     (6,354,508)    13,028,610        4,534,476
                                                            ------------   ------------    -----------       ----------

NET ASSETS AT DECEMBER 31, 2010                              213,796,579    304,105,987     19,126,536        5,422,177
Changes From Operations:
   - Net investment income (loss)                              1,008,295      1,929,454        318,454          130,175
   - Net realized gain (loss) on investments                  (1,354,127)       847,036        613,026          262,045
   - Net change in unrealized appreciation or
     depreciation on investments                              (5,311,007)   (44,874,194)    (2,023,035)        (886,500)
                                                            ------------   ------------    -----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                 (5,656,839)   (42,097,704)    (1,091,555)        (494,280)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       15,396,712     18,444,184      1,755,816        2,546,625
   - Contract withdrawals & transfers to annuity reserves    (20,748,508)   (27,916,637)    (1,540,647)        (465,502)
   - Contract transfers                                      (11,135,049)   (16,103,403)     4,700,675        1,791,289
                                                            ------------   ------------    -----------       ----------
                                                             (16,486,845)   (25,575,856)     4,915,844        3,872,412
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                  93,839         18,199             --          244,523
   - Annuity Payments                                           (257,361)      (217,881)        77,861         (109,050)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                   (6,050)        (1,368)        (7,783)              17
                                                            ------------   ------------    -----------       ----------
                                                                (169,572)      (201,050)        70,078          135,490
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                         (16,656,417)   (25,776,906)     4,985,922        4,007,902
                                                            ------------   ------------    -----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (22,313,256)   (67,874,610)     3,894,367        3,513,622
                                                            ------------   ------------    -----------       ----------
NET ASSETS AT DECEMBER 31, 2011                             $191,483,323   $236,231,377    $23,020,903       $8,935,799
                                                            ============   ============    ===========       ==========

See accompanying notes.

                                                    DELAWARE        DELAWARE       DELAWARE
                                                      VIP             VIP            VIP          DELAWARE
                                                  DIVERSIFIED     DIVERSIFIED      EMERGING         VIP
                                                     INCOME          INCOME        MARKETS       HIGH YIELD
                                                 STANDARD CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 --------------  -------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                         $172,760,085    $38,590,210     $3,083,527     $35,006,080
Changes From Operations:
   - Net investment income (loss)                     6,650,869      1,466,354        (14,831)      2,336,205
   - Net realized gain (loss) on investments          2,398,369        492,459        (16,837)        773,151
   - Net change in unrealized appreciation or
     depreciation on investments                      3,054,891        803,076        492,744       1,688,792
                                                   ------------    -----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   12,104,129      2,761,889        461,076       4,798,148
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               8,149,372      9,606,500        255,284       1,592,831
   - Contract withdrawals & transfers to
     annuity reserves                               (22,084,399)    (4,878,274)      (425,752)     (4,793,185)
   - Contract transfers                               9,453,610      3,038,918        (80,770)      1,457,819
                                                   ------------    -----------     ----------     -----------
                                                     (4,481,417)     7,767,144       (251,238)     (1,742,535)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        509,185             --             --          24,372
   - Annuity Payments                                  (284,215)       (12,629)        (1,704)        (26,208)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               (19,641)           254             12           1,002
                                                   ------------    -----------     ----------     -----------
                                                        205,329        (12,375)        (1,692)           (834)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (4,276,088)     7,754,769       (252,930)     (1,743,369)
                                                   ------------    -----------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               7,828,041     10,516,658        208,146       3,054,779
                                                   ------------    -----------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2010                     180,588,126     49,106,868      3,291,673      38,060,859
Changes From Operations:
   - Net investment income (loss)                     5,497,412      1,435,104         15,343       3,010,507
   - Net realized gain (loss) on investments          9,406,800      2,414,727         58,900         419,418
   - Net change in unrealized appreciation or
     depreciation on investments                     (5,753,493)    (1,325,576)      (748,777)     (2,979,149)
                                                   ------------    -----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    9,150,719      2,524,255       (674,534)        450,776
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               7,005,224      7,678,621        327,473       1,448,995
   - Contract withdrawals & transfers to
     annuity reserves                               (18,439,962)    (5,115,956)      (151,696)     (5,019,411)
   - Contract transfers                              (3,362,821)    (1,040,019)      (186,991)      1,408,620
                                                   ------------    -----------     ----------     -----------
                                                    (14,797,559)     1,522,646        (11,214)     (2,161,796)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        478,546         77,983             --          95,397
   - Annuity Payments                                  (354,435)       (16,847)        (1,766)        (24,745)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                12,262         (2,421)            11          (6,533)
                                                   ------------    -----------     ----------     -----------
                                                        136,373         58,715         (1,755)         64,119
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (14,661,186)     1,581,361        (12,969)     (2,097,677)
                                                   ------------    -----------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (5,510,467)     4,105,616       (687,503)     (1,646,901)
                                                   ------------    -----------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2011                    $175,077,659    $53,212,484     $2,604,170     $36,413,958
                                                   ============    ===========     ==========     ===========

                                                                   DELAWARE
                                                                     VIP
                                                    DELAWARE     LIMITED-TERM                                     DELAWARE
                                                      VIP         DIVERSIFIED      DELAWARE        DELAWARE      VIP SMALL
                                                   HIGH YIELD       INCOME         VIP REIT        VIP REIT      CAP VALUE
                                                 SERVICE CLASS   SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                 -------------  --------------  --------------  -------------  -------------
NET ASSETS JANUARY 1, 2010                          $4,806,337      $1,646,980    $ 96,403,216    $ 9,800,403   $190,397,545
Changes From Operations:
   - Net investment income (loss)                      335,415          18,957       1,859,606        176,536     (1,108,097)
   - Net realized gain (loss) on investments            70,997          31,319      (7,212,333)      (291,434)     1,452,734
   - Net change in unrealized appreciation or
     depreciation on investments                       286,509          10,428      29,362,020      2,751,137     55,986,392
                                                    ----------      ----------    ------------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     692,921          60,704      24,009,293      2,636,239     56,331,029
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,253,527         703,632       4,970,009      2,106,652     13,291,876
   - Contract withdrawals & transfers to
     annuity reserves                                 (743,280)       (166,799)    (12,139,193)    (1,018,463)   (24,241,900)
   - Contract transfers                               (126,398)        374,038       3,017,105         72,960      5,495,204
                                                    ----------      ----------    ------------    -----------   ------------
                                                       383,849         910,871      (4,152,079)     1,161,149     (5,454,820)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --              --         (25,193)            --         60,873
   - Annuity Payments                                       --              --         (79,036)            --       (135,285)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --              --           4,405             --          6,924
                                                    ----------      ----------    ------------    -----------   ------------
                                                            --              --         (99,824)            --        (67,488)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              383,849         910,871      (4,251,903)     1,161,149     (5,522,308)
                                                    ----------      ----------    ------------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,076,770         971,575      19,757,390      3,797,388     50,808,721
                                                    ----------      ----------    ------------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2010                      5,883,107       2,618,555     116,160,606     13,597,791    241,206,266
Changes From Operations:
   - Net investment income (loss)                      448,923          12,244         688,008         47,645     (1,616,414)
   - Net realized gain (loss) on investments            30,924          54,666      (4,148,171)      (187,971)     6,417,267
   - Net change in unrealized appreciation or
     depreciation on investments                      (421,763)        (27,126)     14,382,568      1,433,339    (10,748,944)
                                                    ----------      ----------    ------------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      58,084          39,784      10,922,405      1,293,013     (5,948,091)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,550,282         217,037       4,582,502      2,178,912     12,251,694
   - Contract withdrawals & transfers to
     annuity reserves                                 (636,931)       (528,142)    (10,931,611)    (1,577,246)   (23,036,312)
   - Contract transfers                                151,447         323,791      (2,133,784)       (34,827)   (13,095,536)
                                                    ----------      ----------    ------------    -----------   ------------
                                                     1,064,798          12,686      (8,482,893)       566,839    (23,880,154)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --              --         115,154             --        180,020
   - Annuity Payments                                       --              --         (84,864)            --       (163,310)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --              --          (2,160)            --           (796)
                                                    ----------      ----------    ------------    -----------   ------------
                                                            --              --          28,130             --         15,914
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,064,798          12,686      (8,454,763)       566,839    (23,864,240)
                                                    ----------      ----------    ------------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,122,882          52,470       2,467,642      1,859,852    (29,812,331)
                                                    ----------      ----------    ------------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2011                     $7,005,989      $2,671,025    $118,628,248    $15,457,643   $211,393,935
                                                    ==========      ==========    ============    ===========   ============

                                                    DELAWARE        DELAWARE
                                                    VIP SMID        VIP SMID       DELAWARE        DELAWARE
                                                   CAP GROWTH      CAP GROWTH     VIP TREND       VIP TREND
                                                 STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 --------------  -------------  --------------  -------------
NET ASSETS JANUARY 1, 2010                         $         --    $        --   $ 178,594,102    $ 5,485,739
Changes From Operations:
   - Net investment income (loss)                      (494,664)       (18,371)     (1,430,033)       (48,249)
   - Net realized gain (loss) on investments            159,890          9,138      19,815,085        785,277
   - Net change in unrealized appreciation or
     depreciation on investments                     27,059,639        993,015      15,010,107        414,913
                                                   ------------    -----------   -------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   26,724,865        983,782      33,395,159      1,151,941
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               1,549,898        277,449       5,485,591      1,062,560
   - Contract withdrawals & transfers to
     annuity reserves                                (5,056,018)      (162,037)    (15,436,560)      (511,717)
   - Contract transfers                             202,751,202      7,647,922    (201,219,586)    (7,188,523)
                                                   ------------    -----------   -------------    -----------
                                                    199,245,082      7,763,334    (211,170,555)    (6,637,680)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                             --             --         (22,372)            --
   - Annuity Payments                                   726,100             --        (796,334)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 2,016             --              --             --
                                                   ------------    -----------   -------------    -----------
                                                        728,116             --        (818,706)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           199,973,198      7,763,334    (211,989,261)    (6,637,680)
                                                   ------------    -----------   -------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             226,698,063      8,747,116    (178,594,102)    (5,485,739)
                                                   ------------    -----------   -------------    -----------
NET ASSETS AT DECEMBER 31, 2010                     226,698,063      8,747,116              --             --
Changes From Operations:
   - Net investment income (loss)                       (71,325)       (25,164)             --             --
   - Net realized gain (loss) on investments         11,529,227        379,909              --             --
   - Net change in unrealized appreciation or
     depreciation on investments                      4,353,238        183,429              --             --
                                                   ------------    -----------   -------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   15,811,140        538,174              --             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               6,917,976      1,679,191              --             --
   - Contract withdrawals & transfers to
     annuity reserves                               (23,650,849)    (1,073,560)             --             --
   - Contract transfers                                 770,997      1,003,658              --             --
                                                   ------------    -----------   -------------    -----------
                                                    (15,961,876)     1,609,289              --             --
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        118,237             --              --             --
   - Annuity Payments                                  (121,644)            --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                (7,581)            --              --             --
                                                   ------------    -----------   -------------    -----------
                                                        (10,988)            --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (15,972,864)     1,609,289              --             --
                                                   ------------    -----------   -------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (161,724)     2,147,463              --             --
                                                   ------------    -----------   -------------    -----------
NET ASSETS AT DECEMBER 31, 2011                    $226,536,339    $10,894,579   $          --    $        --
                                                   ============    ===========   =============    ===========

See accompanying notes.

                                                                                                   DWS VIP
                                                                                                 ALTERNATIVE
                                                    DELAWARE                                        ASSET
                                                    VIP U.S.        DELAWARE       DELAWARE      ALLOCATION
                                                     GROWTH        VIP VALUE       VIP VALUE        PLUS
                                                  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS     CLASS A
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  -------------  --------------  -------------  ------------
NET ASSETS JANUARY 1, 2010                           $ 72,566     $110,211,217     $ 8,709,861   $  603,453
Changes From Operations:
   - Net investment income (loss)                        (839)       1,578,327         105,500        1,048
   - Net realized gain (loss) on investments             (101)      (2,342,864)       (126,171)      17,046
   - Net change in unrealized appreciation or
     depreciation on investments                        9,449       15,437,366       1,356,088      135,523
                                                     --------     ------------     -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      8,509       14,672,829       1,335,417      153,617
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    43        5,080,936       2,075,503      197,501
   - Contract withdrawals & transfers to
     annuity reserves                                  (4,962)     (10,957,798)     (1,148,538)    (139,085)
   - Contract transfers                                    79       (4,569,132)        (13,810)   1,289,705
                                                     --------     ------------     -----------   ----------
                                                       (4,840)     (10,445,994)        913,155    1,348,121
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --           87,960              --           --
   - Annuity Payments                                      --         (140,570)             --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           12,229              --           --
                                                     --------     ------------     -----------   ----------
                                                           --          (40,381)             --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (4,840)     (10,486,375)        913,155    1,348,121
                                                     --------     ------------     -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 3,669        4,186,454       2,248,572    1,501,738
                                                     --------     ------------     -----------   ----------
NET ASSETS AT DECEMBER 31, 2010                        76,235      114,397,671      10,958,433    2,105,191
Changes From Operations:
   - Net investment income (loss)                      (1,189)       1,156,113          80,982        7,805
   - Net realized gain (loss) on investments            2,777         (194,894)        (12,253)      36,467
   - Net change in unrealized appreciation or
     depreciation on investments                        1,180        8,477,341         865,019     (168,014)
                                                     --------     ------------     -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      2,768        9,438,560         933,748     (123,742)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    65        4,563,097       2,158,512      292,740
   - Contract withdrawals & transfers to
     annuity reserves                                  (4,478)     (11,352,037)     (1,243,804)    (330,029)
   - Contract transfers                                33,824        2,357,078         256,817    1,134,093
                                                     --------     ------------     -----------   ----------
                                                       29,411       (4,431,862)      1,171,525    1,096,804
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --          (22,392)             --           --
   - Annuity Payments                                      --         (171,651)             --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            5,677              --           --
                                                     --------     ------------     -----------   ----------
                                                           --         (188,366)             --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              29,411       (4,620,228)      1,171,525    1,096,804
                                                     --------     ------------     -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                32,179        4,818,332       2,105,273      973,062
                                                     --------     ------------     -----------   ----------
NET ASSETS AT DECEMBER 31, 2011                      $108,414     $119,216,003     $13,063,706   $3,078,253
                                                     ========     ============     ===========   ==========

                                                     DWS VIP
                                                   ALTERNATIVE
                                                      ASSET        DWS VIP       DWS VIP       DWS VIP       DWS VIP
                                                   ALLOCATION     EQUITY 500   EQUITY 500     SMALL CAP     SMALL CAP
                                                      PLUS          INDEX         INDEX         INDEX         INDEX
                                                     CLASS B       CLASS A       CLASS B       CLASS A       CLASS B
                                                   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                 -------------  ------------  ------------  ------------  ------------
NET ASSETS JANUARY 1, 2010                          $ 76,941    $162,616,209   $ 7,142,483   $38,206,851    $3,747,270
Changes From Operations:
   - Net investment income (loss)                       (420)      1,454,207        44,667       (23,035)      (16,044)
   - Net realized gain (loss) on investments           2,258      (1,325,911)       (3,100)     (925,815)      (31,662)
   - Net change in unrealized appreciation or
     depreciation on investments                      25,008      20,050,180     1,154,670     9,758,389     1,059,671
                                                    --------    ------------   -----------   -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    26,846      20,178,476     1,196,237     8,809,539     1,011,965
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              265,497       7,569,073     2,654,739     1,620,404       924,458
   - Contract withdrawals & transfers to
     annuity reserves                                (54,079)    (16,517,420)     (472,364)   (4,787,231)     (385,632)
   - Contract transfers                               77,186      (7,187,214)      (79,563)       24,635         8,966
                                                    --------    ------------   -----------   -----------    ----------
                                                     288,604     (16,135,561)    2,102,812    (3,142,192)      547,792
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --         (21,084)           --        35,999            --
   - Annuity Payments                                     --        (230,418)           --       (37,206)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --           5,495            --         2,821            --
                                                    --------    ------------   -----------   -----------    ----------
                                                          --        (246,007)           --         1,614            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            288,604     (16,381,568)    2,102,812    (3,140,578)      547,792
                                                    --------    ------------   -----------   -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              315,450       3,796,908     3,299,049     5,668,961     1,559,757
                                                    --------    ------------   -----------   -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                      392,391     166,413,117    10,441,532    43,875,812     5,307,027
Changes From Operations:
   - Net investment income (loss)                       (850)      1,142,528        42,387       (53,331)      (22,139)
   - Net realized gain (loss) on investments           3,777         876,193        35,853       181,912        26,969
   - Net change in unrealized appreciation or
     depreciation on investments                     (39,677)       (522,843)      (46,780)   (2,261,318)     (299,957)
                                                    --------    ------------   -----------   -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (36,750)      1,495,878        31,460    (2,132,737)     (295,127)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              444,425       6,455,021     3,041,031     1,356,462       834,544
   - Contract withdrawals & transfers to
     annuity reserves                                (22,329)    (15,828,679)     (768,296)   (3,818,705)     (444,834)
   - Contract transfers                              177,684      (4,556,990)      (19,673)   (2,751,252)     (184,979)
                                                    --------    ------------   -----------   -----------    ----------
                                                     599,780     (13,930,648)    2,253,062    (5,213,495)      204,731
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --              --            --        24,559            --
   - Annuity Payments                                     --        (245,877)           --       (39,085)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --             592            --           955            --
                                                    --------    ------------   -----------   -----------    ----------
                                                          --        (245,285)           --       (13,571)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            599,780     (14,175,933)    2,253,062    (5,227,066)      204,731
                                                    --------    ------------   -----------   -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              563,030     (12,680,055)    2,284,522    (7,359,803)      (90,396)
                                                    --------    ------------   -----------   -----------    ----------
NET ASSETS AT DECEMBER 31, 2011                     $955,421    $153,733,062   $12,726,054   $36,516,009    $5,216,631
                                                    ========    ============   ===========   ===========    ==========

                                                                 FIDELITY VIP                 FIDELITY VIP
                                                  FIDELITY VIP    CONTRAFUND    FIDELITY VIP     GROWTH
                                                   CONTRAFUND       SERVICE        GROWTH        SERVICE
                                                  SERVICE CLASS     CLASS 2    SERVICE CLASS     CLASS 2
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                 --------------  ------------  -------------  ------------
NET ASSETS JANUARY 1, 2010                         $213,580,220   $28,051,498    $55,044,200    $3,312,066
Changes From Operations:
   - Net investment income (loss)                       133,706        26,750       (459,307)      (37,077)
   - Net realized gain (loss) on investments         (5,469,613)     (158,678)    (2,547,537)         (216)
   - Net change in unrealized appreciation or
     depreciation on investments                     36,745,973     5,014,455     14,733,419       884,496
                                                   ------------   -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   31,410,066     4,882,527     11,726,575       847,203
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              10,020,118     7,372,686      2,665,513     1,118,996
   - Contract withdrawals & transfers to
     annuity reserves                               (23,395,165)   (3,066,618)    (5,817,008)     (422,860)
   - Contract transfers                              (6,333,824)     (575,584)      (833,387)      (69,253)
                                                   ------------   -----------    -----------    ----------
                                                    (19,708,871)    3,730,484     (3,984,882)      626,883
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        188,025            --        (12,032)           --
   - Annuity Payments                                  (259,763)           --        (24,056)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                11,843            --            952            --
                                                   ------------   -----------    -----------    ----------
                                                        (59,895)           --        (35,136)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (19,768,766)    3,730,484     (4,020,018)      626,883
                                                   ------------   -----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              11,641,300     8,613,011      7,706,557     1,474,086
                                                   ------------   -----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                     225,221,520    36,664,509     62,750,757     4,786,152
Changes From Operations:
   - Net investment income (loss)                      (272,304)      (65,957)      (478,564)      (46,538)
   - Net realized gain (loss) on investments         (1,794,592)      (46,611)    (1,373,851)       84,780
   - Net change in unrealized appreciation or
     depreciation on investments                     (5,442,421)   (1,378,974)     1,310,680      (110,727)
                                                   ------------   -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (7,509,317)   (1,491,542)      (541,735)      (72,485)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               8,811,576     6,997,039      2,599,478     1,202,448
   - Contract withdrawals & transfers to
     annuity reserves                               (21,289,879)   (3,596,350)    (5,946,253)     (432,051)
   - Contract transfers                              (5,727,528)     (814,532)    (1,328,620)       83,201
                                                   ------------   -----------    -----------    ----------
                                                    (18,205,831)    2,586,157     (4,675,395)      853,598
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        (40,635)           --        141,148            --
   - Annuity Payments                                  (204,905)           --        (35,866)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 3,548            --         (7,819)           --
                                                   ------------   -----------    -----------    ----------
                                                       (241,992)           --         97,463            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (18,447,823)    2,586,157     (4,577,932)      853,598
                                                   ------------   -----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (25,957,140)    1,094,615     (5,119,667)      781,113
                                                   ------------   -----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2011                    $199,264,380   $37,759,124    $57,631,090    $5,567,265
                                                   ============   ===========    ===========    ==========

See accompanying notes.

                                                                                FTVIPT      FTVIPT       FTVIPT
                                                                FIDELITY VIP   FRANKLIN     MUTUAL     TEMPLETON
                                                                   MID CAP      INCOME      SHARES    GLOBAL BOND
                                                                   SERVICE    SECURITIES  SECURITIES   SECURITIES
                                                                   CLASS 2      CLASS 2     CLASS 2     CLASS 2
                                                                 SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                                ------------  ----------  ----------  -----------
NET ASSETS JANUARY 1, 2010                                       $2,324,412   $1,671,551  $1,313,135   $4,896,774
Changes From Operations:
   - Net investment income (loss)                                   (27,643)      96,608       5,925       12,368
   - Net realized gain (loss) on investments                         26,111      (14,028)    (19,086)     101,904
   - Net change in unrealized appreciation or
     depreciation on investments                                    665,205      116,090     153,409      497,640
                                                                 ----------   ----------  ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                       663,673      198,670     140,248      611,912
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             161,202      139,725     223,900       15,324
   - Contract withdrawals & transfers to annuity reserves          (154,618)    (138,812)   (111,519)    (356,213)
   - Contract transfers                                             207,135      104,381      29,075     (109,808)
                                                                 ----------   ----------  ----------   ----------
                                                                    213,719      105,294     141,456     (450,697)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                         --           --          --           --
   - Annuity Payments                                                    --           --          --           --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                          --           --          --           --
                                                                 ----------   ----------  ----------   ----------
                                                                         --           --          --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     213,719      105,294     141,456     (450,697)
                                                                 ----------   ----------  ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             877,392      303,964     281,704      161,215
                                                                 ----------   ----------  ----------   ----------
NET ASSETS AT DECEMBER 31, 2010                                   3,201,804    1,975,515   1,594,839    5,057,989
Changes From Operations:
   - Net investment income (loss)                                   (35,336)      84,606      23,521      223,150
   - Net realized gain (loss) on investments                         94,758        1,899      (1,554)     105,767
   - Net change in unrealized appreciation or
     depreciation on investments                                   (430,264)     (64,987)    (67,666)    (457,333)
                                                                 ----------   ----------  ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      (370,842)      21,518     (45,699)    (128,416)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             200,388       23,593     381,457       24,134
   - Contract withdrawals & transfers to annuity reserves          (182,257)    (219,518)    (55,580)    (273,868)
   - Contract transfers                                             (84,964)     107,788      44,660      453,949
                                                                 ----------   ----------  ----------   ----------
                                                                    (66,833)     (88,137)    370,537      204,215
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                     20,052           --          --           --
   - Annuity Payments                                                (2,887)          --          --           --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                           2           --          --           --
                                                                 ----------   ----------  ----------   ----------
                                                                     17,167           --          --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                     (49,666)     (88,137)    370,537      204,215
                                                                 ----------   ----------  ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (420,508)     (66,619)    324,838       75,799
                                                                 ----------   ----------  ----------   ----------
NET ASSETS AT DECEMBER 31, 2011                                  $2,781,296   $1,908,896  $1,919,677   $5,133,788
                                                                 ==========   ==========  ==========   ==========

                                                                                          JANUS ASPEN
                                                                           INVESCO V.I.      SERIES       LVIP BARON
                                                            INVESCO V.I.  INTERNATIONAL    WORLDWIDE       GROWTH       LVIP CAPITAL
                                                             CORE EQUITY      GROWTH     INSTITUTIONAL  OPPORTUNITIES     GROWTH
                                                              SERIES I       SERIES I        CLASS      SERVICE CLASS  SERVICE CLASS
                                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                            ------------  -------------  -------------  -------------  -------------
NET ASSETS JANUARY 1, 2010                                    $ 58,782      $ 145,153       $189,149     $125,909,741     $10,645
Changes From Operations:
   - Net investment income (loss)                                 (187)           586           (201)      (1,293,355)       (101)
   - Net realized gain (loss) on investments                       633         25,024            644        1,743,905        (178)
   - Net change in unrealized appreciation or
     depreciation on investments                                 2,971        (21,086)        23,503       29,199,100       1,867
                                                              --------      ---------       --------     ------------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                    3,417          4,524         23,946       29,649,650       1,588
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                          1,481             81         22,995        9,017,442          --
   - Contract withdrawals & transfers to annuity reserves      (11,325)       (28,694)        (4,995)     (15,716,341)     (1,025)
   - Contract transfers                                         (4,176)       (65,409)       (40,987)      (3,572,144)         --
                                                              --------      ---------       --------     ------------     -------
                                                               (14,020)       (94,022)       (22,987)     (10,271,043)     (1,025)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                    --             --             --           25,351          --
   - Annuity Payments                                               --             --         (2,801)         (43,142)         --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                     --             --            608            1,328          --
                                                              --------      ---------       --------     ------------     -------
                                                                    --             --         (2,193)         (16,463)         --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (14,020)       (94,022)       (25,180)     (10,287,506)     (1,025)
                                                              --------      ---------       --------     ------------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (10,603)       (89,498)        (1,234)      19,362,144         563
                                                              --------      ---------       --------     ------------     -------
NET ASSETS AT DECEMBER 31, 2010                                 48,179         55,655        187,915      145,271,885      11,208
Changes From Operations:
   - Net investment income (loss)                                 (136)            92           (195)      (1,474,425)       (117)
   - Net realized gain (loss) on investments                       618            940          2,073        4,598,568          38
   - Net change in unrealized appreciation or
     depreciation on investments                                  (884)        (4,870)       (26,810)       1,091,861      (1,245)
                                                              --------      ---------       --------     ------------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     (402)        (3,838)       (24,932)       4,216,004      (1,324)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                             --             70         23,651        8,477,850          --
   - Contract withdrawals & transfers to annuity reserves       (5,364)        (1,532)        (3,296)     (13,934,228)       (252)
   - Contract transfers                                          9,896          3,794        (13,868)      (4,474,549)      2,000
                                                              --------      ---------       --------     ------------     -------
                                                                 4,532          2,332          6,487       (9,930,927)      1,748
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                    --            136             --            1,567          --
   - Annuity Payments                                               --           (136)        (2,886)         (49,475)         --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                     --             --            504            1,522          --
                                                              --------      ---------       --------     ------------     -------
                                                                    --             --         (2,382)         (46,386)         --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                  4,532          2,332          4,105       (9,977,313)      1,748
                                                              --------      ---------       --------     ------------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          4,130         (1,506)       (20,827)      (5,761,309)        424
                                                              --------      ---------       --------     ------------     -------
NET ASSETS AT DECEMBER 31, 2011                               $ 52,309      $  54,149       $167,088     $139,510,576     $11,632
                                                              ========      =========       ========     ============     =======

                                                                 LVIP            LVIP           LVIP
                                                            COHEN & STEERS  COHEN & STEERS    COLUMBIA         LVIP
                                                                GLOBAL          GLOBAL         VALUE         DELAWARE
                                                              REAL ESTATE     REAL ESTATE   OPPORTUNITIES       BOND
                                                            STANDARD CLASS   SERVICE CLASS  SERVICE CLASS  STANDARD CLASS
                                                              SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                            --------------  --------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                                    $ 5,814,988     $1,869,424       $177,941     $352,396,046
Changes From Operations:
   - Net investment income (loss)                                 (66,615)       (24,913)        (1,945)       8,433,024
   - Net realized gain (loss) on investments                      (12,416)        25,408         (7,904)      11,461,993
   - Net change in unrealized appreciation or
     depreciation on investments                                1,123,288        369,436         43,536        5,733,221
                                                              -----------     ----------       --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   1,044,257        369,931         33,687       25,628,238
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                           374,816        631,079          1,042       14,145,732
   - Contract withdrawals & transfers to annuity reserves        (832,077)      (167,016)       (11,512)     (43,412,142)
   - Contract transfers                                         1,567,992        253,293        (20,087)         511,742
                                                              -----------     ----------       --------     ------------
                                                                1,110,731        717,356        (30,557)     (28,754,668)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                   56,643             --             --          315,565
   - Annuity Payments                                              (7,474)            --             --         (728,362)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                    (1,785)            --             --          (38,636)
                                                              -----------     ----------       --------     ------------
                                                                   47,384             --             --         (451,433)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 1,158,115        717,356        (30,557)     (29,206,101)
                                                              -----------     ----------       --------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         2,202,372      1,087,287          3,130       (3,577,863)
                                                              -----------     ----------       --------     ------------
NET ASSETS AT DECEMBER 31, 2010                                 8,017,360      2,956,711        181,071      348,818,183
Changes From Operations:
   - Net investment income (loss)                                 (81,262)       (33,971)        (2,438)       7,811,857
   - Net realized gain (loss) on investments                       86,271         48,155          4,481       12,134,028
   - Net change in unrealized appreciation or
     depreciation on investments                                 (830,376)      (346,420)        (8,722)       1,443,386
                                                              -----------     ----------       --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                    (825,367)      (332,236)        (6,679)      21,389,271
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                           412,510        603,931             --       10,628,622
   - Contract withdrawals & transfers to annuity reserves      (1,014,333)      (228,744)        (2,613)     (34,231,597)
   - Contract transfers                                           941,008         65,657         29,027      (11,334,915)
                                                              -----------     ----------       --------     ------------
                                                                  339,185        440,844         26,414      (34,937,890)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                    4,504             --             --          (91,624)
   - Annuity Payments                                             (10,109)            --             --         (736,329)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                       498             --             --          (59,667)
                                                              -----------     ----------       --------     ------------
                                                                   (5,107)            --             --         (887,620)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                   334,078        440,844         26,414      (35,825,510)
                                                              -----------     ----------       --------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (491,289)       108,608         19,735      (14,436,239)
                                                              -----------     ----------       --------     ------------
NET ASSETS AT DECEMBER 31, 2011                               $ 7,526,071     $3,065,319       $200,806     $334,381,944
                                                              ===========     ==========       ========     ============

See accompanying notes.

                                                                                         LVIP            LVIP
                                                                          LVIP         DELAWARE        DELAWARE
                                                           LVIP         DELAWARE      FOUNDATION      FOUNDATION
                                                         DELAWARE     DIVERSIFIED     AGGRESSIVE      AGGRESSIVE
                                                           BOND      FLOATING RATE    ALLOCATION      ALLOCATION
                                                      SERVICE CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                      -------------  -------------  --------------  -------------
NET ASSETS JANUARY 1, 2010                             $17,489,129      $     --     $145,249,902     $2,362,699
Changes From Operations:
   - Net investment income (loss)                          464,519            --        2,305,873         40,958
   - Net realized gain (loss) on investments               480,701            --       (2,079,120)       (24,610)
   - Net change in unrealized appreciation or
     depreciation on investments                           350,210            --       14,592,234        265,817
                                                       -----------      --------     ------------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            1,295,430            --       14,818,987        282,165
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  4,770,542            --        3,379,970        665,012
   - Contract withdrawals & transfers to annuity
     reserves                                           (2,102,962)           --      (15,159,474)      (230,387)
   - Contract transfers                                    682,633            --       (6,438,629)      (154,822)
                                                       -----------      --------     ------------     ----------
                                                         3,350,213            --      (18,218,133)       279,803
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --            --               --             --
   - Annuity Payments                                           --            --         (125,612)            --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --            --           12,811             --
                                                       -----------      --------     ------------     ----------
                                                                --            --         (112,801)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                3,350,213            --      (18,330,934)       279,803
                                                       -----------      --------     ------------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  4,645,643            --       (3,511,947)       561,968
                                                       -----------      --------     ------------     ----------
NET ASSETS AT DECEMBER 31, 2010                         22,134,772            --      141,737,955      2,924,667
Changes From Operations:
   - Net investment income (loss)                          527,449         6,730        1,389,669         31,346
   - Net realized gain (loss) on investments               651,026          (112)        (333,651)         4,482
   - Net change in unrealized appreciation or
     depreciation on investments                           235,603       (13,466)      (4,703,283)      (148,548)
                                                       -----------      --------     ------------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            1,414,078        (6,848)      (3,647,265)      (112,720)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  4,479,446        61,297        2,862,305        759,746
   - Contract withdrawals & transfers to annuity
     reserves                                           (2,325,217)       (9,025)     (14,479,561)      (245,822)
   - Contract transfers                                    164,531       529,187       (5,395,917)      (114,084)
                                                       -----------      --------     ------------     ----------
                                                         2,318,760       581,459      (17,013,173)       399,840
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --            --           11,879             --
   - Annuity Payments                                           --        17,883         (129,028)            --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --        (1,230)         (43,953)            --
                                                       -----------      --------     ------------     ----------
                                                                --        16,653         (161,102)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                2,318,760       598,112      (17,174,275)       399,840
                                                       -----------      --------     ------------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  3,732,838       591,264      (20,821,540)       287,120
                                                       -----------      --------     ------------     ----------
NET ASSETS AT DECEMBER 31, 2011                        $25,867,610      $591,264     $120,916,415     $3,211,787
                                                       ===========      ========     ============     ==========

                                                           LVIP            LVIP           LVIP           LVIP
                                                         DELAWARE        DELAWARE       DELAWARE        DELAWARE         LVIP
                                                        FOUNDATION      FOUNDATION     FOUNDATION      FOUNDATION      DELAWARE
                                                       CONSERVATIVE    CONSERVATIVE     MODERATE        MODERATE      GROWTH AND
                                                        ALLOCATION      ALLOCATION     ALLOCATION      ALLOCATION       INCOME
                                                      STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                        SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                      --------------  -------------  --------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                             $298,489,104     $3,604,889     $  464,361      $   19,520   $1,059,349,551
Changes From Operations:
   - Net investment income (loss)                         1,972,045         24,500         19,592           5,563         (742,500)
   - Net realized gain (loss) on investments             (3,435,129)       (19,996)         3,159             193      (22,864,432)
   - Net change in unrealized appreciation or
     depreciation on investments                         27,242,666        345,126         68,943          20,175      132,947,779
                                                       ------------     ----------     ----------      ----------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            25,779,582        349,630         91,694          25,931      109,340,847
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   5,913,154        776,398         70,171         273,532       21,462,735
   - Contract withdrawals & transfers to annuity
     reserves                                           (32,358,245)      (294,256)       (44,014)         (2,252)    (149,837,286)
   - Contract transfers                                  (8,076,941)       (67,980)       606,925          55,968      (31,762,951)
                                                       ------------     ----------     ----------      ----------   --------------
                                                        (34,522,032)       414,162        633,082         327,248     (160,137,502)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                             39,621             --          4,931              --          100,394
   - Annuity Payments                                      (262,216)            --           (355)             --       (2,547,223)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                              33,394             --            142              --          162,830
                                                       ------------     ----------     ----------      ----------   --------------
                                                           (189,201)            --          4,718              --       (2,283,999)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               (34,711,233)       414,162        637,800         327,248     (162,421,501)
                                                       ------------     ----------     ----------      ----------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (8,931,651)       763,792        729,494         353,179      (53,080,654)
                                                       ------------     ----------     ----------      ----------   --------------
NET ASSETS AT DECEMBER 31, 2010                         289,557,453      4,368,681      1,193,855         372,699    1,006,268,897
Changes From Operations:
   - Net investment income (loss)                        14,795,848        247,110         43,323          14,250          138,866
   - Net realized gain (loss) on investments               (816,777)        (3,829)         6,178             551       (1,930,789)
   - Net change in unrealized appreciation or
     depreciation on investments                        (10,249,422)      (199,700)      (113,314)        (27,198)       5,245,741
                                                       ------------     ----------     ----------      ----------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                             3,729,649         43,581        (63,813)        (12,397)       3,453,818
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   5,099,933        838,203        191,152         618,582       19,171,060
   - Contract withdrawals & transfers to annuity
     reserves                                           (28,946,258)      (478,481)      (295,043)        (45,384)     (96,223,341)
   - Contract transfers                                  (8,122,291)      (172,069)     1,561,712         113,714      (35,897,060)
                                                       ------------     ----------     ----------      ----------   --------------
                                                        (31,968,616)       187,653      1,457,821         686,912     (112,949,341)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                             30,337             --             --              --         (303,181)
   - Annuity Payments                                      (313,247)            --           (627)             --       (2,533,203)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                             (16,503)            --           (278)             --         (334,651)
                                                       ------------     ----------     ----------      ----------   --------------
                                                           (299,413)            --           (905)             --       (3,171,035)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               (32,268,029)       187,653      1,456,916         686,912     (116,120,376)
                                                       ------------     ----------     ----------      ----------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (28,538,380)       231,234      1,393,103         674,515     (112,666,558)
                                                       ------------     ----------     ----------      ----------   --------------
NET ASSETS AT DECEMBER 31, 2011                        $261,019,073     $4,599,915     $2,586,958      $1,047,214   $  893,602,339
                                                       ============     ==========     ==========      ==========   ==============

                                                                 LVIP           LVIP            LVIP           LVIP
                                                               DELAWARE       DELAWARE        DELAWARE       DELAWARE
                                                              GROWTH AND       SOCIAL          SOCIAL        SPECIAL
                                                                INCOME       AWARENESS       AWARENESS    OPPORTUNITIES
                                                            SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                              SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                            -------------  --------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                                    $3,174,304    $551,755,780    $ 8,305,134    $407,188,333
Changes From Operations:
   - Net investment income (loss)                                (11,389)     (2,185,680)       (62,425)     (1,162,382)
   - Net realized gain (loss) on investments                     (45,170)     (3,445,723)       (57,770)      4,641,721
   - Net change in unrealized appreciation or
     depreciation on investments                                 432,515      57,096,688      1,008,711     109,108,809
                                                              ----------    ------------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                    375,956      51,465,285        888,516     112,588,148
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                          642,671      13,587,836      1,777,734      12,544,849
   - Contract withdrawals & transfers to annuity
     reserves                                                   (430,122)    (59,652,148)      (732,017)    (46,032,846)
   - Contract transfers                                          (47,769)    (21,499,529)      (422,653)     (1,935,900)
                                                              ----------    ------------    -----------    ------------
                                                                 164,780     (67,563,841)       623,064     (35,423,897)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                      --           2,161             --          78,721
   - Annuity Payments                                                 --        (234,063)            --        (300,453)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                       --          17,352             --          27,853
                                                              ----------    ------------    -----------    ------------
                                                                      --        (214,550)            --        (193,879)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                        164,780     (67,778,391)       623,064     (35,617,776)
                                                              ----------    ------------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          540,736     (16,313,106)     1,511,580      76,970,372
                                                              ----------    ------------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2010                                3,715,040     535,442,674      9,816,714     484,158,705
Changes From Operations:
   - Net investment income (loss)                                 (9,366)     (1,379,566)       (57,791)     (3,184,037)
   - Net realized gain (loss) on investments                       1,395       4,231,932         18,628      48,901,229
   - Net change in unrealized appreciation or
     depreciation on investments                                    (767)     (3,425,175)       (45,325)    (72,731,939)
                                                              ----------    ------------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     (8,738)       (572,809)       (84,488)    (27,014,747)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                          742,675      12,057,665      1,778,924      11,447,135
   - Contract withdrawals & transfers to annuity
     reserves                                                   (399,182)    (49,523,060)      (774,366)    (44,227,490)
   - Contract transfers                                           76,118     (22,712,382)      (323,765)    (20,637,327)
                                                              ----------    ------------    -----------    ------------
                                                                 419,611     (60,177,777)       680,793     (53,417,682)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                      --         (18,263)            --          22,419
   - Annuity Payments                                                 --        (237,469)            --        (331,738)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                       --          (1,751)            --          (5,110)
                                                              ----------    ------------    -----------    ------------
                                                                      --        (257,483)            --        (314,429)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                        419,611     (60,435,260)       680,793     (53,732,111)
                                                              ----------    ------------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          410,873     (61,008,069)       596,305     (80,746,858)
                                                              ----------    ------------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2011                               $4,125,913    $474,434,605    $10,413,019    $403,411,847
                                                              ==========    ============    ===========    ============

See accompanying notes.

                                                      LVIP
                                                    DELAWARE                                     LVIP JANUS
                                                    SPECIAL      LVIP GLOBAL     LVIP GLOBAL       CAPITAL
                                                 OPPORTUNITIES      INCOME         INCOME       APPRECIATION
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  --------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                        $14,909,897     $ 2,240,533     $  443,069    $296,244,494
Changes From Operations:
   - Net investment income (loss)                     (99,131)         91,137         29,115        (799,345)
   - Net realized gain (loss) on investments          (66,979)         28,342          9,051      (1,386,115)
   - Net change in unrealized appreciation or
     depreciation on investments                    4,708,137         162,682         57,632      29,857,113
                                                  -----------     -----------     ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  4,542,027         282,161         95,798      27,671,653
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             3,167,732         210,997        947,461       8,691,529
   - Contract withdrawals & transfers to
     annuity reserves                              (1,902,107)       (549,795)       (89,740)    (30,435,461)
   - Contract transfers                               247,613       3,259,713        778,814      (9,180,437)
                                                  -----------     -----------     ----------    ------------
                                                    1,513,238       2,920,915      1,636,535     (30,924,369)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --              --             --           3,408
   - Annuity Payments                                      --          (5,569)            --        (125,451)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             969             --             539
                                                  -----------     -----------     ----------    ------------
                                                           --          (4,600)            --        (121,504)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,513,238       2,916,315      1,636,535     (31,045,873)
                                                  -----------     -----------     ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             6,055,265       3,198,476      1,732,333      (3,374,220)
                                                  -----------     -----------     ----------    ------------
NET ASSETS AT DECEMBER 31, 2010                    20,965,162       5,439,009      2,175,402     292,870,274
Changes From Operations:
   - Net investment income (loss)                    (215,239)        284,493         90,617      (2,145,712)
   - Net realized gain (loss) on investments        1,807,920          41,104         39,489       1,368,931
   - Net change in unrealized appreciation or
        depreciation on investments                (3,023,516)       (437,580)      (150,296)    (16,686,228)
                                                  -----------     -----------     ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (1,430,835)       (111,983)       (20,190)    (17,463,009)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             3,486,212         369,895        966,617       7,273,964
   - Contract withdrawals & transfers to
     annuity reserves                              (1,915,342)     (1,102,626)      (521,584)    (27,122,493)
   - Contract transfers                              (263,802)      3,404,993        500,892     (13,255,003)
                                                  -----------     -----------     ----------    ------------
                                                    1,307,068       2,672,262        945,925     (33,103,532)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --          47,210             --          11,675
   - Annuity Payments                                      --          (8,425)            --        (172,323)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           1,134             --         (13,731)
                                                  -----------     -----------     ----------    ------------
                                                           --          39,919             --        (174,379)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,307,068       2,712,181        945,925     (33,277,911)
                                                  -----------     -----------     ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (123,767)      2,600,198        925,735     (50,740,920)
                                                  -----------     -----------     ----------    ------------
NET ASSETS AT DECEMBER 31, 2011                   $20,841,395     $ 8,039,207     $3,101,137    $242,129,354
                                                  ===========     ===========     ==========    ============

                                                                                                                  LVIP
                                                  LVIP JANUS       LVIP MFS                        LVIP         MONDRIAN
                                                    CAPITAL     INTERNATIONAL    LVIP MFS        MID-CAP      INTERNATIONAL
                                                 APPRECIATION       GROWTH         VALUE          VALUE           VALUE
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS
                                                  SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                 -------------  -------------  -------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                          $1,330,936     $399,369      $1,193,688      $196,119      $319,915,547
Changes From Operations:
   - Net investment income (loss)                       (6,517)      (2,431)          2,008        (2,722)        6,407,495
   - Net realized gain (loss) on investments            17,940        4,002           7,979         2,849         2,928,098
   - Net change in unrealized appreciation or
     depreciation on investments                       122,483       44,846         166,396        43,148        (7,158,523)
                                                    ----------     --------      ----------      --------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     133,906       46,417         176,383        43,275         2,177,070
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                360,567       58,407         436,272        57,774         9,280,166
   - Contract withdrawals & transfers to
     annuity reserves                                 (174,981)     (56,438)        (41,472)      (34,527)      (33,227,315)
   - Contract transfers                               (180,336)      14,184          87,761       (12,217)      (15,357,134)
                                                    ----------     --------      ----------      --------      ------------
                                                         5,250       16,153         482,561        11,030       (39,304,283)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --           --              --            --             4,263
   - Annuity Payments                                       --           --              --            --          (124,601)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --           --              --            --            (6,202)
                                                    ----------     --------      ----------      --------      ------------
                                                            --           --              --            --          (126,540)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                5,250       16,153         482,561        11,030       (39,430,823)
                                                    ----------     --------      ----------      --------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                139,156       62,570         658,944        54,305       (37,253,753)
                                                    ----------     --------      ----------      --------      ------------
NET ASSETS AT DECEMBER 31, 2010                      1,470,092      461,939       1,852,632       250,424       282,661,794
Changes From Operations:
   - Net investment income (loss)                      (15,210)       8,939           2,578        (2,979)        5,296,725
   - Net realized gain (loss) on investments            16,906        3,775          16,929         5,273         3,700,770
   - Net change in unrealized appreciation or
        depreciation on investments                   (109,777)     (76,769)        (47,303)      (29,819)      (21,761,830)
                                                    ----------     --------      ----------      --------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (108,081)     (64,055)        (27,796)      (27,525)      (12,764,335)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                352,861       19,332         159,786        10,720         8,212,626
   - Contract withdrawals & transfers to
     annuity reserves                                 (162,064)     (36,030)        (39,770)       (7,093)      (26,182,686)
   - Contract transfers                                (64,184)     108,137          23,156        46,663       (13,105,227)
                                                    ----------     --------      ----------      --------      ------------
                                                       126,613       91,439         143,172        50,290       (31,075,287)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --           --              --            --            56,150
   - Annuity Payments                                       --           --              --            --          (118,703)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --           --              --            --            (1,523)
                                                    ----------     --------      ----------      --------      ------------
                                                            --           --              --            --           (64,076)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              126,613       91,439         143,172        50,290       (31,139,363)
                                                    ----------     --------      ----------      --------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 18,532       27,384         115,376        22,765       (43,903,698)
                                                    ----------     --------      ----------      --------      ------------
NET ASSETS AT DECEMBER 31, 2011                     $1,488,624     $489,323      $1,968,008      $273,189      $238,758,096
                                                    ==========     ========      ==========      ========      ============

                                                    LVIP
                                                  MONDRIAN                                          LVIP
                                                 INTERNATIONAL    LVIP MONEY     LVIP MONEY       PROTECTED
                                                    VALUE           MARKET         MARKET       PROFILE 2010
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                 SUBACCOUNT       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  --------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                        $12,609,248    $122,166,786    $ 6,673,978     $ 4,078,365
Changes From Operations:
   - Net investment income (loss)                     283,127        (975,228)       (66,823)          3,813
   - Net realized gain (loss) on investments         (201,554)            395             30         105,946
   - Net change in unrealized appreciation or
     depreciation on investments                      106,044              --             --         339,457
                                                  -----------    ------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    187,617        (974,833)       (66,793)        449,216
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,677,891       5,182,089      2,606,983         235,410
   - Contract withdrawals & transfers to
     annuity reserves                              (1,209,997)    (23,727,364)      (703,622)       (769,873)
   - Contract transfers                              (655,130)    (13,764,774)    (1,717,002)        690,150
                                                  -----------    ------------    -----------     -----------
                                                      812,764     (32,310,049)       186,359         155,687
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --        (352,950)            --              --
   - Annuity Payments                                      --        (119,326)            --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --          (1,072)            --              --
                                                  -----------    ------------    -----------     -----------
                                                           --        (473,348)            --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             812,764     (32,783,397)       186,359         155,687
                                                  -----------    ------------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,000,381     (33,758,230)       119,566         604,903
                                                  -----------    ------------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                    13,609,629      88,408,556      6,793,544       4,683,268
Changes From Operations:
   - Net investment income (loss)                     272,796        (789,203)       (68,217)        (10,287)
   - Net realized gain (loss) on investments         (120,212)             89              8         173,512
   - Net change in unrealized appreciation or
        depreciation on investments                  (936,546)            (13)            --        (164,892)
                                                  -----------    ------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (783,962)       (789,127)       (68,209)         (1,667)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,418,186       3,771,688      1,828,938         171,493
   - Contract withdrawals & transfers to
     annuity reserves                              (1,155,681)    (18,024,510)      (926,480)     (1,188,558)
   - Contract transfers                              (472,502)      1,750,014       (164,355)        504,982
                                                  -----------    ------------    -----------     -----------
                                                      790,003     (12,502,808)       738,103        (512,083)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --        (297,199)            --              --
   - Annuity Payments                                      --         (67,381)            --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           2,267             --              --
                                                  -----------    ------------    -----------     -----------
                                                           --        (362,313)            --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             790,003     (12,865,121)       738,103        (512,083)
                                                  -----------    ------------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 6,041     (13,654,248)       669,894        (513,750)
                                                  -----------    ------------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2011                   $13,615,670    $ 74,754,308    $ 7,463,438     $ 4,169,518
                                                  ===========    ============    ===========     ===========

See accompanying notes.

                                                     LVIP            LVIP           LVIP            LVIP
                                                   PROTECTED       PROTECTED      PROTECTED       PROTECTED
                                                 PROFILE 2010    PROFILE 2020   PROFILE 2020    PROFILE 2030
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  --------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                         $1,006,355     $ 8,158,448     $3,341,947     $3,357,316
Changes From Operations:
   - Net investment income (loss)                        (338)         (4,678)        (7,670)        (4,601)
   - Net realized gain (loss) on investments           22,545          75,753         22,885         35,145
   - Net change in unrealized appreciation or
     depreciation on investments                       98,205         911,356        468,982        440,607
                                                   ----------     -----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    120,412         982,431        484,197        471,151
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               539,689         675,608      2,095,660        521,036
   - Contract withdrawals & transfers to
     annuity reserves                                (347,832)     (1,035,682)      (396,758)      (476,089)
   - Contract transfers                                88,448       1,907,516        256,530        734,437
                                                   ----------     -----------     ----------     ----------
                                                      280,305       1,547,442      1,955,432        779,384
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --              --             --             --
   - Annuity Payments                                      --              --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --              --             --             --
                                                   ----------     -----------     ----------     ----------
                                                           --              --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             280,305       1,547,442      1,955,432        779,384
                                                   ----------     -----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               400,717       2,529,873      2,439,629      1,250,535
                                                   ----------     -----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                     1,407,072      10,688,321      5,781,576      4,607,851
Changes From Operations:
   - Net investment income (loss)                      (3,668)        (28,662)       (13,428)       (17,076)
   - Net realized gain (loss) on investments           51,569         282,198        102,102        123,221
   - Net change in unrealized appreciation or
     depreciation on investments                      (50,283)       (317,811)      (175,658)      (205,536)
                                                   ----------     -----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (2,382)        (64,275)       (86,984)       (99,391)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               407,813         623,229      1,890,598        423,802
   - Contract withdrawals & transfers to
     annuity reserves                                (431,085)     (1,082,223)      (991,849)      (800,908)
   - Contract transfers                                 2,885         638,374        189,775      1,272,631
                                                   ----------     -----------     ----------     ----------
                                                      (20,387)        179,380      1,088,524        895,525
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                   --              --             --             --
   - Annuity Payments                                      --              --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --              --             --             --
                                                   ----------     -----------     ----------     ----------
                                                           --              --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (20,387)        179,380      1,088,524        895,525
                                                   ----------     -----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (22,769)        115,105      1,001,540        796,134
                                                   ----------     -----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2011                    $1,384,303     $10,803,426     $6,783,116     $5,403,985
                                                   ==========     ===========     ==========     ==========

                                                      LVIP           LVIP           LVIP            LVIP            LVIP
                                                   PROTECTED       PROTECTED      PROTECTED       PROTECTED      PROTECTED
                                                  PROFILE 2030   PROFILE 2040   PROFILE 2040    PROFILE 2050    PROFILE 2050
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 -------------  --------------  -------------  --------------  -------------
NET ASSETS JANUARY 1, 2010                          $2,966,567      $1,173,026     $2,885,447      $    --        $    --
Changes From Operations:
   - Net investment income (loss)                      (10,975)         (1,933)       (12,880)          --             --
   - Net realized gain (loss) on investments            13,678           8,039         24,569           --             --
   - Net change in unrealized appreciation or
     depreciation on investments                       467,682         169,673        531,853           --             --
                                                    ----------      ----------     ----------      -------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     470,385         175,779        543,542           --             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              2,006,122         233,217      2,160,905           --             --
   - Contract withdrawals & transfers to
     annuity reserves                                 (338,795)       (132,814)      (442,224)          --             --
   - Contract transfers                                 59,382         372,040         36,417           --             --
                                                    ----------      ----------     ----------      -------        -------
                                                     1,726,709         472,443      1,755,098           --             --
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --              --             --           --             --
   - Annuity Payments                                       --              --             --           --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --              --             --           --             --
                                                    ----------      ----------     ----------      -------        -------
                                                            --              --             --           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,726,709         472,443      1,755,098           --             --
                                                    ----------      ----------     ----------      -------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              2,197,094         648,222      2,298,640           --             --
                                                    ----------      ----------     ----------      -------        -------
NET ASSETS AT DECEMBER 31, 2010                      5,163,661       1,821,248      5,184,087           --             --
Changes From Operations:
   - Net investment income (loss)                      (18,698)         (7,414)       (22,832)        (118)           (82)
   - Net realized gain (loss) on investments            52,775          39,343         34,577          (74)            27
   - Net change in unrealized appreciation or
     depreciation on investments                      (179,284)        (92,136)      (218,421)      (1,618)          (226)
                                                    ----------      ----------     ----------      -------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (145,207)        (60,207)      (206,676)      (1,810)          (281)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              2,469,122         203,373      2,563,353          119         33,184
   - Contract withdrawals & transfers to
     annuity reserves                                 (668,343)       (186,984)      (698,152)      (1,010)        (1,725)
   - Contract transfers                                216,046         179,298          7,066       27,375          5,159
                                                    ----------      ----------     ----------      -------        -------
                                                     2,016,825         195,687      1,872,267       26,484         36,618
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                    --              --             --           --             --
   - Annuity Payments                                       --              --             --           --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --              --             --           --             --
                                                    ----------      ----------     ----------      -------        -------
                                                            --              --             --           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            2,016,825         195,687      1,872,267       26,484         36,618
                                                    ----------      ----------     ----------      -------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,871,618         135,480      1,665,591       24,674         36,337
                                                    ----------      ----------     ----------      -------        -------
NET ASSETS AT DECEMBER 31, 2011                     $7,035,279      $1,956,728     $6,849,678      $24,674        $36,337
                                                    ==========      ==========     ==========      =======        =======

                                                      LVIP           LVIP            LVIP            LVIP
                                                    PROTECTED      PROTECTED       PROTECTED      PROTECTED
                                                     PROFILE        PROFILE         PROFILE        PROFILE
                                                  CONSERVATIVE   CONSERVATIVE       GROWTH          GROWTH
                                                 STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 --------------  -------------  --------------  -------------
NET ASSETS JANUARY 1, 2010                         $25,224,155    $11,841,052     $29,289,716    $27,266,279
Changes From Operations:
   - Net investment income (loss)                      648,392        345,718         518,324        502,888
   - Net realized gain (loss) on investments           201,213        147,408        (321,986)      (124,049)
   - Net change in unrealized appreciation or
     depreciation on investments                     1,448,845        723,428       3,058,667      3,131,457
                                                   -----------    -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   2,298,450      1,216,554       3,255,023      3,510,296
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                980,764      3,886,124       2,501,462      8,060,275
   - Contract withdrawals & transfers to
     annuity reserves                               (2,982,378)    (2,170,636)     (4,443,615)    (3,187,011)
   - Contract transfers                                527,179        716,328         612,435       (559,543)
                                                   -----------    -----------     -----------    -----------
                                                    (1,474,435)     2,431,816      (1,329,718)     4,313,721
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                       115,030             --              --             --
   - Annuity Payments                                  (43,781)        34,764          (1,638)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   10            (94)             58             --
                                                   -----------    -----------     -----------    -----------
                                                        71,259         34,670          (1,580)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (1,403,176)     2,466,486      (1,331,298)     4,313,721
                                                   -----------    -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                895,274      3,683,040       1,923,725      7,824,017
                                                   -----------    -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                     26,119,429     15,524,092      31,213,441     35,090,296
Changes From Operations:
   - Net investment income (loss)                      239,569        111,755         285,889        247,706
   - Net realized gain (loss) on investments           403,199        232,541          76,398        167,543
   - Net change in unrealized appreciation or
     depreciation on investments                        12,177         20,873        (640,539)      (877,230)
                                                   -----------    -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     654,945        365,169        (278,252)      (461,981)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                961,386      3,349,901       2,166,254      6,541,515
   - Contract withdrawals & transfers to
     annuity reserves                               (3,330,097)    (2,592,889)     (3,436,198)    (4,473,451)
   - Contract transfers                                (32,131)      (204,213)       (364,105)      (599,345)
                                                   -----------    -----------     -----------    -----------
                                                    (2,400,842)       552,799      (1,634,049)     1,468,719
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                    --             --              --             --
   - Annuity Payments                                   (7,725)        (2,373)         (1,714)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  283             34              84             --
                                                   -----------    -----------     -----------    -----------
                                                        (7,442)        (2,339)         (1,630)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (2,408,284)       550,460      (1,635,679)     1,468,719
                                                   -----------    -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,753,339)       915,629      (1,913,931)     1,006,738
                                                   -----------    -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                    $24,366,090    $16,439,721     $29,299,510    $36,097,034
                                                   ===========    ===========     ===========    ===========

See accompanying notes.

                                                           LVIP            LVIP
                                                         PROTECTED      PROTECTED
                                                          PROFILE        PROFILE        LVIP SSgA      LVIP SSgA
                                                         MODERATE        MODERATE      BOND INDEX      BOND INDEX
                                                      STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                        SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                      --------------  -------------  --------------  -------------
NET ASSETS JANUARY 1, 2010                              $41,156,295    $31,988,181     $1,999,805      $  439,743
Changes From Operations:
   - Net investment income (loss)                           823,864        609,101         47,632           7,507
   - Net realized gain (loss) on investments                (63,804)        85,801         39,854           7,484
   - Net change in unrealized appreciation or
     depreciation on investments                          3,626,653      2,989,212         46,401          10,439
                                                        -----------    -----------     ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                             4,386,713      3,684,114        133,887          25,430
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   2,107,859      8,368,640        177,267         280,651
   - Contract withdrawals & transfers to annuity
     reserves                                            (4,301,140)    (3,272,089)      (291,807)        (55,223)
   - Contract transfers                                   2,475,430       (964,278)     2,291,991         387,930
                                                        -----------    -----------     ----------      ----------
                                                            282,149      4,132,273      2,177,451         613,358
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                 --             --         19,526              --
   - Annuity Payments                                       (31,514)        (1,429)        (3,366)             --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 614             64         (1,603)             --
                                                        -----------    -----------     ----------      ----------
                                                            (30,900)        (1,365)        14,557              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                   251,249      4,130,908      2,192,008         613,358
                                                        -----------    -----------     ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   4,637,962      7,815,022      2,325,895         638,788
                                                        -----------    -----------     ----------      ----------
NET ASSETS AT DECEMBER 31, 2010                          45,794,257     39,803,203      4,325,700       1,078,531
Changes From Operations:
   - Net investment income (loss)                           319,245        190,186        173,261          27,523
   - Net realized gain (loss) on investments                462,433        348,508         39,285           9,579
   - Net change in unrealized appreciation or
     depreciation on investments                           (703,679)      (615,120)       119,472          34,245
                                                        -----------    -----------     ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                77,999        (76,426)       332,018          71,347
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   1,952,605      7,428,085        193,537         175,037
   - Contract withdrawals & transfers to annuity
     reserves                                            (5,263,624)    (5,361,800)      (910,144)       (116,840)
   - Contract transfers                                    (163,296)      (394,616)     3,853,437         279,431
                                                        -----------    -----------     ----------      ----------
                                                         (3,474,315)     1,671,669      3,136,830         337,628
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                 --             --         91,234              --
   - Annuity Payments                                       (32,662)        (1,477)        (6,914)             --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 657             66           (704)             --
                                                        -----------    -----------     ----------      ----------
                                                            (32,005)        (1,411)        83,616              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                (3,506,320)     1,670,258      3,220,446         337,628
                                                        -----------    -----------     ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (3,428,321)     1,593,832      3,552,464         408,975
                                                        -----------    -----------     ----------      ----------
NET ASSETS AT DECEMBER 31, 2011                         $42,365,936    $41,397,035     $7,878,164      $1,487,506
                                                        ===========    ===========     ==========      ==========

                                                                                                           LVIP SSgA
                                                          LVIP SSgA         LVIP SSgA      LVIP SSgA        GLOBAL
                                                          DEVELOPED         EMERGING       EMERGING        TACTICAL
                                                      INTERNATIONAL 150   MARKETS 100     MARKETS 100     ALLOCATION
                                                        SERVICE CLASS    STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                          SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                      -----------------  --------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                                $ 29,132         $17,439,331    $   943,216     $12,741,744
Changes From Operations:
   - Net investment income (loss)                              (36)             89,714          5,126           3,688
   - Net realized gain (loss) on investments                   210             735,445         46,016        (451,747)
   - Net change in unrealized appreciation or
     depreciation on investments                             4,368           4,281,583        472,121       1,316,940
                                                          --------         -----------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                4,542           5,106,742        523,263         868,881
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                     24,448           1,365,308      1,146,088       1,242,261
   - Contract withdrawals & transfers to annuity
     reserves                                                 (878)         (2,353,713)      (131,249)     (1,346,719)
   - Contract transfers                                      2,356           8,659,794        861,455        (791,087)
                                                          --------         -----------    -----------     -----------
                                                            25,926           7,671,389      1,876,294        (895,545)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --              53,613             --              --
   - Annuity Payments                                           --              (1,842)            --              --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --                  80             --              --
                                                          --------         -----------    -----------     -----------
                                                                --              51,851             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                   25,926           7,723,240      1,876,294        (895,545)
                                                          --------         -----------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     30,468          12,829,982      2,399,557         (26,664)
                                                          --------         -----------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                             59,600          30,269,313      3,342,773      12,715,080
Changes From Operations:
   - Net investment income (loss)                            1,059             397,771         57,143          33,336
   - Net realized gain (loss) on investments                   410           3,311,700        429,347        (196,344)
   - Net change in unrealized appreciation or
     depreciation on investments                           (13,711)         (8,271,760)    (1,147,729)         93,675
                                                          --------         -----------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              (12,242)         (4,562,289)      (661,239)        (69,333)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                      6,913           1,509,835      1,473,486         965,843
   - Contract withdrawals & transfers to annuity
     reserves                                               (2,173)         (3,070,758)      (543,184)       (907,386)
   - Contract transfers                                     25,224          (1,120,377)       196,097      (1,865,545)
                                                          --------         -----------    -----------     -----------
                                                            29,964          (2,681,300)     1,126,399      (1,807,088)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --             119,531            181              --
   - Annuity Payments                                           --              (8,477)            --              --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --                (728)            --              --
                                                          --------         -----------    -----------     -----------
                                                                --             110,326            181              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                   29,964          (2,570,974)     1,126,580      (1,807,088)
                                                          --------         -----------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     17,722          (7,133,263)       465,341      (1,876,421)
                                                          --------         -----------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2011                           $ 77,322         $23,136,050    $ 3,808,114     $10,838,659
                                                          ========         ===========    ===========     ===========

                                                        LVIP SSgA
                                                          GLOBAL        LVIP SSgA      LVIP SSgA                      LVIP SSgA
                                                         TACTICAL     INTERNATIONAL  INTERNATIONAL    LVIP SSgA        S&P 500
                                                        ALLOCATION        INDEX          INDEX      LARGE CAP 100       INDEX
                                                      SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS
                                                        SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                      -------------  --------------  -------------  -------------  --------------
NET ASSETS JANUARY 1, 2010                             $11,727,114     $  747,604       $227,386       $ 45,935      $10,177,249
Changes From Operations:
   - Net investment income (loss)                          (18,064)         8,432          1,483            298           15,298
   - Net realized gain (loss) on investments               (53,293)         1,095          1,669          4,075          298,893
   - Net change in unrealized appreciation or
     depreciation on investments                         1,095,628         55,482         19,095          7,553        1,019,526
                                                       -----------     ----------       --------       --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            1,024,271         65,009         22,247         11,926        1,333,717
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  3,799,782         62,599        138,913          1,245          855,088
   - Contract withdrawals & transfers to annuity
     reserves                                           (1,418,099)      (222,359)       (51,516)        (3,375)        (912,748)
   - Contract transfers                                   (435,537)       759,897         73,006         99,572          464,628
                                                       -----------     ----------       --------       --------      -----------
                                                         1,946,146        600,137        160,403         97,442          406,968
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --          7,342             --             --           14,610
   - Annuity Payments                                           --           (460)            --             --           (8,230)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --           (652)            --             --           (1,166)
                                                       -----------     ----------       --------       --------      -----------
                                                                --          6,230             --             --            5,214
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                1,946,146        606,367        160,403         97,442          412,182
                                                       -----------     ----------       --------       --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  2,970,417        671,376        182,650        109,368        1,745,899
                                                       -----------     ----------       --------       --------      -----------
NET ASSETS AT DECEMBER 31, 2010                         14,697,531      1,418,980        410,036        155,303       11,923,148
Changes From Operations:
   - Net investment income (loss)                           13,123            737          1,014            816          (14,714)
   - Net realized gain (loss) on investments                31,633         12,300          3,070          4,018          645,269
   - Net change in unrealized appreciation or
     depreciation on investments                          (190,298)      (225,855)       (84,308)        (2,586)        (521,815)
                                                       -----------     ----------       --------       --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                             (145,542)      (212,818)       (80,224)         2,248          108,740
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  3,209,949         66,215        189,738         34,072          451,863
   - Contract withdrawals & transfers to annuity
     reserves                                           (1,805,981)      (242,556)       (65,079)        (4,066)        (989,824)
   - Contract transfers                                   (868,476)        61,506         78,776          4,364          121,833
                                                       -----------     ----------       --------       --------      -----------
                                                           535,492       (114,835)       203,435         34,370         (416,128)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --             --             --             --          130,497
   - Annuity Payments                                           --           (634)            --             --          (14,057)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --             48             --             --             (602)
                                                       -----------     ----------       --------       --------      -----------
                                                                --           (586)            --             --          115,838
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  535,492       (115,421)       203,435         34,370         (300,290)
                                                       -----------     ----------       --------       --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    389,950       (328,239)       123,211         36,618         (191,550)
                                                       -----------     ----------       --------       --------      -----------
NET ASSETS AT DECEMBER 31, 2011                        $15,087,481     $1,090,741       $533,247       $191,921      $11,731,598
                                                       ===========     ==========       ========       ========      ===========

See accompanying notes.

                                                        LVIP SSgA       LVIP SSgA       LVIP SSgA     LVIP SSgA
                                                         S&P 500        SMALL-CAP       SMALL-CAP     SMALL-MID
                                                          INDEX           INDEX           INDEX        CAP 200
                                                      SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                      -------------  --------------  -------------  -------------
NET ASSETS JANUARY 1, 2010                              $1,007,714     $ 3,849,989     $1,217,902      $352,192
Changes From Operations:
   - Net investment income (loss)                            1,302         (24,656)       (12,514)        2,699
   - Net realized gain (loss) on investments                30,736          (6,862)        44,905        39,666
   - Net change in unrealized appreciation or
     depreciation on investments                           161,557       1,066,003        427,219        66,066
                                                        ----------     -----------     ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              193,595       1,034,485        459,610       108,431
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    645,393         248,659        640,103       112,214
   - Contract withdrawals & transfers to annuity
     reserves                                             (170,102)       (515,018)      (107,968)      (25,431)
   - Contract transfers                                    156,868       2,252,245        293,068         1,348
                                                        ----------     -----------     ----------      --------
                                                           632,159       1,985,886        825,203        88,131
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --          60,146             --            --
   - Annuity Payments                                           --          (3,688)            --            --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --          (1,190)            --            --
                                                        ----------     -----------     ----------      --------
                                                                --          55,268             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  632,159       2,041,154        825,203        88,131
                                                        ----------     -----------     ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    825,754       3,075,639      1,284,813       196,562
                                                        ----------     -----------     ----------      --------
NET ASSETS AT DECEMBER 31, 2010                          1,833,468       6,925,628      2,502,715       548,754
Changes From Operations:
   - Net investment income (loss)                           (5,906)        (44,517)       (25,193)        2,233
   - Net realized gain (loss) on investments                49,950         317,429         87,114        27,686
   - Net change in unrealized appreciation or
     depreciation on investments                           (51,078)       (623,491)      (211,018)      (47,744)
                                                        ----------     -----------     ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                          (7,034)       (350,579)      (149,097)      (17,825)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    856,411         232,346        382,907        49,731
   - Contract withdrawals & transfers to annuity
     reserves                                             (183,143)       (684,006)      (188,293)      (27,668)
   - Contract transfers                                    189,026        (685,274)         3,486        19,188
                                                        ----------     -----------     ----------      --------
                                                           862,294      (1,136,934)       198,100        41,251
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                                --              --             --        16,505
   - Annuity Payments                                           --          (6,969)            --          (430)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 --             140             --          (182)
                                                        ----------     -----------     ----------      --------
                                                                --          (6,829)            --        15,893
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  862,294      (1,143,763)       198,100        57,144
                                                        ----------     -----------     ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    855,260      (1,494,342)        49,003        39,319
                                                        ----------     -----------     ----------      --------
NET ASSETS AT DECEMBER 31, 2011                         $2,688,728     $ 5,431,286     $2,551,718      $588,073
                                                        ==========     ===========     ==========      ========

                                                                       LVIP T. ROWE      LVIP T. ROWE
                                                       LVIP T. ROWE  PRICE STRUCTURED  PRICE STRUCTURED
                                                       PRICE GROWTH       MID-CAP           MID-CAP      LVIP TEMPLETON
                                                          STOCK           GROWTH            GROWTH           GROWTH
                                                      SERVICE CLASS   STANDARD CLASS     SERVICE CLASS    SERVICE CLASS
                                                        SUBACCOUNT      SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                      -------------  ----------------  ----------------  --------------
NET ASSETS JANUARY 1, 2010                               $350,970      $141,672,810       $3,126,346        $247,647
Changes From Operations:
   - Net investment income (loss)                          (3,876)       (1,465,720)         (38,755)          1,478
   - Net realized gain (loss) on investments               23,418        (2,185,217)          33,615          (2,289)
   - Net change in unrealized appreciation or
     depreciation on investments                           37,447        39,537,436          994,324          15,352
                                                         --------      ------------       ----------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              56,989        35,886,499          989,184          14,541
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    52,974         5,664,569        1,110,620          16,459
   - Contract withdrawals & transfers to annuity
     reserves                                             (14,381)      (15,846,660)        (336,898)         (9,956)
   - Contract transfers                                   (26,413)       (1,383,536)          88,894          19,926
                                                         --------      ------------       ----------        --------
                                                           12,180       (11,565,627)         862,616          26,429
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                               --            29,407               --              --
   - Annuity Payments                                          --           (34,204)              --              --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                --             2,365               --              --
                                                         --------      ------------       ----------        --------
                                                               --            (2,432)              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  12,180       (11,568,059)         862,616          26,429
                                                         --------      ------------       ----------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    69,169        24,318,440        1,851,800          40,970
                                                         --------      ------------       ----------        --------
NET ASSETS AT DECEMBER 31, 2010                           420,139       165,991,250        4,978,146         288,617
Changes From Operations:
   - Net investment income (loss)                          (5,171)       (1,616,011)         (55,725)          2,448
   - Net realized gain (loss) on investments               19,426         1,307,933           82,259            (448)
   - Net change in unrealized appreciation or
     depreciation on investments                          (30,769)       (7,015,582)        (343,324)        (17,346)
                                                         --------      ------------       ----------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        (16,514)       (7,323,660)        (316,790)        (15,346)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   122,707         5,111,648        1,298,912          34,810
   - Contract withdrawals & transfers to annuity
     reserves                                             (11,038)      (15,562,714)        (381,384)         (9,208)
   - Contract transfers                                   (12,789)       (6,090,311)          (4,879)           (852)
                                                         --------      ------------       ----------        --------
                                                           98,880       (16,541,377)         912,649          24,750
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                               --            85,947               --              --
   - Annuity Payments                                          --           (35,901)              --              --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                --               988               --              --
                                                         --------      ------------       ----------        --------
                                                               --            51,034               --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  98,880       (16,490,343)         912,649          24,750
                                                         --------      ------------       ----------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    82,366       (23,814,003)         595,859           9,404
                                                         --------      ------------       ----------        --------
NET ASSETS AT DECEMBER 31, 2011                          $502,505      $142,177,247       $5,574,005        $298,021
                                                         ========      ============       ==========        ========

                                                          LVIP           LVIP           LVIP
                                                         TURNER         VANGUARD       VANGUARD         LVIP              LVIP
                                                         MID-CAP        DOMESTIC    INTERNATIONAL    WELLS FARGO      WELLS FARGO
                                                          GROWTH       EQUITY ETF     EQUITY ETF   INTRINSIC VALUE  INTRINSIC VALUE
                                                      SERVICE CLASS  SERVICE CLASS  SERVICE CLASS   STANDARD CLASS   SERVICE CLASS
                                                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                      -------------  -------------  -------------  ---------------  ---------------
NET ASSETS JANUARY 1, 2010                               $185,877       $     --       $     --      $324,548,680      $5,036,522
Changes From Operations:
   - Net investment income (loss)                          (2,221)            --             --          (107,262)        (10,892)
   - Net realized gain (loss) on investments               (8,351)            --             --       (11,643,932)       (118,634)
   - Net change in unrealized appreciation or
     depreciation on investments                           67,411             --             --        62,081,586         984,384
                                                         --------       --------       --------      ------------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              56,839             --             --        50,330,392         854,858
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    76,105             --             --        10,880,253       1,055,236
   - Contract withdrawals & transfers to annuity
     reserves                                              (3,909)            --             --       (35,046,765)       (540,823)
   - Contract transfers                                   (11,027)            --             --       (13,457,326)       (175,208)
                                                         --------       --------       --------      ------------      ----------
                                                           61,169             --             --       (37,623,838)        339,205
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                               --             --             --             1,925              --
   - Annuity Payments                                          --             --             --          (335,172)             --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                --             --             --            22,724              --
                                                         --------       --------       --------      ------------      ----------
                                                               --             --             --          (310,523)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  61,169             --             --       (37,934,361)        339,205
                                                         --------       --------       --------      ------------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   118,008             --             --        12,396,031       1,194,063
                                                         --------       --------       --------      ------------      ----------
NET ASSETS AT DECEMBER 31, 2010                           303,885             --             --       336,944,711       6,230,585
Changes From Operations:
   - Net investment income (loss)                          (3,945)           457         (1,390)         (247,194)        (16,279)
   - Net realized gain (loss) on investments               24,571         (2,612)        (4,245)       (5,783,629)        (38,648)
   - Net change in unrealized appreciation or
     depreciation on investments                          (40,642)        11,873        (26,120)       (4,254,997)       (174,063)
                                                         --------       --------       --------      ------------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        (20,016)         9,718        (31,755)      (10,285,820)       (228,990)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    12,041         48,302         35,785         9,526,849         882,113
   - Contract withdrawals & transfers to annuity
     reserves                                             (20,788)       (12,965)        (4,586)      (32,453,102)       (621,653)
   - Contract transfers                                    16,005        610,005        522,549       (13,696,921)       (165,179)
                                                         --------       --------       --------      ------------      ----------
                                                            7,258        645,342        553,748       (36,623,174)         95,281
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                               --             --             --            34,078              --
   - Annuity Payments                                          --             --             --          (347,468)             --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                --             --             --           (26,133)             --
                                                         --------       --------       --------      ------------      ----------
                                                               --             --             --          (339,523)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                   7,258        645,342        553,748       (36,962,697)         95,281
                                                         --------       --------       --------      ------------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (12,758)       655,060        521,993       (47,248,517)       (133,709)
                                                         --------       --------       --------      ------------      ----------
NET ASSETS AT DECEMBER 31, 2011                          $291,127       $655,060       $521,993      $289,696,194      $6,096,876
                                                         ========       ========       ========      ============      ==========

See accompanying notes.

                                                    MFS VIT        MFS VIT        MFS VIT        MFS VIT
                                                  CORE EQUITY    TOTAL RETURN    UTILITIES      UTILITIES
                                                 INITIAL CLASS  INITIAL CLASS  INITIAL CLASS  SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                 -------------  -------------  -------------  -------------
NET ASSETS JANUARY 1, 2010                           $7,639        $1,722,113   $189,174,002    $19,602,196
Changes From Operations:
   - Net investment income (loss)                         7            34,877      3,914,071        397,478
   - Net realized gain (loss) on investments             (5)          (54,660)    (3,608,691)       (74,131)
   - Net change in unrealized appreciation or
     depreciation on investments                      1,179           163,831     19,876,525      2,341,862
                                                     ------        ----------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    1,181           144,048     20,181,905      2,665,209
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --           405,085      7,652,684      4,700,411
   - Contract withdrawals & transfers to
     annuity reserves                                  (340)         (324,146)   (21,538,684)    (1,974,519)
   - Contract transfers                                  --            36,867    (17,473,287)      (827,886)
                                                     ------        ----------   ------------    -----------
                                                       (340)          117,806    (31,359,287)     1,898,006
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --                --        112,249             --
   - Annuity Payments                                    --           (16,683)      (164,958)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --             3,156         (6,086)            --
                                                     ------        ----------   ------------    -----------
                                                         --           (13,527)       (58,795)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (340)          104,279    (31,418,082)     1,898,006
                                                     ------        ----------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 841           248,327    (11,236,177)     4,563,215
                                                     ------        ----------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2010                       8,480         1,970,440    177,937,825     24,165,411
Changes From Operations:
   - Net investment income (loss)                        (3)           21,791      3,825,526        521,918
   - Net realized gain (loss) on investments             46            10,562      1,053,195         93,779
   - Net change in unrealized appreciation or
     depreciation on investments                       (206)           (9,577)     5,041,272        707,521
                                                     ------        ----------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (163)           22,776      9,919,993      1,323,218
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --            50,751      6,388,672      4,102,614
   - Contract withdrawals & transfers to
     annuity reserves                                  (345)         (390,120)   (16,852,588)    (3,081,385)
   - Contract transfers                                  --           (21,412)    (5,937,211)      (337,651)
                                                     ------        ----------   ------------    -----------
                                                       (345)         (360,781)   (16,401,127)       683,578
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --            15,964         24,039             --
   - Annuity Payments                                    --           (17,581)      (181,752)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --             2,863        (24,487)            --
                                                     ------        ----------   ------------    -----------
                                                         --             1,246       (182,200)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (345)         (359,535)   (16,583,327)       683,578
                                                     ------        ----------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (508)         (336,759)    (6,663,334)     2,006,796
                                                     ------        ----------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2011                      $7,972        $1,633,681   $171,274,491    $26,172,207
                                                     ======        ==========   ============    ===========

                                                    NB AMT                               PIMCO VIT       PIMCO VIT
                                                   MID-CAP       NB AMT      NB AMT      COMMODITY     TOTAL RETURN
                                                   GROWTH I    PARTNERS I  REGENCY I    REAL RETURN   ADMINISTRATIVE
                                                    CLASS         CLASS      CLASS     ADVISOR CLASS       CLASS
                                                  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                 ------------  ----------  ----------  -------------  --------------
NET ASSETS JANUARY 1, 2010                       $107,883,375    $23,847    $ 330,005       $ 37,552      $       --
Changes From Operations:
   - Net investment income (loss)                  (1,122,827)       104       (1,535)        12,510              --
   - Net realized gain (loss) on investments         (432,239)       (68)      (7,497)         1,522              --
   - Net change in unrealized appreciation or
     depreciation on investments                   29,665,258      9,272       68,853          9,687              --
                                                 ------------    -------    ---------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 28,110,192      9,308       59,821         23,719              --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             5,720,090        195            8         70,329              --
   - Contract withdrawals & transfers to
     annuity reserves                             (11,703,535)        --      (82,588)        (2,871)             --
   - Contract transfers                            (2,046,315)    31,246      (72,621)         1,721              --
                                                 ------------    -------    ---------       --------      ----------
                                                   (8,029,760)    31,441     (155,201)        69,179              --
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --         --           --             --              --
   - Annuity Payments                                 (25,809)        --           --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               1,639         --           --             --              --
                                                 ------------    -------    ---------       --------      ----------
                                                      (24,170)        --           --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (8,053,930)    31,441     (155,201)        69,179              --
                                                 ------------    -------    ---------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            20,056,262     40,749      (95,380)        92,898              --
                                                 ------------    -------    ---------       --------      ----------
NET ASSETS AT DECEMBER 31, 2010                   127,939,637     64,596      234,625        130,450              --
Changes From Operations:
   - Net investment income (loss)                  (1,231,804)      (340)      (1,208)        20,116          34,726
   - Net realized gain (loss) on investments        3,147,609       (170)       4,142          4,869          69,215
   - Net change in unrealized appreciation or
     depreciation on investments                   (2,182,854)    (6,879)     (15,368)       (33,994)        (95,631)
                                                 ------------    -------    ---------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (267,049)    (7,389)     (12,434)        (9,009)          8,310
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             5,242,811        120           14         23,287         233,922
   - Contract withdrawals & transfers to
     annuity reserves                             (12,270,721)    (1,368)     (21,113)       (80,200)       (332,508)
   - Contract transfers                            (8,450,650)      (589)       4,753         50,881       5,648,539
                                                 ------------    -------    ---------       --------      ----------
                                                  (15,478,560)    (1,837)     (16,346)        (6,032)      5,549,953
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --         --           --         20,279          22,455
   - Annuity Payments                                 (29,013)        --           --         (2,959)         41,438
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               1,750         --           --              2          (2,095)
                                                 ------------    -------    ---------       --------      ----------
                                                      (27,263)        --           --         17,322          61,798
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (15,505,823)    (1,837)     (16,346)        11,290       5,611,751
                                                 ------------    -------    ---------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (15,772,872)    (9,226)     (28,780)         2,281       5,620,061
                                                 ------------    -------    ---------       --------      ----------
NET ASSETS AT DECEMBER 31, 2011                  $112,166,765    $55,370    $ 205,845       $132,731      $5,620,061
                                                 ============    =======    =========       ========      ==========

                                                                             WFVT
                                                                 WFVT      ADVANTAGE     WFVT
                                                  PUTNAM VT   ADVANTAGE      LARGE    ADVANTAGE
                                                    GLOBAL    INTRINSIC     COMPANY     OMEGA
                                                 HEALTH CARE    VALUE       GROWTH      GROWTH
                                                   CLASS IB    CLASS 2      CLASS 2    CLASS 2
                                                  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                                 -----------  ----------  ----------  ----------
NET ASSETS JANUARY 1, 2010                          $ 99,442    $102,244   $ 156,912     $    --
Changes From Operations:
   - Net investment income (loss)                        762        (540)         13        (536)
   - Net realized gain (loss) on investments           1,045      (3,080)      8,103         611
   - Net change in unrealized appreciation or
     depreciation on investments                        (143)     17,918     (18,200)     20,560
                                                    --------    --------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     1,664      14,298     (10,084)     20,635
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --          --          27          30
   - Contract withdrawals & transfers to
     annuity reserves                                 (8,196)     (9,717)     (1,563)     (1,285)
   - Contract transfers                                   --      22,612    (145,292)     77,737
                                                    --------    --------   ---------    --------
                                                      (8,196)     12,895    (146,828)     76,482
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --          --          --          --
   - Annuity Payments                                     --          --          --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --          --          --          --
                                                    --------    --------   ---------    --------
                                                          --          --          --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (8,196)     12,895    (146,828)     76,482
                                                    --------    --------   ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (6,532)     27,193    (156,912)     97,117
                                                    --------    --------   ---------    --------
NET ASSETS AT DECEMBER 31, 2010                       92,910     129,437          --      97,117
Changes From Operations:
   - Net investment income (loss)                       (136)     (1,299)         --      (1,549)
   - Net realized gain (loss) on investments           3,694      (4,946)         --       2,371
   - Net change in unrealized appreciation or
     depreciation on investments                      (5,153)     (3,119)         --      (9,079)
                                                    --------    --------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (1,595)     (9,364)         --      (8,257)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  628      38,345          --      25,560
   - Contract withdrawals & transfers to
     annuity reserves                                (13,668)    (19,313)         --      (2,413)
   - Contract transfers                               (6,350)     27,723          --       6,242
                                                    --------    --------   ---------    --------
                                                     (19,390)     46,755          --      29,389
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --          --          --          --
   - Annuity Payments                                     --          --          --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --          --          --          --
                                                    --------    --------   ---------    --------
                                                          --          --          --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (19,390)     46,755          --      29,389
                                                    --------    --------   ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (20,985)     37,391          --      21,132
                                                    --------    --------   ---------    --------
NET ASSETS AT DECEMBER 31, 2011                     $ 71,925    $166,828   $      --    $118,249
                                                    ========    ========   =========    ========

See accompanying notes.

                                                    WFVT
                                                 ADVANTAGE
                                                 SMALL CAP
                                                   GROWTH
                                                  CLASS 2
                                                 SUBACCOUNT
                                                 ----------
NET ASSETS JANUARY 1, 2010                       $ 435,575
Changes From Operations:
   - Net investment income (loss)                   (5,012)
   - Net realized gain (loss) on investments       (18,814)
   - Net change in unrealized appreciation or
     depreciation on investments                   113,384
                                                 ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  89,558
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             31,753
   - Contract withdrawals & transfers to
     annuity reserves                              (28,951)
   - Contract transfers                            (55,854)
                                                 ----------
                                                   (53,052)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        --
   - Annuity Payments                                   --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --
                                                 ----------
                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (53,052)
                                                 ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             36,506
                                                 ----------
NET ASSETS AT DECEMBER 31, 2010                    472,081
Changes From Operations:
   - Net investment income (loss)                   (4,260)
   - Net realized gain (loss) on investments        22,982
   - Net change in unrealized appreciation or
     depreciation on investments                   (32,717)
                                                 ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                (13,995)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             10,252
   - Contract withdrawals & transfers to
     annuity reserves                              (10,710)
   - Contract transfers                           (137,588)
                                                 ----------
                                                  (138,046)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        --
   - Annuity Payments                                   --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --
                                                 ----------
                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (138,046)
                                                 ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (152,041)
                                                 ----------
NET ASSETS AT DECEMBER 31, 2011                  $ 320,040
                                                 ==========

See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln National Variable Annuity Account C (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on December 21, 1981, are part of the operations of the Company. The Variable Account consists of four products as follows:

     -    Multi-Fund

     -    Multi-Fund 5

     -    Multi-Fund Select

     -    eAnnuity

The eAnnuity product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Accounts are divided into variable subaccounts, each of which may be invested in shares of one of one hundred twenty-eight mutual funds (the Funds) of sixteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Thematic Growth Class B Fund
     ABVPSF Growth and Income Class B Fund
     ABVPSF International Value Class B Fund
     ABVPSF Small/Mid Cap Value Class A Fund
American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Inflation Protection Class I Portfolio
     American Century VP Inflation Protection Class II Portfolio
     American Century VP International Class I Portfolio
American Funds Insurance Series (American Funds):
     American Funds Global Growth Class 2 Fund
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 2 Fund
     American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
     BlackRock Global Allocation V.I. Class I Fund
     BlackRock Global Allocation V.I. Class III Fund
Delaware VIP Trust (Delaware VIP):
     Delaware VIP Diversified Income Standard Class Series
     Delaware VIP Diversified Income Service Class Series
     Delaware VIP Emerging Markets Service Class Series
     Delaware VIP High Yield Standard Class Series
     Delaware VIP High Yield Service Class Series
     Delaware VIP Limited-Term Diversified Income Service Class Series Delaware VIP REIT Standard Class Series
     Delaware VIP REIT Service Class Series
     Delaware VIP Small Cap Value Service Class Series
     Delaware VIP Smid Cap Growth Standard Class Series
     Delaware VIP Smid Cap Growth Service Class Series
     Delaware VIP U.S. Growth Service Class Series
     Delaware VIP Value Standard Class Series
     Delaware VIP Value Service Class Series
DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Alternative Asset Allocation Plus Class A Fund
     DWS VIP Alternative Asset Allocation Plus Class B Fund
     DWS VIP Equity 500 Index Class A Fund
     DWS VIP Equity 500 Index Class B Fund
     DWS VIP Small Cap Index Class A Fund
     DWS VIP Small Cap Index Class B Fund
Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Contrafund Service Class Portfolio
     Fidelity VIP Contrafund Service Class 2 Portfolio
     Fidelity VIP Growth Service Class Portfolio
     Fidelity VIP Growth Service Class 2 Portfolio
     Fidelity VIP Mid Cap Service Class 2 Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Class 2 Fund
     FTVIPT Mutual Shares Securities Class 2 Fund
     FTVIPT Templeton Global Bond Securities Class 2 Fund
Invesco Variable Insurance Funds (Invesco V.I.):
     Invesco V.I. Core Equity Series I Fund
     Invesco V.I. International Growth Series I Fund
Janus Aspen Series:
     Janus Aspen Series Worldwide Institutional Class Portfolio
Lincoln National  Variable Insurance Products Trust (LVIP)*:
     LVIP Baron Growth Opportunities Service Class Fund
     LVIP Capital Growth Service Class Fund
     LVIP Cohen & Steers Global Real Estate Standard Class Fund
     LVIP Cohen & Steers Global Real Estate Service Class Fund
     LVIP Columbia Value Opportunities Service Class Fund

     LVIP Delaware Bond Standard Class Fund
     LVIP Delaware Bond Service Class Fund
     LVIP Delaware Diversified Floating Rate Service Class Fund
     LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Aggressive Allocation Service Class Fund LVIP Delaware Foundation Conservative Allocation Standard Class Fund LVIP Delaware Foundation Conservative Allocation Service Class Fund LVIP Delaware Foundation Moderate Allocation Standard Class Fund LVIP Delaware Foundation Moderate Allocation Service Class Fund
     LVIP Delaware Growth and Income Standard Class Fund
     LVIP Delaware Growth and Income Service Class Fund
     LVIP Delaware Social Awareness Standard Class Fund
     LVIP Delaware Social Awareness Service Class Fund
     LVIP Delaware Special Opportunities Standard Class Fund
     LVIP Delaware Special Opportunities Service Class Fund
     LVIP Global Income Standard Class Fund
     LVIP Global Income Service Class Fund
     LVIP Janus Capital Appreciation Standard Class Fund
     LVIP Janus Capital Appreciation Service Class Fund
     LVIP MFS International Growth Service Class Fund
     LVIP MFS Value Service Class Fund
     LVIP Mid-Cap Value Service Class Fund
     LVIP Mondrian  International Value Standard Class Fund
     LVIP Mondrian International Value Service Class Fund
     LVIP Money Market Standard Class Fund
     LVIP Money Market Service Class Fund
     LVIP Protected Profile 2010 Standard Class Fund
     LVIP Protected Profile 2010 Service Class Fund
     LVIP Protected Profile 2020 Standard Class Fund
     LVIP Protected Profile 2020 Service Class Fund
     LVIP Protected Profile 2030 Standard Class Fund
     LVIP Protected Profile 2030 Service Class Fund
     LVIP Protected Profile 2040 Standard Class Fund
     LVIP Protected Profile 2040 Service Class Fund
     LVIP Protected Profile 2050 Standard Class Fund
     LVIP Protected Profile 2050 Service Class Fund
     LVIP Protected Profile Conservative Standard Class Fund
     LVIP Protected Profile Conservative Service Class Fund
     LVIP Protected Profile Growth Standard Class Fund
     LVIP Protected Profile Growth Service Class Fund
     LVIP Protected Profile Moderate Standard Class Fund
     LVIP Protected Profile Moderate Service Class Fund
     LVIP SSgA Bond Index Standard Class Fund
     LVIP SSgA Bond Index Service Class Fund
     LVIP SSgA Developed International 150 Service Class Fund
     LVIP SSgA Emerging  Markets 100 Standard Class Fund
     LVIP SSgA Emerging Markets 100 Service Class Fund
     LVIP SSgA Global Tactical Allocation Standard Class Fund
     LVIP SSgA Global Tactical Allocation Service Class Fund
     LVIP SSgA International Index Standard Class Fund
     LVIP SSgA International Index Service Class Fund
     LVIP SSgA Large Cap 100 Service Class Fund
     LVIP SSgA S&P 500 Index Standard Class Fund
     LVIP SSgA S&P 500 Index Service Class Fund
     LVIP SSgA Small-Cap Index Standard Class Fund
     LVIP SSgA Small-Cap Index Service Class Fund
     LVIP SSgA Small-Mid Cap 200 Service Class Fund
     LVIP T. Rowe Price Growth Stock Service Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Fund
     LVIP Templeton Growth Service Class Fund
     LVIP Turner Mid-Cap Growth Service Class Fund
     LVIP Vanguard Domestic Equity ETF Service Class Fund
     LVIP Vanguard International Equity ETF Service Class Fund
     LVIP Wells Fargo Intrinsic Value Standard Class Fund
     LVIP Wells Fargo Intrinsic Value Service Class Fund
MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Initial Class Series
     MFS VIT Total Return Initial Class Series
     MFS VIT Utilities Initial Class Series
     MFS VIT Utilities Service Class Series
Neuberger Berman Advisors Management Trust (NB AMT):
     NB AMT Mid-Cap Growth I Class Portfolio
     NB AMT Partners I Class Portfolio
     NB AMT Regency I Class Portfolio
PIMCO Variable Insurance Trust (PIMCO VIT):
     PIMCO VIT Commodity Real Return Advisor Class Fund
     PIMCO VIT Total Return Administrative Class Fund
Putnam Variable Trust (Putnam VT):
     Putnam VT Global Health Care Class IB Fund
Wells Fargo Variable Trust (WFVT):
     WFVT Advantage Intrinsic Value Class 2 Fund
     WFVT Advantage Omega Growth Class 2 Fund
     WFVT Advantage Small CapGrowth Class 2 Fund

*    Denotes an affiliate of the Company.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2011. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Stan-dards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2010, the WFVT Advantage Omega Growth Class 2 Fund became available as an investment option for account contract owners. Accordingly, for the subaccounts that commenced operations during 2010, the 2010 statements of changes in net assets and total return and investment income ratio in note 3 are for the period from the commencement of operations to December 31, 2010.

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the Invesco Variable Insurance Funds, Inc. (Invesco V.I.)

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series and the Delaware VIP Trend Service Class Series merged into the Delaware VIP Smid Cap Growth Service Class Series.

Also during 2010, the following funds changed their names:

PREVIOUS FUND NAME                                    NEW FUND NAME
----------------------------------------------------  --------------------------------------------------------
LVIP Marsico International Growth Service Class Fund  LVIP MFS International Growth Service Class Fund
LVIP Wilshire Aggressive Profile Standard Class Fund  LVIP SSgA Global Tactical Allocation Standard Class Fund
LVIP Wilshire Aggressive Profile Service Class Fund   LVIP SSgA Global Tactical Allocation Service Class Fund
WFVT Advantage Equity Income Class 2 Fund             WFVT Advantage Intrinsic Value Class 2 Fund

During 2010, WFVT Advantage Large Company Growth Class 2 Fund ceased to be available as an investment option to Variable Account Contract owners.

During 2011, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011:

LVIP Delaware Diversified Floating Rate Service Class Fund  LVIP Vanguard Domestic Equity ETF Service Class Fund
LVIP Protected Profile 2050 Standard Class Fund             LVIP Vanguard International Equity ETF Service Class Fund
LVIP Protected Profile 2050 Service Class Fund              PIMCO VIT Total Return Administrative Class Fund

Also during 2011, the following funds changed their names:

PREVIOUS FUND NAME                                               NEW FUND NAME
---------------------------------------------------------------  -------------------------------------------------------
LVIP Wilshire 2010 Profile Standard Class Fund                   LVIP Protected Profile 2010 Standard Class Fund
LVIP Wilshire 2010 Profile Service Class Fund                    LVIP Protected Profile 2010 Service Class Fund
LVIP Wilshire 2020 Profile Standard Class Fund                   LVIP Protected Profile 2020 Standard Class Fund
LVIP Wilshire 2020 Profile Service Class Fund                    LVIP Protected Profile 2020 Service Class Fund
LVIP Wilshire 2030 Profile Standard Class Fund                   LVIP Protected Profile 2030 Standard Class Fund
LVIP Wilshire 2030 Profile Service Class Fund                    LVIP Protected Profile 2030 Service Class Fund
LVIP Wilshire 2040 Profile Standard Class Fund                   LVIP Protected Profile 2040 Standard Class Fund
LVIP Wilshire 2040 Profile Service Class Fund                    LVIP Protected Profile 2040 Service Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund           LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Conservative Profile Service Class Fund            LVIP Protected Profile Conservative Service Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund  LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Service Class Fund   LVIP Protected Profile Growth Service Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund               LVIP Protected Profile Moderate Standard Class Fund
LVIP Wilshire Moderate Profile Service Class Fund                LVIP Protected Profile Moderate Service Class Fund

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The range of rates are as follows for the four contract types within the Variable Account:

-    Multi-Fund(R) at a daily rate of .00260822% to .0068548% (.952% to 2.502%
     on an annual basis).

-    Multi-Fund(R) 5 at a daily rate of .00178082% to .00753425% (.65% to 2.75%
     on an annual basis).

- Multi-Fund(R) Select at a daily rate of .00274521% (1.002% on an annual basis).

-    eAnnuity at a daily rate of .00150685% (.55% on an annual basis).

In addition, $5,737,227 and $6,259,031 was retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges during 2011 and 2010, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2011, follows:

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
            2011                 1.000%   2.152%   $ 0.43    $13.91    43,535,325  $   21,896,209   -25.04%     -24.17%      0.34%
            2010                 1.000%   2.152%     0.57     18.49    52,000,917      33,715,620    16.06%      17.40%      1.99%
            2009                 1.000%   2.152%     0.48     15.87    67,029,916      36,195,590    50.41%      51.62%      0.00%
            2008                 1.000%   1.802%     0.32     10.55    58,615,699      20,580,155   -48.41%     -47.99%      0.00%
            2007                 1.000%   1.802%     0.62     20.46    72,666,319      47,782,876    17.75%      18.70%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
ABVPSF GROWTH AND INCOME CLASS B
            2011                 1.002%   1.952%   $10.70    $11.37     2,647,384  $   30,102,862     4.18%       5.01%      1.08%
            2010                 1.002%   1.802%    10.62     10.83     2,842,432      30,776,000    11.34%      11.67%      0.00%
            2009                 1.002%   1.302%     9.54      9.70     3,131,247      30,359,283    18.79%      19.15%      3.58%
            2008                 1.002%   1.302%     8.03      8.14     3,388,358      27,572,040   -41.46%     -41.29%      1.80%
            2007                 1.002%   1.302%    13.71     13.86     3,913,772      54,242,467     3.50%       3.81%      1.19%
ABVPSF INTERNATIONAL VALUE CLASS B
            2011                 1.000%   1.800%     6.02      6.30        29,585         185,334   -20.88%     -20.24%      3.87%
            2010                 1.000%   1.800%     7.61      7.90        28,345         221,965     2.45%       3.26%      2.74%
            2009                 1.000%   1.950%     7.39      7.65        26,448         201,216    31.76%      33.02%      1.05%
            2008                 1.000%   1.950%     5.63      5.75        30,687         175,446   -54.12%     -53.75%      0.92%
            2007                 1.000%   1.800%    12.27     12.43        70,159         870,558     3.70%       4.53%      0.93%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2011                 1.000%   2.600%    18.26     22.06        43,838         875,155   -10.74%      -9.30%      0.48%
            2010                 1.000%   2.600%    20.33     24.52        44,768         980,981    24.46%      25.65%      0.46%
            2009                 1.000%   1.950%    16.33     17.64        45,977         800,503    40.09%      41.43%      1.10%
            2008                 1.000%   1.950%    11.82     12.47        42,909         529,220   -36.70%     -36.22%      0.70%
            2007                 1.000%   1.800%    18.68     22.16        35,105         682,678    -0.11%       0.69%      1.07%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
            2011                 1.002%   2.152%    11.92     12.29     2,691,287      33,059,487     9.71%      10.98%      4.20%
            2010                 1.002%   2.152%    10.87     11.07     1,437,665      15,914,894     3.13%       4.31%      1.74%
            2009     5/19/09     1.002%   2.152%    10.54     10.61       687,742       7,299,190     0.74%       6.02%      1.97%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
            2011                 1.000%   2.600%    12.20     14.03       987,228      13,115,465     8.88%      10.63%      4.05%
            2010                 1.000%   2.600%    11.03     12.68       830,859      10,163,897     2.40%       4.05%      1.63%
            2009                 1.000%   2.600%    11.14     12.19       590,055       7,026,663     7.41%       9.14%      1.91%
            2008                 1.000%   2.600%    10.37     11.17       354,273       3,921,371    -4.13%      -2.58%      4.72%
            2007                 1.000%   2.600%    11.13     11.46       180,987       2,063,576     7.55%       8.42%      4.45%
AMERICAN CENTURY VP INTERNATIONAL CLASS I
            2011                 0.550%   0.550%     1.20      1.20        32,293          38,693   -12.53%     -12.53%      0.83%
            2010                 0.550%   0.550%     1.37      1.37        17,055          23,362    12.67%      12.67%      2.05%
            2009                 0.550%   0.550%     1.22      1.22        22,389          27,218    33.03%      33.03%      1.51%
            2008                 0.550%   0.550%     0.91      0.91        13,105          11,976   -45.13%     -45.13%      0.98%
            2007                 0.550%   0.550%     1.67      1.67        16,354          27,235    17.41%      17.41%      0.75%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2011                 1.000%   2.600%    13.15     14.85     5,404,677      80,188,017   -11.23%      -9.79%      1.28%
            2010                 1.000%   2.600%    14.81     16.46     5,823,272      95,794,172     8.88%      10.63%      1.46%
            2009                 1.000%   2.600%    13.61     14.88     6,375,604      94,827,191    38.65%      40.89%      1.49%
            2008                 1.000%   2.600%     9.81     10.56     6,231,631      65,787,912   -39.97%     -39.00%      1.86%
            2007                 1.000%   2.600%    16.73     17.32     5,825,731     100,836,019    12.63%      13.71%      2.90%
AMERICAN FUNDS GROWTH CLASS 2
            2011                 1.000%   2.600%     1.05     17.76   439,216,610     559,577,244    -6.74%      -5.23%      0.60%
            2010                 1.000%   2.600%     1.11     18.89   493,304,608     650,467,064    15.64%      17.50%      0.71%
            2009                 1.000%   2.600%     0.94     16.20   545,943,392     600,119,250    35.83%      38.02%      0.67%
            2008                 1.000%   2.600%     0.69     11.83   580,135,853     449,337,819   -45.41%     -44.53%      0.80%
            2007                 1.000%   2.600%     1.24     21.50   638,395,481     869,499,219     9.85%      11.23%      0.78%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2011                 1.000%   2.600%    10.71     15.45    16,252,084     191,483,323    -4.35%      -2.81%      1.52%
            2010                 1.000%   2.600%    11.15     16.02    17,624,631     213,796,579     8.57%      10.32%      1.48%
            2009                 1.000%   2.600%    10.23     14.64    18,122,702     199,162,564    28.32%      29.94%      1.68%
            2008                 1.000%   2.250%     7.96     11.36    17,049,126     144,182,314   -39.23%     -38.47%      1.82%
            2007                 1.000%   2.250%    13.09     18.61    15,366,836     211,285,522     2.71%       4.00%      1.65%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2011                 1.000%   2.600%     1.08     19.75   170,509,033     236,231,377   -16.18%     -14.82%      1.70%
            2010                 1.000%   2.600%     1.28     23.37   192,712,055     304,105,987     4.48%       6.17%      2.02%
            2009                 1.000%   2.600%     1.21     22.19   215,174,130     310,460,495    39.89%      41.65%      1.58%
            2008                 1.000%   2.250%     0.85     15.79   228,997,275     226,521,038   -43.41%     -42.70%      1.90%
            2007                 1.000%   2.250%     1.49     27.78   244,014,559     408,608,092    17.35%      18.83%      1.60%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            2011                 1.002%   1.802%   $11.86    $12.11     1,900,482  $   23,020,903    -5.22%      -4.46%      2.46%
            2010                 1.002%   1.802%    12.62     12.68     1,508,550      19,126,536     8.63%       8.96%      1.67%
            2009     5/18/09     1.002%   1.302%    11.61     11.64       524,021       6,097,926    16.00%      16.37%      3.12%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
            2011                 1.000%   2.150%    11.68     12.04       743,932       8,935,799    -5.69%      -4.60%      2.84%
            2010                 1.000%   2.150%    12.46     12.62       430,062       5,422,177     7.80%       8.67%      1.86%
            2009     5/22/09     1.000%   1.800%    11.56     11.62        76,429         887,701     2.20%      15.58%      3.03%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            2011                 1.002%   2.152%    15.05     16.42    10,669,122     175,077,659     4.13%       5.33%      4.13%
            2010                 1.002%   2.152%    14.45     15.59    11,589,110     180,588,126     5.76%       6.98%      4.69%
            2009                 1.002%   2.152%    13.94     14.58    11,858,313     172,760,085    24.69%      25.69%      5.93%
            2008                 1.002%   1.802%    11.18     11.60    12,295,495     142,537,849    -6.25%      -5.49%      3.89%
            2007                 1.002%   1.802%    11.92     12.27    10,220,689     125,386,671     5.71%       6.56%      2.80%
DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
            2011                 1.000%   2.600%    14.28     16.12     3,321,898      53,212,484     3.43%       5.10%      3.87%
            2010                 1.000%   2.600%    13.80     15.34     3,220,765      49,106,868     5.10%       6.79%      4.38%
            2009                 1.000%   2.600%    13.13     14.36     2,699,451      38,590,210    23.41%      25.40%      5.42%
            2008                 1.000%   2.600%    10.64     11.45     2,132,973      24,320,615    -7.34%      -5.84%      3.50%
            2007                 1.000%   2.600%    11.76     12.17     1,565,289      18,964,143     5.34%       6.35%      2.26%
DELAWARE VIP EMERGING MARKETS SERVICE CLASS
            2011                 1.000%   2.600%    20.37     23.02       114,532       2,604,170   -22.06%     -20.80%      1.63%
            2010                 1.000%   2.600%    26.93     29.06       114,291       3,291,673    15.70%      17.03%      0.63%
            2009                 1.000%   2.150%    23.54     24.83       125,000       3,083,527    74.25%      75.90%      0.94%
            2008                 1.000%   1.950%    13.60     14.11       138,235       1,942,841   -52.55%     -52.16%      1.29%
            2007                 1.000%   1.800%    28.67     29.51       110,394       3,239,761    36.04%      37.13%      1.11%
DELAWARE VIP GLOBAL BOND STANDARD CLASS
            2007                 0.000%   0.000%       --        --            --              --     0.00%       0.00%     10.02%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2011                 1.002%   2.152%    13.83     14.91     2,442,501      36,413,958     0.20%       1.36%      8.65%
            2010                 1.002%   2.152%    13.80     14.71     2,587,556      38,060,859    12.87%      14.17%      7.50%
            2009                 1.002%   2.152%    12.42     12.89     2,716,822      35,006,080    46.32%      47.49%      6.76%
            2008                 1.002%   1.802%     8.49      8.74     1,692,571      14,787,002   -25.53%     -24.93%      8.41%
            2007                 1.002%   1.802%    11.40     11.64     1,767,608      20,571,351     0.96%       1.77%      6.57%
DELAWARE VIP HIGH YIELD SERVICE CLASS
            2011                 1.002%   1.002%    14.70     14.70       476,490       7,005,989     1.31%       1.31%      7.86%
            2010                 1.002%   1.002%    14.51     14.51       405,363       5,883,107    13.77%      13.77%      7.27%
            2009                 1.002%   1.002%    12.76     12.76       376,760       4,806,337    47.17%      47.17%      6.40%
            2008                 1.002%   1.002%     8.67      8.67       242,776       2,104,442   -25.18%     -25.18%      7.55%
            2007                 1.002%   1.002%    11.59     11.59       169,654       1,965,562     1.52%       1.52%      5.01%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
            2011                 1.000%   2.600%    10.99     12.20       221,804       2,671,025    -0.08%       1.54%      1.65%
            2010                 1.000%   2.600%    11.00     12.02       220,607       2,618,555     1.62%       3.26%      2.05%
            2009                 1.000%   2.600%    11.22     11.64       142,462       1,646,980    10.58%      11.47%      3.30%
            2008                 1.000%   1.800%    10.15     10.44        27,579         285,855    -2.43%      -1.65%      4.23%
            2007                 1.000%   1.800%    10.40     10.62        12,171         128,434     2.37%       3.20%      4.56%
DELAWARE VIP REIT STANDARD CLASS
            2011                 1.000%   2.600%     2.80     23.75    40,112,134     118,628,248     8.11%       9.85%      1.59%
            2010                 1.000%   2.600%     2.56     21.62    43,153,316     116,160,606    23.73%      25.72%      2.75%
            2009                 1.000%   2.600%     2.04     17.20    45,005,631      96,403,216    20.15%      22.09%      4.69%
            2008                 1.000%   2.600%     1.68     14.08    52,833,111      92,800,424   -36.73%     -35.71%      2.37%
            2007                 1.000%   2.600%     2.61     21.91    64,156,361     175,018,010   -15.77%     -14.80%      1.57%
DELAWARE VIP REIT SERVICE CLASS
            2011                 1.002%   1.002%    16.78     16.78       921,372      15,457,643     9.52%       9.52%      1.33%
            2010                 1.002%   1.002%    15.32     15.32       887,644      13,597,791    25.35%      25.35%      2.51%
            2009                 1.002%   1.002%    12.22     12.22       801,913       9,800,403    22.01%      22.01%      4.05%
            2008                 1.002%   1.002%    10.02     10.02       667,801       6,689,068   -35.93%     -35.93%      1.93%
            2007                 1.002%   1.002%    15.63     15.63       538,905       8,425,273   -15.03%     -15.03%      1.06%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
            2011                 1.000%   2.152%   $ 2.04    $21.94    86,624,986  $  211,393,935    -3.69%      -2.57%      0.29%
            2010                 1.000%   2.152%     2.10     22.70    97,898,448     241,206,266    29.10%      30.60%      0.47%
            2009                 1.000%   2.150%     1.61     17.52   102,273,979     190,397,545    28.77%      30.25%      0.67%
            2008                 1.000%   2.150%     1.24     13.56   112,593,836     157,610,949   -31.56%     -30.76%      0.48%
            2007                 1.000%   2.150%     1.80     19.74   132,090,624     260,346,711    -8.82%      -7.77%      0.27%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2011                 0.550%   2.152%     2.90     21.98    73,792,230     226,536,339     5.83%       7.54%      0.98%
            2010    10/8/10      0.550%   2.152%     2.72     20.70    79,048,971     226,698,063    13.21%      13.63%      0.00%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
            2011                 1.002%   1.002%    15.52     15.52       702,171      10,894,579     6.82%       6.82%      0.76%
            2010    10/8/10      1.002%   1.002%    14.52     14.52       602,239       8,747,116    13.45%      13.45%      0.00%
DELAWARE VIP TREND STANDARD CLASS
            2009                 0.550%   2.152%     2.01     15.37    84,506,526     178,594,102    51.74%      53.88%      0.00%
            2008                 0.550%   1.950%     1.32     10.12    91,207,039     125,953,263   -47.77%     -47.03%      0.00%
            2007                 0.550%   1.950%     2.50     19.34   105,640,409     275,731,986     8.61%      10.14%      0.00%
DELAWARE VIP TREND SERVICE CLASS
            2009                 1.002%   1.002%    10.73     10.73       511,123       5,485,739    52.83%      52.83%      0.00%
            2008                 1.002%   1.002%     7.02      7.02       400,958       2,815,728   -47.39%     -47.39%      0.00%
            2007                 1.002%   1.002%    13.35     13.35       310,530       4,145,064     9.36%       9.36%      0.00%
DELAWARE VIP U.S. GROWTH SERVICE CLASS
            2011                 1.000%   1.750%    10.75     11.22         9,749         108,414     5.64%       6.43%      0.06%
            2010                 1.000%   1.750%    10.18     10.54         7,304          76,235    11.57%      12.41%      0.00%
            2009                 1.000%   1.750%     9.27      9.37         7,796          72,566    41.10%      41.52%      0.00%
            2008                 1.000%   1.300%     6.57      6.62         7,510          49,685   -43.60%     -43.43%      0.00%
            2007                 1.000%   1.750%    11.65     11.65         2,841          33,103    10.92%      10.92%      0.00%
DELAWARE VIP VALUE STANDARD CLASS
            2011                 0.550%   2.600%     2.15     17.06    51,282,723     119,216,003     6.72%       8.94%      1.95%
            2010                 0.550%   2.600%     1.99     15.85    53,337,067     114,397,671    12.66%      14.99%      2.44%
            2009                 0.550%   2.600%     1.74     13.95    58,984,059     110,211,217    14.94%      17.32%      3.29%
            2008                 0.550%   2.600%     1.49     12.04    67,376,106     106,993,770   -35.14%     -33.79%      2.99%
            2007                 0.550%   2.600%     2.27     18.42    81,976,955     196,998,173    -4.60%      -3.26%      1.59%
DELAWARE VIP VALUE SERVICE CLASS
            2011                 1.002%   1.002%    13.23     13.23       987,411      13,063,706     8.17%       8.17%      1.68%
            2010                 1.002%   1.002%    12.23     12.23       895,961      10,958,433    14.17%      14.17%      2.13%
            2009                 1.002%   1.002%    10.71     10.71       813,060       8,709,861    16.48%      16.48%      2.78%
            2008                 1.002%   1.002%     9.20      9.20       646,327       5,944,197   -34.23%     -34.23%      2.44%
            2007                 1.002%   1.002%    13.98     13.98       507,338       7,094,623    -3.96%      -3.96%      1.13%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
            2011                 1.002%   1.802%    12.11     12.36       248,980       3,078,253    -4.60%      -3.84%      1.29%
            2010                 1.002%   1.802%    12.86     12.86       163,742       2,105,191    11.34%      11.34%      1.09%
            2009     5/27/09     1.002%   1.002%    11.55     11.55        52,260         603,453    14.03%      14.03%      0.00%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS B
            2011                 1.000%   1.800%    12.28     12.28        77,793         955,421    -4.08%      -4.08%      0.88%
            2010                 1.000%   1.002%    12.80     12.81        30,641         392,391    11.02%      11.03%      0.81%
            2009     7/2/09      1.000%   1.002%    11.53     11.53         6,671          76,941    13.16%      15.28%      0.00%
DWS VIP EQUITY 500 INDEX CLASS A
            2011                 0.550%   1.802%     0.96     14.88   152,407,152     153,733,062     0.01%       1.28%      1.71%
            2010                 0.550%   1.802%     0.96     14.87   166,142,781     166,413,117    12.66%      14.08%      1.92%
            2009                 0.550%   1.802%     0.85     13.20   184,329,872     162,616,209    24.07%      25.63%      2.82%
            2008                 0.550%   1.950%     0.68     10.64   200,856,341     142,183,699   -38.37%     -37.50%      2.47%
            2007                 0.550%   2.152%     1.10     17.24   227,708,600     258,719,007     3.26%       4.72%      1.51%
DWS VIP EQUITY 500 INDEX CLASS B
            2011                 1.002%   1.002%    11.98     11.98     1,061,840      12,726,054     0.49%       0.49%      1.37%
            2010                 1.002%   1.002%    11.93     11.93       875,472      10,441,532    13.38%      13.38%      1.53%
            2009                 1.002%   1.002%    10.52     10.52       678,961       7,142,483    24.77%      24.77%      2.36%
            2008                 1.002%   1.002%     8.43      8.43       468,716       3,951,822   -37.96%     -37.96%      2.03%
            2007                 1.002%   1.002%    13.59     13.59       314,443       4,273,488     3.99%       3.99%      1.13%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
DWS VIP SMALL CAP INDEX CLASS A
            2011                 0.550%   2.600%   $ 1.62    $19.65    21,178,803  $   36,516,009    -6.87%      -4.94%      0.88%
            2010                 0.550%   2.600%     1.71     20.93    24,139,931      43,875,812    23.15%      25.70%      0.95%
            2009                 0.550%   2.600%     1.37     16.86    26,266,622      38,206,851    23.32%      25.88%      1.79%
            2008                 0.550%   2.600%     1.10     13.56    29,027,659      33,822,875   -35.82%     -34.48%      1.62%
            2007                 0.550%   2.600%     1.69     20.96    33,243,245      59,345,229    -4.08%      -2.44%      0.89%
DWS VIP SMALL CAP INDEX CLASS B
            2011                 1.002%   1.002%    13.06     13.06       399,546       5,216,631    -5.53%      -5.53%      0.59%
            2010                 1.002%   1.002%    13.82     13.82       383,999       5,307,027    24.85%      24.85%      0.63%
            2009                 1.002%   1.002%    11.07     11.07       338,520       3,747,270    25.01%      25.01%      1.45%
            2008                 1.002%   1.002%     8.85      8.85       266,275       2,357,832   -34.98%     -34.98%      1.28%
            2007                 1.002%   1.002%    13.62     13.62       189,062       2,574,837    -3.13%      -3.13%      0.57%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2011                 1.000%   2.600%     1.46     17.09   122,839,785     199,264,380    -5.14%      -3.61%      0.89%
            2010                 1.000%   2.600%     1.52     17.87   134,573,374     225,221,520    14.10%      15.94%      1.08%
            2009                 1.000%   2.600%     1.31     15.54   148,581,402     213,580,220    32.65%      34.31%      1.33%
            2008                 1.000%   2.250%     0.98     11.66   160,695,810     169,865,917   -43.89%     -43.19%      0.89%
            2007                 1.000%   2.250%     1.73     20.69   165,155,099     304,848,847    14.89%      16.34%      0.88%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2011                 1.002%   1.002%    14.18     14.18     2,663,559      37,759,124    -3.75%      -3.75%      0.83%
            2010                 1.002%   1.002%    14.73     14.73     2,489,255      36,664,509    15.76%      15.76%      1.09%
            2009                 1.002%   1.002%    12.72     12.72     2,204,664      28,051,498    34.12%      34.12%      1.29%
            2008                 1.002%   1.002%     9.49      9.49     1,716,918      16,288,383   -43.26%     -43.26%      0.95%
            2007                 1.002%   1.002%    16.72     16.72     1,191,705      19,926,375    16.13%      16.13%      0.90%
FIDELITY VIP GROWTH SERVICE CLASS
            2011                 1.000%   1.802%     0.85     14.41    64,044,588      57,631,090    -1.65%      -0.86%      0.25%
            2010                 1.000%   1.802%     0.86     14.65    69,316,062      62,750,757    21.82%      22.82%      0.18%
            2009                 1.000%   1.802%     0.71     12.03    74,660,083      55,044,200    25.86%      26.87%      0.33%
            2008                 1.000%   1.950%     0.56      9.56    86,377,028      50,262,461   -48.25%     -47.76%      0.67%
            2007                 1.000%   2.152%     1.07     12.86   100,431,937     111,691,952    24.42%      25.61%      0.59%
FIDELITY VIP GROWTH SERVICE CLASS 2
            2011                 1.002%   1.002%    11.74     11.74       474,303       5,567,265    -1.03%      -1.03%      0.14%
            2010                 1.002%   1.002%    11.86     11.86       403,557       4,786,152    22.63%      22.63%      0.03%
            2009                 1.002%   1.002%     9.67      9.67       342,456       3,312,066    26.69%      26.69%      0.23%
            2008                 1.002%   1.002%     7.63      7.63       264,007       2,015,447   -47.83%     -47.83%      0.78%
            2007                 1.002%   1.002%    14.63     14.63       147,217       2,154,399    25.40%      25.40%      0.30%
FIDELITY VIP MID CAP SERVICE CLASS 2
            2011                 1.000%   2.600%    12.34     13.71       205,209       2,781,296   -13.14%     -11.74%      0.02%
            2010                 1.000%   2.600%    14.57     15.53       208,051       3,201,804    25.83%      27.29%      0.13%
            2009                 1.000%   2.150%    11.68     12.20       191,639       2,324,412    37.05%      38.36%      0.45%
            2008                 1.000%   1.950%     8.52      8.82       194,597       1,707,223   -40.78%     -40.21%      0.26%
            2007                 1.000%   1.950%    14.39     14.75       114,536       1,684,625    13.11%      14.19%      0.51%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
            2011                 1.000%   2.600%    11.18     12.24       158,761       1,908,896    -0.24%       1.36%      5.57%
            2010                 1.000%   2.600%    11.21     12.07       165,820       1,975,515     9.78%      11.55%      6.65%
            2009                 1.000%   2.600%    10.21     10.82       156,006       1,671,551    32.12%      34.25%      9.24%
            2008                 1.000%   2.600%     7.73      8.06       186,582       1,490,914   -31.46%     -30.36%      5.38%
            2007                 1.000%   2.600%    11.40     11.57       155,427       1,788,802     1.75%       2.72%      2.76%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
            2011                 1.000%   2.150%     9.21      9.71       199,643       1,919,677    -2.95%      -2.03%      2.46%
            2010                 1.000%   1.950%     9.49      9.91       162,299       1,594,839     9.05%      10.09%      1.59%
            2009                 1.000%   1.950%     8.70      9.00       146,737       1,313,135    23.61%      24.79%      1.79%
            2008                 1.000%   1.950%     7.07      7.22       159,350       1,144,099   -38.23%     -37.73%      3.31%
            2007                 1.000%   1.800%    11.44     11.59       104,468       1,207,556     1.63%       2.45%      1.23%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
            2011                 1.000%   2.600%    15.04     16.71       311,832       5,133,788    -3.42%      -1.86%      5.45%
            2010                 1.000%   2.600%    15.57     17.02       300,300       5,057,989    11.51%      13.31%      1.44%
            2009                 1.000%   2.600%    14.38     15.02       328,937       4,896,774    16.39%      17.50%     13.72%
            2008                 1.000%   1.950%    12.43     12.79       302,488       3,844,918     4.31%       5.15%      3.57%
            2007                 1.000%   1.800%    11.91     12.16       111,602       1,351,429     9.02%       9.90%      2.68%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
INVESCO V.I. CORE EQUITY SERIES I
            2011                 1.000%   1.300%   $10.46    $10.77         4,956  $       52,309    -1.36%      -1.06%      0.94%
            2010                 1.000%   1.300%    10.60     10.89         4,510          48,179     8.14%       8.47%      0.87%
            2009                 1.000%   1.300%     9.80     10.04         5,966          58,782    26.64%      27.02%      1.50%
            2008                 1.000%   1.300%     7.74      7.90         9,292          72,080   -31.04%     -30.84%      2.74%
            2007                 1.000%   1.750%    10.92     11.43        12,784         143,501     6.24%       7.04%      1.00%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2011                 1.000%   1.750%    16.90     18.29         3,075          54,149    -8.36%      -7.67%      1.53%
            2010                 1.000%   1.750%    18.45     19.80         2,906          55,655    10.91%      11.74%      2.05%
            2009                 1.000%   1.950%    16.39     17.72         8,429         145,153    32.63%      33.90%      1.32%
            2008                 1.000%   1.950%    12.36     13.24        10,792         139,920   -41.53%     -40.97%      0.54%
            2007                 1.000%   1.950%    21.14     22.43        34,456         768,430    12.50%      13.58%      0.41%
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
            2011                 0.550%   1.750%     0.95      9.24       142,830         167,088   -15.24%     -14.22%      0.62%
            2010                 0.550%   1.750%     1.11     10.82       137,617         187,915    13.83%      15.20%      0.59%
            2009                 0.550%   1.750%     0.96      9.43       160,111         189,149    35.31%      36.94%      1.31%
            2008                 0.550%   1.750%     0.70      6.92       323,198         260,587   -45.62%     -44.96%      1.19%
            2007                 0.550%   1.750%     1.28     12.63       346,763         730,506     7.73%       9.03%      0.74%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2011                 0.550%   2.600%     2.16     19.65    53,073,457     139,510,576     1.35%       3.45%      0.00%
            2010                 0.550%   2.600%     2.10     19.23    58,186,783     145,271,885    23.14%      25.69%      0.00%
            2009                 0.550%   2.600%     1.69     15.49    64,485,414     125,909,741    35.85%      37.57%      0.00%
            2008                 0.550%   1.802%     1.23     11.40    68,187,879      94,814,740   -40.22%     -39.47%      0.00%
            2007                 0.550%   1.802%     2.06     19.08    78,327,260     175,843,860     1.57%       2.85%      0.00%
LVIP CAPITAL GROWTH SERVICE CLASS
            2011                 1.000%   1.000%     8.71      8.71         1,335          11,632   -10.14%     -10.14%      0.00%
            2010                 1.000%   1.000%     9.70      9.70         1,156          11,208    17.49%      17.49%      0.00%
            2009                 1.000%   1.000%     8.25      8.25         1,290          10,645    33.19%      33.19%      0.08%
            2008                 1.000%   1.000%     6.20      6.20         4,696          29,102   -42.31%     -42.31%      0.00%
            2007     9/14/07     1.000%   1.000%    10.74     10.74         2,272          24,407     6.70%       6.70%      0.00%
LVIP COHEN & STEERS GLOBAL REAL ESTATE STANDARD CLASS
            2011                 1.002%   1.802%     6.59      6.83     1,101,462       7,526,071   -10.30%      -9.58%      0.00%
            2010                 1.002%   1.802%     7.34      7.56     1,060,785       8,017,360    15.87%      16.80%      0.00%
            2009                 1.002%   1.802%     6.34      6.47       898,568       5,814,988    35.37%      36.46%      0.00%
            2008                 1.002%   1.802%     4.68      4.74       655,277       3,107,333   -43.07%     -42.61%      1.52%
            2007     5/18/07     1.002%   1.802%     8.22      8.26       384,233       3,175,248   -17.35%     -12.96%      0.82%
LVIP COHEN & STEERS GLOBAL REAL ESTATE SERVICE CLASS
            2011                 1.000%   2.600%     6.27      6.76       455,675       3,065,319   -11.24%      -9.81%      0.00%
            2010                 1.000%   2.600%     7.07      7.49       396,148       2,956,711    14.65%      16.49%      0.00%
            2009                 1.000%   2.600%     6.30      6.43       291,612       1,869,424    35.04%      36.12%      0.00%
            2008                 1.000%   1.800%     4.66      4.72       184,483         869,931   -43.21%     -42.75%      1.34%
            2007     6/4/07      1.000%   1.800%     8.21      8.25        77,521         638,990   -18.21%      -5.58%      0.64%
LVIP COLUMBIA VALUE OPPORTUNITIES SERVICE CLASS
            2011                 1.000%   1.800%     8.69      9.01        22,430         200,806    -3.75%      -2.98%      0.00%
            2010                 1.000%   1.800%     9.19      9.29        19,613         181,071    22.84%      23.21%      0.00%
            2009                 1.000%   1.300%     7.48      7.54        23,644         177,941    22.75%      23.12%      0.36%
            2008                 1.000%   1.300%     6.10      6.12        19,453         118,999   -34.98%     -34.79%      0.26%
            2007     6/15/07     1.000%   1.300%     9.38      9.39        11,590         108,815    -6.96%      -1.96%      1.29%
LVIP DELAWARE BOND STANDARD CLASS
            2011                 0.550%   2.600%     9.40     17.18    33,318,623     334,381,944     4.88%       7.05%      3.33%
            2010                 0.550%   2.600%     8.85     16.12    37,044,897     348,818,183     5.70%       7.89%      3.37%
            2009                 0.550%   2.600%     8.26     15.01    40,260,631     352,396,046    16.26%      18.25%      4.23%
            2008                 0.550%   2.250%     7.04     12.75    45,357,833     335,604,648    -5.08%      -3.46%      4.59%
            2007                 0.550%   2.250%     7.35     13.27    48,170,653     369,981,385     3.10%       4.87%      4.95%
LVIP DELAWARE BOND SERVICE CLASS
            2011                 1.002%   1.002%    14.68     14.68     1,761,668      25,867,610     6.19%       6.19%      3.23%
            2010                 1.002%   1.002%    13.83     13.83     1,600,756      22,134,772     7.04%       7.04%      3.31%
            2009                 1.002%   1.002%    12.92     12.92     1,353,824      17,489,129    17.30%      17.30%      4.33%
            2008                 1.002%   1.002%    11.01     11.01     1,141,905      12,575,978    -4.22%      -4.22%      4.77%
            2007                 1.002%   1.002%    11.50     11.50       905,003      10,406,613     4.12%       4.12%      5.39%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
            2011     5/17/11     1.000%   1.800%   $ 9.72    $ 9.76        60,566  $      591,264    -2.47%      -0.24%      2.42%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2011                 1.000%   1.802%     3.79     15.23    30,434,378      120,916,415   -3.78%      -3.00%      2.04%
            2010                 1.000%   1.802%     3.92     15.83    34,534,572      141,737,955   10.47%      11.36%      2.67%
            2009                 1.000%   1.802%     3.53     14.33    39,459,380      145,249,902   29.64%      30.68%      1.65%
            2008                 1.000%   2.152%     2.71     11.05    46,239,559      130,488,766  -34.42%     -33.89%      6.25%
            2007                 1.000%   1.802%     4.11     16.85    53,644,322      229,050,374    4.47%       5.32%      1.66%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
            2011                 1.002%   1.002%    13.23     13.23       242,682        3,211,787   -3.25%      -3.25%      2.00%
            2010                 1.002%   1.002%    13.68     13.68       213,815        2,924,667   11.09%      11.09%      2.59%
            2009                 1.002%   1.002%    12.31     12.31       191,882        2,362,699   30.35%      30.35%      1.58%
            2008                 1.002%   1.002%     9.45      9.45       158,329        1,495,676  -34.05%     -34.05%      7.23%
            2007                 1.002%   1.002%    14.32     14.32       108,312        1,551,558    5.05%       5.05%      1.57%
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION STANDARD CLASS
            2011                 0.550%   2.152%     6.80     14.65    36,571,206      261,019,073    0.06%       1.67%      6.31%
            2010                 0.550%   2.152%     6.74     14.59    41,066,974      289,557,453    8.08%       9.82%      1.68%
            2009                 0.550%   2.152%     6.18     13.45    46,270,649      298,489,104   20.23%      22.17%      2.86%
            2008                 0.550%   2.250%     5.10     11.15    52,644,737      279,056,184  -28.58%     -27.36%      2.37%
            2007                 0.550%   2.250%     7.07     15.54    62,261,149      456,251,555    2.26%       4.01%      2.31%
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION SERVICE CLASS
            2011                 1.002%   1.002%    12.32     12.32       373,488        4,599,915    0.96%       0.96%      6.44%
            2010                 1.002%   1.002%    12.20     12.20       358,135        4,368,681    9.05%       9.05%      1.63%
            2009                 1.002%   1.002%    11.19     11.19       322,279        3,604,889   21.26%      21.26%      2.72%
            2008                 1.002%   1.002%     9.22      9.22       280,465        2,587,104  -27.94%     -27.94%      2.28%
            2007                 1.002%   1.002%    12.80     12.80       232,822        2,980,360    3.28%       3.28%      2.43%
LVIP DELAWARE FOUNDATION MODERATE ALLOCATION STANDARD CLASS
            2011                 1.000%   1.800%    12.61     12.87       201,137        2,586,958   -1.52%      -0.73%      2.99%
            2010                 1.000%   1.800%    12.97     12.97        92,080        1,193,855    9.90%       9.90%      3.59%
            2009     7/2/09      1.002%   1.002%    11.80     11.80        39,353          464,361   19.08%      19.08%      2.71%
LVIP DELAWARE FOUNDATION MODERATE ALLOCATION SERVICE CLASS
            2011                 1.002%   1.002%    12.78     12.78        81,916        1,047,214   -0.98%      -0.98%      3.11%
            2010                 1.002%   1.002%    12.91     12.91        28,868          372,699    9.62%       9.62%      4.19%
            2009     7/17/09     1.002%   1.002%    11.78     11.78         1,657           19,520   15.96%      15.96%      1.94%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
            2011                 0.550%   2.152%    11.06     14.80    72,003,912      893,602,339   -0.96%       0.64%      1.02%
            2010                 0.550%   2.152%    11.12     14.89    81,235,094    1,006,268,897   10.53%      12.32%      0.93%
            2009                 0.550%   2.152%    10.02     13.43    95,617,597    1,059,349,551   22.03%      24.00%      1.12%
            2008                 0.550%   2.152%     8.18     10.96   106,083,785      952,152,602  -37.14%     -36.12%      1.23%
            2007                 0.550%   2.152%    12.96     17.38   124,080,963    1,751,316,941    3.86%       5.54%      1.12%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
            2011                 1.002%   1.002%    11.84     11.84       348,565        4,125,913   -0.16%      -0.16%      0.76%
            2010                 1.002%   1.002%    11.86     11.86       313,340        3,715,040   11.42%      11.42%      0.65%
            2009                 1.002%   1.002%    10.64     10.64       298,312        3,174,304   23.00%      23.00%      0.86%
            2008                 1.002%   1.002%     8.65      8.65       251,942        2,179,614  -36.63%     -36.63%      1.03%
            2007                 1.002%   1.002%    13.65     13.65       209,119        2,855,014    4.80%       4.80%      1.07%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2011                 0.550%   2.152%     6.79     16.46    66,828,829      474,434,605   -1.50%       0.09%      0.74%
            2010                 0.550%   2.150%     6.83     16.65    75,130,706      535,442,674    9.20%      10.96%      0.59%
            2009                 0.550%   2.150%     6.20     15.19    85,534,742      551,755,780   27.49%      29.29%      0.69%
            2008                 0.550%   1.950%     4.83     11.90    97,127,360      486,687,455  -35.68%     -34.77%      0.86%
            2007                 0.550%   1.950%     7.47     18.47   113,611,901      876,777,353    0.98%       2.40%      0.82%
LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
            2011                 1.002%   1.002%    12.70     12.70       819,767       10,413,019   -0.71%      -0.71%      0.44%
            2010                 1.002%   1.002%    12.79     12.79       767,321        9,816,714   10.07%      10.07%      0.28%
            2009                 1.002%   1.002%    11.62     11.62       714,550        8,305,134   28.25%      28.25%      0.40%
            2008                 1.002%   1.002%     9.06      9.06       578,332        5,241,188  -35.29%     -35.29%      0.68%
            2007                 1.002%   1.002%    14.01     14.01       410,930        5,755,083    1.68%       1.68%      0.75%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
            2011                 0.550%   2.600%   $17.18    $21.32    22,452,011  $  403,411,847    -7.63%      -5.72%      0.30%
            2010                 0.550%   2.600%    18.36     22.90    25,291,841     484,158,705    28.12%      29.92%      0.73%
            2009                 0.550%   1.950%    14.24     17.85    27,514,039     407,188,333    27.92%      29.73%      0.97%
            2008                 0.550%   1.950%    11.06     13.93    30,865,380     353,705,115   -37.86%     -36.98%      1.07%
            2007                 0.550%   1.950%    17.68     22.38    36,635,734     669,117,339     1.80%       3.24%      0.92%
LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
            2011                 1.002%   1.002%    15.83     15.83     1,316,748      20,841,395    -6.47%      -6.47%      0.00%
            2010                 1.002%   1.002%    16.92     16.92     1,238,824      20,965,162    28.88%      28.88%      0.42%
            2009                 1.002%   1.002%    13.13     13.13     1,135,475      14,909,897    28.69%      28.69%      0.69%
            2008                 1.002%   1.002%    10.20     10.20       962,052       9,816,088   -37.48%     -37.48%      0.88%
            2007                 1.002%   1.002%    16.32     16.32       762,393      12,443,100     2.52%       2.52%      0.85%
LVIP GLOBAL INCOME STANDARD CLASS
            2011                 1.002%   2.152%    11.30     11.71       686,822       8,039,207    -1.06%       0.08%      4.94%
            2010                 1.002%   2.152%    11.49     11.70       464,851       5,439,009     7.72%       8.58%      3.38%
            2009     5/29/09     1.002%   1.802%    10.67     10.78       207,871       2,240,533    -0.14%       7.40%      3.64%
LVIP GLOBAL INCOME SERVICE CLASS
            2011                 1.000%   1.950%    11.30     11.59       268,476       3,101,137    -1.12%      -0.17%      4.35%
            2010                 1.000%   2.150%    11.46     11.61       187,889       2,175,402     7.47%       8.33%      3.45%
            2009     6/5/09      1.000%   1.800%    10.66     10.71        41,369         443,069     2.34%       7.97%      3.29%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
            2011                 0.550%   2.152%     2.37     14.27    97,750,756     242,129,354    -7.69%      -6.20%      0.21%
            2010                 0.550%   2.150%     2.54     15.40   110,441,528     292,870,274     8.98%      10.74%      0.72%
            2009                 0.550%   2.150%     2.31     14.08   123,185,079     296,244,494    36.05%      37.77%      0.85%
            2008                 0.550%   1.802%     1.69     10.35   136,720,126     239,646,675   -41.88%     -41.15%      0.65%
            2007                 0.550%   2.152%     2.90     17.81   155,446,162     465,106,010    18.27%      19.76%      0.26%
LVIP JANUS CAPITAL APPRECIATION SERVICE CLASS
            2011                 1.002%   1.002%    11.73     11.73       126,905       1,488,624    -6.86%      -6.86%      0.00%
            2010                 1.002%   1.002%    12.59     12.59       116,723       1,470,092     9.97%       9.97%      0.52%
            2009                 1.002%   1.002%    11.45     11.45       116,208       1,330,936    36.79%      36.79%      0.93%
            2008                 1.002%   1.002%     8.37      8.37        78,304         655,593   -41.56%     -41.56%      0.57%
            2007                 1.002%   1.002%    14.33     14.33        46,601         667,920    18.92%      18.92%      0.07%
LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
            2011                 1.000%   1.800%     7.25      7.53        65,318         489,323   -11.71%     -11.00%      2.90%
            2010                 1.000%   1.800%     8.22      8.46        54,829         461,939    10.81%      11.70%      0.54%
            2009                 1.000%   1.800%     7.41      7.57        52,912         399,369    33.10%      34.16%      0.82%
            2008                 1.000%   1.800%     5.57      5.64        22,338         125,967   -49.98%     -49.58%      0.98%
            2007     7/16/07     1.000%   1.800%    11.14     11.19        17,080         191,087    -4.64%       6.43%      0.91%
LVIP MFS VALUE SERVICE CLASS
            2011                 1.000%   1.800%     8.16      8.46       233,328       1,968,008    -2.13%      -1.34%      1.20%
            2010                 1.000%   1.800%     8.35      8.58       216,506       1,852,632     9.38%      10.21%      1.19%
            2009                 1.000%   1.750%     7.72      7.79       153,505       1,193,688    19.11%      19.47%      2.31%
            2008                 1.000%   1.300%     6.49      6.52        33,430         217,697   -33.33%     -33.13%      0.96%
            2007     7/2/07      1.000%   1.300%     9.73      9.75         8,378          81,574    -3.69%      -1.97%      1.16%
LVIP MID-CAP VALUE SERVICE CLASS
            2011                 1.000%   2.600%     7.27      7.83        35,192         273,189   -11.87%     -10.45%      0.00%
            2010                 1.000%   2.600%     8.25      8.74        28,861         250,424    20.42%      22.36%      0.01%
            2009                 1.000%   2.600%     6.99      7.14        27,624         196,119    39.55%      40.67%      0.32%
            2008                 1.000%   1.800%     5.08      5.08        14,340          72,712   -41.44%     -41.44%      0.09%
            2007     6/19/07     1.000%   1.000%     8.67      8.67        17,354         150,455   -13.30%     -13.30%      0.24%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2011                 0.550%   2.600%     2.96     18.83    75,619,470     238,758,096    -6.68%      -4.74%      2.97%
            2010                 0.550%   2.600%     3.13     20.02    85,064,523     282,661,794    -0.17%       1.90%      3.25%
            2009                 0.550%   2.600%     3.09     19.89    97,780,309     319,915,547    18.66%      20.57%      3.30%
            2008                 0.550%   2.150%     2.58     16.71   112,211,692     305,352,394   -38.00%     -37.00%      4.65%
            2007                 0.550%   2.152%     4.13     26.85   133,697,714     578,376,029     9.12%      10.88%      1.94%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
            2011                 1.002%   1.002%   $13.78    $13.78       987,929  $   13,615,670    -5.41%      -5.41%      2.94%
            2010                 1.002%   1.002%    14.57     14.57       934,102      13,609,629     1.19%       1.19%      3.28%
            2009                 1.002%   1.002%    14.40     14.40       875,766      12,609,248    19.72%      19.72%      3.43%
            2008                 1.002%   1.002%    12.03     12.03       711,662       8,558,832   -37.44%     -37.44%      5.26%
            2007                 1.002%   1.002%    19.22     19.22       540,433      10,389,706    10.10%      10.10%      2.15%
LVIP MONEY MARKET STANDARD CLASS
            2011                 0.550%   2.152%     2.92     10.82    24,017,058      74,754,308    -2.10%      -0.52%      0.03%
            2010                 0.550%   2.152%     2.96     10.93    28,161,445      88,408,556    -2.08%      -0.50%      0.05%
            2009                 0.550%   2.152%     3.00     11.03    38,469,410     122,166,786    -1.83%      -0.25%      0.31%
            2008                 0.550%   2.150%     3.03     11.11    54,988,651     174,554,551     0.17%       1.78%      2.26%
            2007                 0.550%   2.150%     3.00     10.97    37,320,400     118,142,507     2.73%       4.39%      4.84%
LVIP MONEY MARKET SERVICE CLASS
            2011                 1.002%   1.002%    10.68     10.68       699,137       7,463,438    -0.97%      -0.97%      0.03%
            2010                 1.002%   1.002%    10.78     10.78       630,231       6,793,544    -0.95%      -0.95%      0.04%
            2009                 1.002%   1.002%    10.88     10.88       613,227       6,673,978    -0.92%      -0.92%      0.08%
            2008                 1.002%   1.002%    10.98     10.98       529,216       5,812,883     1.07%       1.07%      1.92%
            2007                 1.002%   1.002%    10.87     10.87       233,298       2,535,357     3.66%       3.66%      4.57%
LVIP PROTECTED PROFILE 2010 STANDARD CLASS
            2011                 1.002%   1.002%    10.77     10.77       387,190       4,169,518     0.24%       0.24%      0.78%
            2010                 1.002%   1.002%    10.74     10.74       435,943       4,683,268    10.36%      10.36%      1.09%
            2009                 1.002%   1.002%     9.73      9.73       418,949       4,078,365    23.16%      23.16%      1.97%
            2008                 1.002%   1.002%     7.90      7.90       336,470       2,659,465   -24.67%     -24.67%      2.22%
            2007     6/5/07      1.002%   1.002%    10.49     10.49       115,386       1,210,709     4.95%       4.95%      0.76%
LVIP PROTECTED PROFILE 2010 SERVICE CLASS
            2011                 1.000%   1.002%    10.64     10.65       130,054       1,384,303    -0.01%      -0.01%      0.74%
            2010                 1.000%   1.002%    10.65     10.65       132,174       1,407,072    10.07%      10.08%      0.97%
            2009                 1.000%   1.002%     9.67      9.67       104,054       1,006,355    22.86%      22.86%      1.99%
            2008                 1.002%   1.002%     7.87      7.87        44,920         353,600   -24.86%     -24.86%      3.57%
            2007     9/6/07      1.002%   1.002%    10.48     10.48           713           7,474     4.13%       4.13%      0.10%
LVIP PROTECTED PROFILE 2020 STANDARD CLASS
            2011                 1.002%   1.002%    10.24     10.24     1,054,925      10,803,426    -0.81%      -0.81%      0.74%
            2010                 1.002%   1.002%    10.32     10.32     1,035,281      10,688,321    10.92%      10.92%      0.95%
            2009                 1.002%   1.002%     9.31      9.31       876,489       8,158,448    24.41%      24.41%      2.00%
            2008                 1.002%   1.002%     7.48      7.48       654,490       4,896,911   -27.62%     -27.62%      1.93%
            2007     6/5/07      1.002%   1.002%    10.34     10.34       137,176       1,418,015     3.36%       3.36%      0.54%
LVIP PROTECTED PROFILE 2020 SERVICE CLASS
            2011                 1.000%   1.002%    10.12     10.13       669,933       6,783,116    -1.05%      -1.05%      0.79%
            2010                 1.000%   1.002%    10.23     10.23       565,037       5,781,576    10.64%      10.64%      0.83%
            2009                 1.000%   1.002%     9.25      9.25       361,359       3,341,947    24.10%      24.10%      1.86%
            2008                 1.000%   1.800%     7.45      7.45       188,871       1,407,411   -27.80%     -27.80%      2.26%
            2007     7/2/07      1.002%   1.002%    10.32     10.32        16,217         167,384     3.29%       3.29%      0.56%
LVIP PROTECTED PROFILE 2030 STANDARD CLASS
            2011                 1.002%   1.002%     9.95      9.95       543,380       5,403,985    -1.56%      -1.56%      0.67%
            2010                 1.002%   1.002%    10.10     10.10       456,119       4,607,851    11.42%      11.42%      0.89%
            2009                 1.002%   1.002%     9.07      9.07       370,300       3,357,316    26.67%      26.67%      1.85%
            2008                 1.002%   1.002%     7.16      7.16       282,378       2,021,081   -31.47%     -31.47%      1.32%
            2007     6/5/07      1.002%   1.002%    10.44     10.44        57,763         603,292     3.97%       3.97%      0.65%
LVIP PROTECTED PROFILE 2030 SERVICE CLASS
            2011                 1.000%   1.002%     9.83      9.83       715,556       7,035,279    -1.80%      -1.80%      0.70%
            2010                 1.000%   1.002%    10.01     10.01       515,740       5,163,661    11.14%      11.14%      0.72%
            2009                 1.000%   1.002%     9.01      9.01       329,297       2,966,567    26.37%      26.38%      1.67%
            2008                 1.000%   1.800%     7.13      7.13       157,459       1,122,375   -31.64%     -31.64%      1.13%
            2007     6/15/07     1.002%   1.002%    10.43     10.43         8,417          87,774     2.45%       2.45%      0.46%
LVIP PROTECTED PROFILE 2040 STANDARD CLASS
            2011                 1.002%   1.002%     9.33      9.33       209,803       1,956,728    -2.44%      -2.44%      0.63%
            2010                 1.002%   1.002%     9.56      9.56       190,506       1,821,248    12.53%      12.53%      0.87%
            2009                 1.002%   1.002%     8.50      8.50       138,078       1,173,026    29.65%      29.65%      1.61%
            2008                 1.002%   1.002%     6.55      6.55        69,977         458,541   -36.19%     -36.19%      0.54%
            2007     6/5/07      1.002%   1.002%    10.27     10.27        23,053         236,734     1.96%       1.96%      1.52%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP PROTECTED PROFILE 2040 SERVICE CLASS
            2011                 1.000%   1.002%   $ 9.21    $ 9.22       742,985  $    6,849,678    -2.69%      -2.68%      0.63%
            2010                 1.000%   1.002%     9.46      9.47       547,192       5,184,087    12.12%      12.25%      0.67%
            2009                 1.000%   1.002%     8.44      8.44       341,885       2,885,447    29.33%      29.33%      1.47%
            2008                 1.002%   1.002%     6.53      6.53       125,421         818,481   -36.35%     -36.35%      0.33%
            2007     6/12/07     1.002%   1.002%    10.25     10.25        17,260         176,967     4.60%       4.60%      0.95%
LVIP PROTECTED PROFILE 2050 STANDARD CLASS
            2011     5/23/11     1.002%   1.002%     9.21      9.21         2,678          24,674    -6.63%      -6.63%      0.00%
LVIP PROTECTED PROFILE 2050 SERVICE CLASS
            2011     5/23/11     1.002%   1.002%     9.20      9.20         3,951          36,337    -6.78%      -6.78%      0.00%
LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
            2011                 1.002%   1.952%    12.66     13.34     1,831,000      24,366,090     1.83%       2.65%      1.98%
            2010                 1.002%   1.802%    12.43     13.00     2,013,753      26,119,429     8.53%       9.40%      3.57%
            2009                 1.002%   1.802%    11.45     11.88     2,127,388      25,224,155    22.62%      23.60%      4.26%
            2008                 1.002%   2.152%     9.22      9.61     2,064,342      19,822,477   -20.18%     -19.25%      2.10%
            2007                 1.002%   2.152%    11.66     11.90     1,631,470      19,414,870     5.85%       6.70%      2.43%
LVIP PROTECTED PROFILE CONSERVATIVE SERVICE CLASS
            2011                 1.000%   2.600%    11.82     13.12     1,257,036      16,439,721     0.77%       2.40%      1.76%
            2010                 1.000%   2.600%    12.26     12.82     1,215,689      15,524,092     8.26%       9.13%      3.62%
            2009                 1.000%   1.800%    11.32     11.74     1,010,999      11,841,052    22.32%      23.31%      4.42%
            2008                 1.000%   1.800%     9.26      9.52       688,639       6,541,829   -20.10%     -19.46%      2.39%
            2007                 1.000%   1.800%    11.60     11.83       320,063       3,776,768     5.64%       6.44%      2.25%
LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
            2011                 1.002%   1.802%    11.60     12.23     2,396,199      29,299,510    -1.79%      -1.00%      1.93%
            2010                 1.002%   1.802%    11.82     12.35     2,527,113      31,213,441    10.71%      11.60%      2.80%
            2009                 1.002%   1.802%    10.67     11.07     2,646,317      29,289,716    26.72%      27.74%      4.52%
            2008                 1.002%   1.802%     8.42      8.67     2,819,467      24,430,353   -34.61%     -34.08%      1.04%
            2007                 1.002%   2.152%    13.04     13.15     2,673,296      35,140,923     8.39%       8.72%      1.79%
LVIP PROTECTED PROFILE GROWTH SERVICE CLASS
            2011                 1.000%   2.750%    10.83     12.03     3,008,663      36,097,034    -2.81%      -1.24%      1.74%
            2010                 1.000%   2.600%    11.14     12.18     2,888,590      35,090,296     9.54%      11.31%      2.72%
            2009                 1.000%   2.600%    10.17     10.95     2,496,004      27,266,279    25.41%      27.43%      4.61%
            2008                 1.000%   2.600%     8.11      8.59     1,890,358      16,192,398   -35.29%     -34.24%      0.85%
            2007                 1.000%   2.600%    12.54     13.06     1,301,129      16,944,197     6.73%       8.45%      1.62%
LVIP PROTECTED PROFILE MODERATE STANDARD CLASS
            2011                 1.002%   1.952%    12.25     12.91     3,286,877      42,365,936    -0.64%       0.16%      1.74%
            2010                 1.002%   1.802%    12.33     12.89     3,557,676      45,794,257     9.96%      10.84%      2.96%
            2009                 1.002%   1.802%    11.21     11.63     3,542,601      41,156,295    25.75%      26.76%      4.42%
            2008                 1.002%   1.802%     8.92      9.17     3,519,126      32,264,427   -27.93%     -27.35%      1.99%
            2007                 1.002%   1.802%    12.37     12.63     3,072,537      38,775,052     7.32%       8.18%      1.58%
LVIP PROTECTED PROFILE MODERATE SERVICE CLASS
            2011                 1.000%   2.600%    11.43     12.70     3,275,423      41,397,035    -1.68%      -0.09%      1.54%
            2010                 1.000%   2.600%    11.63     12.71     3,145,461      39,803,203     8.81%      10.57%      2.82%
            2009                 1.000%   2.600%    10.69     11.50     2,794,082      31,988,181    24.45%      26.46%      4.43%
            2008                 1.000%   2.600%     8.59      9.09     2,092,567      18,945,378   -28.69%     -27.54%      1.98%
            2007                 1.000%   2.600%    12.04     12.55     1,252,589      15,634,470     6.20%       7.91%      1.42%
LVIP SSgA BOND INDEX STANDARD CLASS
            2011                 1.002%   1.802%    11.26     11.50       685,085       7,878,164     5.48%       6.33%      4.21%
            2010                 1.002%   1.802%    10.77     10.82       399,942       4,325,700     4.61%       4.91%      2.35%
            2009     5/19/09     1.002%   1.302%    10.29     10.31       193,961       1,999,805    -0.25%       3.04%      3.23%
LVIP SSgA BOND INDEX SERVICE CLASS
            2011                 1.000%   1.950%    11.43     12.02       127,440       1,487,506     5.22%       6.07%      3.31%
            2010                 1.000%   1.800%    10.77     11.33        97,162       1,078,531     3.82%       4.65%      2.10%
            2009                 1.000%   1.800%    10.78     10.83        41,215         439,743     2.91%       3.22%      2.45%
            2008     7/2/08      1.000%   1.300%    10.48     10.49         3,388          35,526     4.14%       4.33%      0.21%
LVIP SSgA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
            2011                 1.000%   1.800%     8.02      8.25         9,402          77,322   -13.92%     -13.23%      2.48%
            2010                 1.000%   1.800%     9.51      9.51         6,289          59,600     5.93%       5.93%      1.04%
            2009                 1.000%   1.000%     8.97      8.97         3,247          29,132    42.89%      42.89%      1.28%
            2008     11/26/08    1.000%   1.000%     6.28      6.28           309           1,942     9.37%       9.37%      1.10%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP SSgA EMERGING MARKETS 100 STANDARD CLASS
            2011                 1.002%   2.152%   $14.88    $15.19     1,522,850  $   23,136,050   -16.46%     -15.79%      2.46%
            2010                 1.002%   1.802%    17.96     18.04     1,677,789      30,269,313    26.12%      26.48%      1.42%
            2009     5/18/09     1.002%   1.302%    14.24     14.26     1,222,602      17,439,331    36.14%      42.64%      1.87%
LVIP SSgA EMERGING MARKETS 100 SERVICE CLASS
            2011                 1.000%   1.800%    11.73     15.10       265,558       3,808,114   -16.67%     -16.00%      2.57%
            2010                 1.000%   1.950%    14.03     17.97       200,473       3,342,773    24.99%      26.18%      1.31%
            2009     1/13/09     1.000%   1.950%    11.22     14.24        71,159         943,216     0.82%     101.17%      2.34%
LVIP SSgA GLOBAL TACTICAL ALLOCATION STANDARD CLASS
            2011                 1.002%   1.302%    11.09     11.31       958,333      10,838,659    -1.07%      -0.78%      1.29%
            2010                 1.002%   1.302%    11.21     11.40     1,115,527      12,715,080     7.33%       7.65%      1.03%
            2009                 1.002%   1.302%    10.44     10.59     1,203,384      12,741,744    29.10%      29.49%      6.89%
            2008                 1.002%   1.302%     8.09      8.18     1,183,104       9,674,275   -41.23%     -41.05%      0.61%
            2007                 1.002%   1.302%    13.77     13.87     1,067,396      14,806,921     9.58%       9.91%      0.96%
LVIP SSgA GLOBAL TACTICAL ALLOCATION SERVICE CLASS
            2011                 1.000%   2.150%    10.56     11.13     1,357,059      15,087,481    -1.82%      -1.03%      1.09%
            2010                 1.000%   1.800%    10.75     11.24     1,307,694      14,697,531     6.54%       7.40%      0.86%
            2009                 1.000%   1.800%    10.32     10.47     1,120,549      11,727,114    28.78%      29.17%      7.12%
            2008                 1.000%   1.300%     8.10      8.10       765,879       6,205,575   -41.21%     -41.21%      0.34%
            2007                 1.000%   1.750%    13.78     13.78       378,438       5,213,611     9.64%       9.64%      0.74%
LVIP SSgA INTERNATIONAL INDEX STANDARD CLASS
            2011                 1.002%   1.802%    11.22     11.46        95,216       1,090,741   -13.94%     -13.25%      1.06%
            2010                 1.002%   1.802%    13.14     13.21       107,456       1,418,980     5.66%       5.98%      1.84%
            2009     5/22/09     1.002%   1.302%    12.44     12.46        59,994         747,604     5.73%      22.45%      2.19%
LVIP SSgA INTERNATIONAL INDEX SERVICE CLASS
            2011                 1.000%   1.002%     7.41     11.38        55,711         533,247   -13.46%     -13.46%      1.20%
            2010                 1.000%   1.002%     8.56     13.15        39,792         410,036     5.71%       5.72%      1.46%
            2009     3/20/09     1.000%   1.002%     8.10     12.44        25,397         227,386    20.35%      52.74%      2.36%
LVIP SSgA LARGE CAP 100 SERVICE CLASS
            2011                 1.000%   1.300%    11.12     11.12        17,285         191,921     1.05%       1.05%      1.46%
            2010                 1.000%   1.800%    11.00     11.00        14,119         155,303    17.71%      17.71%      1.29%
            2009     1/9/09      1.000%   1.000%     9.35      9.35         4,915          45,935    34.80%      34.80%      1.37%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
            2011                 1.000%   2.152%     8.15     10.30     1,343,219      11,731,598    -0.32%       0.84%      0.90%
            2010                 1.000%   2.152%     8.18     10.22     1,374,516      11,923,148    12.29%      13.59%      1.16%
            2009                 1.000%   2.152%     7.45      8.99     1,332,662      10,177,249    23.86%      24.85%      1.60%
            2008                 1.000%   1.800%     5.98      7.20       909,990       5,543,710   -38.01%     -37.82%      4.97%
            2007     4/27/07     1.000%   1.802%     9.62     11.59       299,179       2,957,466    -3.33%      -0.09%      1.82%
LVIP SSgA S&P 500 INDEX SERVICE CLASS
            2011                 1.002%   1.002%     8.50      8.50       316,461       2,688,728     0.58%       0.58%      0.74%
            2010                 1.002%   1.002%     8.45      8.45       217,056       1,833,468    13.31%      13.31%      1.10%
            2009                 1.002%   1.002%     7.45      7.45       135,174       1,007,714    24.53%      24.53%      1.48%
            2008                 1.002%   1.002%     5.99      5.99        65,297         390,908   -37.97%     -37.97%      7.66%
            2007     5/25/07     1.002%   1.002%     9.65      9.65         4,312          41,619    -2.89%      -2.89%      0.97%
LVIP SSgA SMALL-CAP INDEX STANDARD CLASS
            2011                 1.002%   1.952%     8.53      8.85       613,138       5,431,286    -6.27%      -5.51%      0.31%
            2010                 1.002%   1.802%     9.27      9.37       739,338       6,925,628    24.56%      24.93%      0.56%
            2009                 1.002%   1.302%     7.44      7.50       513,407       3,849,989    24.39%      24.77%      0.76%
            2008                 1.002%   1.302%     5.98      6.01       402,227       2,417,577   -34.83%     -34.63%      1.16%
            2007     5/18/07     1.002%   1.302%     9.18      9.20       299,062       2,749,900    -8.05%      -7.65%      0.88%
LVIP SSgA SMALL-CAP INDEX SERVICE CLASS
            2011                 1.000%   2.600%     8.13      8.75       292,747       2,551,718    -7.25%      -5.75%      0.10%
            2010                 1.000%   2.600%     8.76      9.28       270,373       2,502,715    22.65%      24.62%      0.36%
            2009                 1.000%   2.600%     7.30      7.45       163,686       1,217,902    23.46%      24.46%      0.69%
            2008                 1.000%   1.800%     5.91      5.99        59,120         353,754   -35.31%     -34.79%      0.99%
            2007     5/25/07     1.000%   1.800%     9.14      9.18        22,921         210,371    -7.78%      -2.92%      0.79%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP SSgA SMALL-MID CAP 200 SERVICE CLASS
            2011                 1.000%   1.800%   $12.86    $13.22        44,574  $      588,073    -4.20%      -3.43%      1.42%
            2010                 1.000%   1.800%    13.44     13.69        40,100         548,754    25.22%      26.16%      1.55%
            2009     1/13/09     1.000%   1.750%    10.73     10.85        32,454         352,192    32.43%      59.58%      2.82%
LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
            2011                 1.000%   2.150%     8.58      9.05        55,168         502,505    -3.98%      -2.87%      0.00%
            2010                 1.000%   2.150%     8.94      9.32        45,210         420,139    13.96%      15.28%      0.00%
            2009                 1.000%   2.150%     8.02      8.08        43,499         350,970    40.89%      41.31%      0.00%
            2008                 1.000%   1.300%     5.69      5.72        12,048          68,885   -42.74%     -42.57%      0.00%
            2007     7/17/07     1.000%   1.300%     9.94      9.96         1,210          12,043    -3.55%       1.14%      0.15%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2011                 1.000%   2.152%     1.80     18.72    75,107,179     142,177,247    -5.72%      -4.82%      0.00%
            2010                 1.000%   1.950%     1.90     19.83    83,519,521     165,991,250    26.08%      27.09%      0.00%
            2009                 1.000%   1.802%     1.50     15.73    90,627,212     141,672,810    43.73%      44.89%      0.10%
            2008                 1.000%   1.802%     1.04     10.94    92,177,120      99,366,833   -43.80%     -43.35%      0.00%
            2007                 1.000%   1.802%     1.84     13.91   102,662,658     195,141,740    11.62%      12.46%      0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
            2011                 1.002%   1.002%    14.37     14.37       388,013       5,574,005    -5.07%      -5.07%      0.00%
            2010                 1.002%   1.002%    15.13     15.13       328,962       4,978,146    26.78%      26.78%      0.00%
            2009                 1.002%   1.002%    11.94     11.94       261,926       3,126,346    44.51%      44.51%      0.00%
            2008                 1.002%   1.002%     8.26      8.26       155,800       1,286,808   -43.49%     -43.49%      0.00%
            2007                 1.002%   1.002%    14.62     14.62       118,553       1,732,713    12.17%      12.17%      0.00%
LVIP TEMPLETON GROWTH SERVICE CLASS
            2011                 1.000%   1.800%     7.42      7.70        38,986         298,021    -5.06%      -4.30%      1.96%
            2010                 1.000%   1.800%     7.83      8.05        36,052         288,617     4.46%       5.25%      1.69%
            2009                 1.000%   1.750%     7.50      7.65        32,479         247,647    25.59%      26.53%      1.77%
            2008                 1.000%   1.750%     6.02      6.04        27,985         168,688   -38.70%     -38.52%      2.02%
            2007     7/20/07     1.000%   1.300%     9.81      9.83        17,577         172,762    -3.62%       1.78%      3.02%
LVIP TURNER MID-CAP GROWTH SERVICE CLASS
            2011                 1.000%   1.800%     8.91      9.25        31,581         291,127    -9.47%      -8.75%      0.00%
            2010                 1.000%   1.800%    10.03     10.13        30,069         303,885    25.30%      25.67%      0.00%
            2009                 1.000%   1.300%     8.00      8.06        23,076         185,877    46.14%      46.58%      0.00%
            2008                 1.000%   1.300%     5.47      5.50        25,275         138,955   -50.09%     -49.94%      0.00%
            2007     6/21/07     1.000%   1.800%    10.94     10.99        37,833         415,378     0.23%       6.80%      0.00%
LVIP VANGUARD DOMESTIC EQUITY ETF SERVICE CLASS
            2011     5/17/11     1.002%   1.302%     9.37      9.39        69,801         655,060    -5.98%       0.74%      0.79%
LVIP VANGUARD INTERNATIONAL EQUITY ETF SERVICE CLASS
            2011     5/17/11     1.002%   1.002%     8.37      8.37        62,336         521,993   -16.44%     -16.44%      0.00%
LVIP WELLS FARGO INTRINSIC VALUE STANDARD CLASS
            2011                 0.550%   2.250%     2.85     14.09    96,664,105     289,696,194    -4.75%      -3.11%      0.93%
            2010                 0.550%   2.250%     2.97     14.73   108,428,498     336,944,711    15.31%      17.28%      0.97%
            2009                 0.550%   2.250%     2.55     12.71   121,966,160     324,548,680    20.56%      22.62%      1.18%
            2008                 0.550%   2.250%     2.09     10.50   139,450,741     304,075,336   -39.70%     -38.66%      1.45%
            2007                 0.550%   2.250%     3.44     17.33   166,743,738     595,030,053     2.03%       3.78%      1.13%
LVIP WELLS FARGO INTRINSIC VALUE SERVICE CLASS
            2011                 1.002%   1.002%    10.99     10.99       554,840       6,096,876    -3.78%      -3.78%      0.74%
            2010                 1.002%   1.002%    11.42     11.42       545,556       6,230,585    16.47%      16.47%      0.80%
            2009                 1.002%   1.002%     9.81      9.81       513,624       5,036,522    21.77%      21.77%      1.01%
            2008                 1.002%   1.002%     8.05      8.05       461,535       3,716,669   -39.09%     -39.09%      1.41%
            2007                 1.002%   1.002%    13.22     13.22       387,930       5,129,144     3.06%       3.06%      1.08%
MFS VIT CORE EQUITY INITIAL CLASS
            2011                 1.000%   1.000%    11.07     11.07           720           7,972    -2.00%      -2.00%      0.96%
            2010                 1.000%   1.000%    11.30     11.30           751           8,480    16.05%      16.05%      1.09%
            2009                 1.000%   1.000%     9.73      9.73           785           7,639    31.11%      31.11%      1.41%
            2008                 1.000%   1.000%     7.42      7.42         2,343          17,391   -39.76%     -39.76%      0.78%
            2007                 1.000%   1.000%    12.32     12.32         2,823          34,797    10.04%      10.04%      0.28%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
MFS VIT TOTAL RETURN INITIAL CLASS
            2011                 1.000%   2.150%   $12.84    $14.12       119,022  $    1,633,681    -0.39%       0.76%      2.36%
            2010                 1.000%   2.150%    12.84     14.12       144,923       1,970,440     7.59%       8.84%      3.02%
            2009                 1.000%   2.150%    11.89     13.08       137,285       1,722,113    15.92%      16.85%      3.66%
            2008                 1.000%   1.800%    10.25     11.28       137,735       1,478,274   -23.52%     -22.91%      3.15%
            2007                 1.000%   1.950%    13.23     14.76       163,877       2,277,093     2.20%       3.18%      2.14%
MFS VIT UTILITIES INITIAL CLASS
            2011                 1.000%   2.600%     1.86     33.90    86,143,351     171,274,491     4.04%       5.72%      3.17%
            2010                 1.000%   2.600%     1.77     32.32    94,799,023     177,937,825    10.89%      12.68%      3.25%
            2009                 1.000%   2.600%     1.57     28.92   113,649,833     189,174,002    29.80%      31.89%      4.98%
            2008                 1.000%   2.600%     1.20     22.10   132,048,365     166,633,469   -39.27%     -38.29%      1.55%
            2007                 1.000%   2.600%     1.95     36.10   161,490,436     328,186,127    25.05%      26.62%      0.86%
MFS VIT UTILITIES SERVICE CLASS
            2011                 1.002%   1.002%    23.06     23.06     1,134,733      26,172,207     5.44%       5.44%      3.06%
            2010                 1.002%   1.002%    21.87     21.87     1,104,759      24,165,411    12.38%      12.38%      2.90%
            2009                 1.002%   1.002%    19.46     19.46     1,007,078      19,602,196    31.54%      31.54%      4.38%
            2008                 1.002%   1.002%    14.80     14.80       802,348      11,872,243   -38.43%     -38.43%      1.24%
            2007                 1.002%   1.002%    24.03     24.03       530,472      12,748,498    26.29%      26.29%      0.67%
NB AMT MID-CAP GROWTH I CLASS
            2011                 0.550%   2.600%     1.42     19.47    69,354,305     112,166,765    -2.11%      -0.08%      0.00%
            2010                 0.550%   2.600%     1.43     19.73    79,759,166     127,939,637    25.79%      28.39%      0.00%
            2009                 0.550%   2.600%     1.12     15.56    86,976,558     107,883,375    28.22%      30.88%      0.00%
            2008                 0.550%   2.600%     0.86     12.04    99,063,496      93,082,641   -44.83%     -43.68%      0.00%
            2007                 0.550%   2.600%     1.55     21.64   116,972,224     192,787,598    20.16%      21.86%      0.00%
NB AMT PARTNERS I CLASS
            2011                 0.550%   0.550%     1.29      1.29        42,857          55,370   -11.84%     -11.84%      0.00%
            2010                 0.550%   0.550%     1.47      1.47        44,075          64,596    15.03%      15.03%      0.74%
            2009                 0.550%   0.550%     1.27      1.27        18,717          23,847    55.22%      55.22%      2.69%
            2008                 0.550%   0.550%     0.82      0.82        18,435          15,132   -52.65%     -52.65%      0.54%
            2007                 0.550%   0.550%     1.73      1.73        18,235          31,614     8.74%       8.74%      0.63%
NB AMT REGENCY I CLASS
            2011                 1.000%   2.250%    15.81     17.79        12,231         205,845    -8.58%      -7.43%      0.66%
            2010                 1.000%   2.250%    17.20     19.37        12,853         234,625    23.38%      24.93%      0.66%
            2009                 1.000%   2.250%    13.87     15.63        22,599         330,005    43.30%      45.10%      1.74%
            2008                 1.000%   2.600%     9.49     10.86        35,716         360,023   -47.21%     -46.36%      1.15%
            2007                 1.000%   2.600%    17.87     20.40        44,933         847,209     1.00%       2.27%      0.43%
PIMCO VIT COMMODITY REAL RETURN ADVISOR CLASS
            2011                 1.000%   2.250%    14.02     14.13         9,411         132,731    -8.74%      -8.46%     13.85%
            2010                 1.000%   1.300%    15.44     15.44         8,473         130,450    23.01%      23.01%     15.50%
            2009     7/2/09      1.000%   1.000%    12.55     12.55         2,992          37,552    22.90%      22.90%      5.48%
PIMCO VIT TOTAL RETURN ADMINISTRATIVE CLASS
            2011     5/16/11     1.002%   1.302%    10.01     10.03       560,503       5,620,061    -0.02%       0.27%      1.78%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2011                 1.000%   1.300%    10.82     11.15         6,463          71,925    -2.45%      -2.16%      0.88%
            2010                 1.000%   1.300%    11.10     11.40         8,177          92,910     1.14%       1.45%      1.86%
            2009                 1.000%   1.300%    10.97     11.24         8,874          99,442    24.38%      24.75%      0.00%
            2008                 1.000%   1.300%     8.82      9.01        11,633         104,589   -18.15%     -17.90%      0.00%
            2007                 1.000%   1.300%    10.78     10.97        13,265         145,244    -1.89%      -1.59%      0.81%
WFVT ADVANTAGE INTRINSIC VALUE CLASS 2
            2011                 1.000%   1.800%    10.07     10.82        15,528         166,828    -3.85%      -3.13%      0.57%
            2010                 1.000%   1.750%    10.47     11.17        11,884         129,437    11.85%      12.70%      0.83%
            2009                 1.000%   1.750%     9.36      9.91        10,584         102,244    14.83%      15.70%      2.05%
            2008                 1.000%   1.750%     8.15      8.57         9,970          83,369   -37.57%     -37.10%      1.88%
            2007                 1.000%   1.800%    13.06     13.62        11,255         155,598     1.01%       1.77%      1.54%
WFVT ADVANTAGE LARGE COMPANY GROWTH CLASS 2
            2010                 0.000%   0.000%       --        --            --              --     0.00%       0.00%      0.66%
            2009                 1.000%   1.750%     9.18      9.72        16,370         156,912    40.89%      41.95%      0.45%
            2008                 1.000%   1.750%     6.52      6.85         6,970          46,363   -40.05%     -39.60%      0.27%
            2007                 1.000%   1.750%    10.87     11.34         6,774          74,860     5.75%       6.54%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
WFVT ADVANTAGE OMEGA GROWTH CLASS 2
            2011                 1.000%   1.800%   $ 9.63    $10.35        11,603  $      118,249    -7.18%      -6.48%      0.00%
            2010     7/16/10     1.000%   1.750%    10.37     11.07         9,034          97,117    25.89%      26.32%      0.00%
WFVT ADVANTAGE SMALL CAP GROWTH CLASS 2
            2011                 1.000%   1.750%    15.48     16.64        19,481         320,040    -6.25%      -5.55%      0.00%
            2010                 1.000%   1.750%    16.51     17.61        27,081         472,081    24.58%      25.51%      0.00%
            2009                 1.000%   1.750%    13.25     14.03        31,231         435,575    50.00%      51.13%      0.00%
            2008                 1.000%   1.750%     8.84      9.29        29,550         272,228   -42.44%     -42.01%      0.00%
            2007                 1.000%   1.800%    15.35     16.01        26,624         427,172    11.84%      12.68%      0.00%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2011:

                                                    AGGREGATE    AGGREGATE
                                                     COST OF     PROCEEDS
                                                    PURCHASES    FROM SALES
                                                   -----------  -----------
ABVPSF Global Thematic Growth Class B              $   972,045  $ 5,749,431
ABVPSF Growth and Income Class B                     2,079,672    4,258,635
ABVPSF International Value Class B                     110,581       87,413
ABVPSF Small/Mid Cap Value Class A                     194,952      211,490
American Century VP Inflation Protection Class I    18,530,183    2,753,929
American Century VP Inflation Protection Class II    3,744,526    1,497,303
American Century VP International Class I               26,677        4,650
American Funds Global Growth Class 2                 3,872,189   10,364,823
American Funds Growth Class 2                        4,244,526   66,794,453
American Funds Growth-Income Class 2                 5,899,796   21,474,071
American Funds International Class 2                 5,967,038   29,698,985
BlackRock Global Allocation V.I. Class I             7,346,413    1,526,510
BlackRock Global Allocation V.I. Class III           4,747,627      392,243
Delaware VIP Diversified Income Standard Class      17,974,210   20,084,785
Delaware VIP Diversified Income Service Class        8,814,455    3,642,338

                                                                   AGGREGATE     AGGREGATE
                                                                    COST OF       PROCEEDS
                                                                   PURCHASES     FROM SALES
                                                                  -----------   ------------
Delaware VIP Emerging Markets Service Class                       $   660,871   $    658,830
Delaware VIP High Yield Standard Class                              9,317,523      8,090,141
Delaware VIP High Yield Service Class                               2,062,774        553,866
Delaware VIP Limited-Term Diversified Income Service Class            725,295        655,505
Delaware VIP REIT Standard Class                                    6,567,859     14,291,296
Delaware VIP REIT Service Class                                     1,648,006      1,036,605
Delaware VIP Small Cap Value Service Class                          2,820,649     28,250,612
Delaware VIP Smid Cap Growth Standard Class                        21,207,508     30,494,079
Delaware VIP Smid Cap Growth Service Class                          2,636,271        789,604
Delaware VIP U.S. Growth Service Class                                 77,242         49,016
Delaware VIP Value Standard Class                                   6,622,325      9,943,578
Delaware VIP Value Service Class                                    1,959,146        718,648
DWS VIP Alternative Asset Allocation Plus Class A                   1,745,608        632,608
DWS VIP Alternative Asset Allocation Plus Class B                     667,910         69,401
DWS VIP Equity 500 Index Class A                                    6,566,594     19,467,358
DWS VIP Equity 500 Index Class B                                    2,761,238        469,719
DWS VIP Small Cap Index Class A                                     1,836,334      7,096,830
DWS VIP Small Cap Index Class B                                       653,382        475,136
Fidelity VIP Contrafund Service Class                               4,548,920     23,188,672
Fidelity VIP Contrafund Service Class 2                             3,894,378      1,407,825
Fidelity VIP Growth Service Class                                   6,001,819     10,802,810
Fidelity VIP Growth Service Class 2                                 1,319,691        495,751
Fidelity VIP Mid Cap Service Class 2                                  611,245        691,255
FTVIPT Franklin Income Securities Class 2                             324,070        326,514
FTVIPT Mutual Shares Securities Class 2                               555,505        160,213
FTVIPT Templeton Global Bond Securities Class 2                     1,034,687        575,939
Invesco V.I. Core Equity Series I                                       9,496          5,099
Invesco V.I. International Growth Series I                              6,249          3,823
Janus Aspen Series Worldwide Institutional Class                       30,388         26,522
LVIP Baron Growth Opportunities Service Class                       3,525,369     14,873,929
LVIP Capital Growth Service Class                                       2,000            368
LVIP Cohen & Steers Global Real Estate Standard Class               1,878,241      1,624,490
LVIP Cohen & Steers Global Real Estate Service Class                  687,888        283,795
LVIP Columbia Value Opportunities Service Class                        73,250         49,267
LVIP Delaware Bond Standard Class                                  21,075,306     41,279,574
LVIP Delaware Bond Service Class                                    4,566,547      1,131,240
LVIP Delaware Diversified Floating Rate Service Class                 639,514         34,664
LVIP Delaware Foundation Aggressive Allocation Standard Class       3,114,064     18,946,306
LVIP Delaware Foundation Aggressive Allocation Service Class          727,180        301,752
LVIP Delaware Foundation Conservative Allocation Standard Class    17,887,776     35,263,382
LVIP Delaware Foundation Conservative Allocation Service Class        872,633        440,686
LVIP Delaware Foundation Moderate Allocation Standard Class         1,960,697        453,332
LVIP Delaware Foundation Moderate Allocation Service Class            727,312         24,055
LVIP Delaware Growth and Income Standard Class                     10,464,230    126,373,797
LVIP Delaware Growth and Income Service Class                         684,423        276,196
LVIP Delaware Social Awareness Standard Class                       4,835,039     66,540,527
LVIP Delaware Social Awareness Service Class                        1,167,764        544,860
LVIP Delaware Special Opportunities Standard Class                 38,345,866     59,338,344
LVIP Delaware Special Opportunities Service Class                   3,789,462        948,552
LVIP Global Income Standard Class                                   4,762,597      1,746,652
LVIP Global Income Service Class                                    1,669,479        632,470
LVIP Janus Capital Appreciation Standard Class                        447,934     35,826,940
LVIP Janus Capital Appreciation Service Class                         272,566        160,460
LVIP MFS International Growth Service Class                           154,439         54,046
LVIP MFS Value Service Class                                          274,866        129,465
LVIP Mid-Cap Value Service Class                                       72,419         25,098
LVIP Mondrian International Value Standard Class                    8,188,604     34,070,052
LVIP Mondrian International Value Service Class                     1,823,077        781,996
LVIP Money Market Standard Class                                   24,559,294     38,162,551
LVIP Money Market Service Class                                     2,656,143      1,933,567
LVIP Protected Profile 2010 Standard Class                          1,112,031      1,640,238

                                                                   AGGREGATE   AGGREGATE
                                                                    COST OF     PROCEEDS
                                                                   PURCHASES   FROM SALES
                                                                  ----------  -----------
LVIP Protected Profile 2010 Service Class                         $  406,471  $   434,304
LVIP Protected Profile 2020 Standard Class                         2,642,511    2,494,319
LVIP Protected Profile 2020 Service Class                          1,920,469      855,068
LVIP Protected Profile 2030 Standard Class                         2,030,617    1,148,527
LVIP Protected Profile 2030 Service Class                          2,351,267      366,971
LVIP Protected Profile 2040 Standard Class                           601,033      412,009
LVIP Protected Profile 2040 Service Class                          2,099,447      259,099
LVIP Protected Profile 2050 Standard Class                            27,477        1,110
LVIP Protected Profile 2050 Service Class                             37,760        2,731
LVIP Protected Profile Conservative Standard Class                 3,215,405    5,206,124
LVIP Protected Profile Conservative Service Class                  2,765,759    2,120,408
LVIP Protected Profile Growth Standard Class                       3,016,038    4,373,950
LVIP Protected Profile Growth Service Class                        4,428,351    2,709,856
LVIP Protected Profile Moderate Standard Class                     4,821,281    8,021,748
LVIP Protected Profile Moderate Service Class                      4,975,132    3,140,768
LVIP SSgA Bond Index Standard Class                                5,015,639    1,617,934
LVIP SSgA Bond Index Service Class                                   600,804      222,098
LVIP SSgA Developed International 150 Service Class                   50,323       19,297
LVIP SSgA Emerging Markets 100 Standard Class                      8,735,799    8,801,880
LVIP SSgA Emerging Markets 100 Service Class                       2,326,894      849,858
LVIP SSgA Global Tactical Allocation Standard Class                1,265,848    3,125,082
LVIP SSgA Global Tactical Allocation Service Class                 2,160,076    1,608,746
LVIP SSgA International Index Standard Class                       1,136,376    1,291,029
LVIP SSgA International Index Service Class                          328,412      124,586
LVIP SSgA Large Cap 100 Service Class                                 65,457       30,264
LVIP SSgA S&P 500 Index Standard Class                             4,648,412    4,857,605
LVIP SSgA S&P 500 Index Service Class                              1,304,332      454,393
LVIP SSgA Small-Cap Index Standard Class                           1,258,931    2,450,443
LVIP SSgA Small-Cap Index Service Class                              564,714      393,859
LVIP SSgA Small-Mid Cap 200 Service Class                            221,965      162,568
LVIP T. Rowe Price Growth Stock Service Class                        157,857       64,130
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class        3,106,817   21,252,123
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class         1,253,427      396,113
LVIP Templeton Growth Service Class                                   50,819       23,601
LVIP Turner Mid-Cap Growth Service Class                             321,055      317,734
LVIP Vanguard Domestic Equity ETF Service Class                      727,069       81,292
LVIP Vanguard International Equity ETF Service Class                 597,615       45,228
LVIP Wells Fargo Intrinsic Value Standard Class                    3,627,137   40,781,179
LVIP Wells Fargo Intrinsic Value Service Class                       666,466      580,931
MFS VIT Core Equity Initial Class                                         80          428
MFS VIT Total Return Initial Class                                   100,147      437,851
MFS VIT Utilities Initial Class                                    8,940,161   21,654,269
MFS VIT Utilities Service Class                                    2,990,982    1,796,425
NB AMT Mid-Cap Growth I Class                                      1,076,686   17,816,285
NB AMT Partners I Class                                                  104        2,280
NB AMT Regency I Class                                                15,211       32,760
PIMCO VIT Commodity Real Return Advisor Class                        140,980      109,570
PIMCO VIT Total Return Administrative Class                        6,162,283      463,261
Putnam VT Global Health Care Class IB                                  3,956       20,975
WFVT Advantage Intrinsic Value Class 2                               109,233       63,770
WFVT Advantage Omega Growth Class 2                                   36,501        7,619
WFVT Advantage Small Cap Growth Class 2                               21,527      163,828

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2011:

                                                                                  NET
                                                                     SHARES      ASSET    FAIR VALUE
                                                                     OWNED       VALUE     OF SHARES    COST OF SHARES
                                                                  ----------    ------   ------------   --------------
ABVPSF Global Thematic Growth Class B                              1,509,702    $14.50   $ 21,890,676    $ 23,874,823
ABVPSF Growth and Income Class B                                   1,684,284     17.86     30,081,309      35,284,991
ABVPSF International Value Class B                                    16,258     11.40        185,345         263,812
ABVPSF Small/Mid Cap Value Class A                                    56,611     15.46        875,209         847,691
American Century VP Inflation Protection Class I                   2,797,952     11.78     32,959,873      31,409,312
American Century VP Inflation Protection Class II                  1,114,670     11.75     13,097,373      12,136,745
American Century VP International Class I                              5,208      7.43         38,694          42,981
American Funds Global Growth Class 2                               4,156,790     19.29     80,184,473      84,577,064
American Funds Growth Class 2                                     10,830,929     51.68    559,742,413     578,388,400
American Funds Growth-Income Class 2                               5,789,599     33.07    191,462,050     206,637,001
American Funds International Class 2                              15,586,326     15.16    236,288,695     265,094,097
BlackRock Global Allocation V.I. Class I                           1,547,256     14.87     23,007,689      23,618,519
BlackRock Global Allocation V.I. Class III                           672,053     13.28      8,924,867       9,460,787
Delaware VIP Diversified Income Standard Class                    15,889,380     11.02    175,100,964     156,806,997
Delaware VIP Diversified Income Service Class                      4,852,218     10.96     53,180,306      49,534,137
Delaware VIP Emerging Markets Service Class                          149,224     17.45      2,603,953       2,898,899
Delaware VIP High Yield Standard Class                             6,411,036      5.68     36,414,685      34,966,423
Delaware VIP High Yield Service Class                              1,234,424      5.67      6,999,182       6,745,566
Delaware VIP Limited-Term Diversified Income Service Class           266,482     10.02      2,670,146       2,636,864
Delaware VIP REIT Standard Class                                  11,335,391     10.47    118,681,540     144,335,694
Delaware VIP REIT Service Class                                    1,476,557     10.46     15,444,789      17,243,787
Delaware VIP Small Cap Value Service Class                         6,754,043     31.30    211,401,537     170,065,933
Delaware VIP Smid Cap Growth Standard Class                        9,772,521     23.19    226,624,770     195,211,893
Delaware VIP Smid Cap Growth Service Class                           482,004     22.57     10,878,826       9,702,382
Delaware VIP U.S. Growth Service Class                                12,534      8.65        108,421          95,483
Delaware VIP Value Standard Class                                  6,727,678     17.73    119,281,722     116,899,573
Delaware VIP Value Service Class                                     736,982     17.70     13,044,583      12,691,666
DWS VIP Alternative Asset Allocation Plus Class A                    232,403     13.24      3,077,008       3,082,142
DWS VIP Alternative Asset Allocation Plus Class B                     71,996     13.23        952,508         965,595
DWS VIP Equity 500 Index Class A                                  11,658,819     13.20    153,896,405     147,910,161
DWS VIP Equity 500 Index Class B                                     964,169     13.19     12,717,396      11,934,688
DWS VIP Small Cap Index Class A                                    3,104,210     11.77     36,536,555      37,090,485
DWS VIP Small Cap Index Class B                                      442,515     11.77      5,208,406       5,176,621
Fidelity VIP Contrafund Service Class                              8,686,141     22.95    199,346,932     223,272,110
Fidelity VIP Contrafund Service Class 2                            1,665,793     22.64     37,713,549      40,232,590
Fidelity VIP Growth Service Class                                  1,566,888     36.81     57,677,150      67,854,952
Fidelity VIP Growth Service Class 2                                  152,255     36.53      5,561,858       5,084,507
Fidelity VIP Mid Cap Service Class 2                                  97,308     28.58      2,781,051       2,731,760
FTVIPT Franklin Income Securities Class 2                            133,382     14.32      1,910,028       1,949,645
FTVIPT Mutual Shares Securities Class 2                              124,897     15.38      1,920,918       1,987,857
FTVIPT Templeton Global Bond Securities Class 2                      282,735     18.15      5,131,636       4,870,362
Invesco V.I. Core Equity Series I                                      1,958     26.72         52,312          47,739
Invesco V.I. International Growth Series I                             2,054     26.37         54,153          45,088
Janus Aspen Series Worldwide Institutional Class                       6,477     25.83        167,303         181,215
LVIP Baron Growth Opportunities Service Class                      4,432,865     31.49    139,582,050     103,723,001
LVIP Capital Growth Service Class                                        502     23.20         11,633          11,937
LVIP Cohen & Steers Global Real Estate Standard Class              1,104,109      6.82      7,524,504       7,617,169
LVIP Cohen & Steers Global Real Estate Service Class                 451,976      6.77      3,061,235       2,949,029
LVIP Columbia Value Opportunities Service Class                       19,469     10.32        200,819         193,960
LVIP Delaware Bond Standard Class                                 24,032,046     13.92    334,429,955     304,385,026
LVIP Delaware Bond Service Class                                   1,857,199     13.92     25,844,780      24,423,669
LVIP Delaware Diversified Floating Rate Service Class                 59,897      9.87        590,943         604,409
LVIP Delaware Foundation Aggressive Allocation Standard Class     10,199,502     11.86    120,915,093     129,574,865
LVIP Delaware Foundation Aggressive Allocation Service Class         270,200     11.85      3,202,142       3,305,375
LVIP Delaware Foundation Conservative Allocation Standard Class   19,440,720     13.44    261,205,516     282,184,631
LVIP Delaware Foundation Conservative Allocation Service Class       341,918     13.44      4,594,691       4,915,321
LVIP Delaware Foundation Moderate Allocation Standard Class          194,495     13.33      2,593,392       2,626,694
LVIP Delaware Foundation Moderate Allocation Service Class            76,816     13.59      1,043,854       1,050,340

                                                                             NET
                                                                SHARES      ASSET    FAIR VALUE
                                                                 OWNED      VALUE     OF SHARES    COST OF SHARES
                                                              ----------   ------   ------------   --------------
LVIP Delaware Growth and Income Standard Class                30,832,974   $28.99   $893,909,579    $923,760,377
LVIP Delaware Growth and Income Service Class                    142,290    28.96      4,120,277       4,178,753
LVIP Delaware Social Awareness Standard Class                 15,549,825    30.53    474,705,049     456,244,420
LVIP Delaware Social Awareness Service Class                     341,467    30.48     10,407,226      10,319,420
LVIP Delaware Special Opportunities Standard Class            11,957,209    33.75    403,543,833     357,245,720
LVIP Delaware Special Opportunities Service Class                617,785    33.70     20,820,583      22,249,987
LVIP Global Income Standard Class                                718,726    11.19      8,044,695       8,331,579
LVIP Global Income Service Class                                 276,237    11.21      3,095,782       3,192,818
LVIP Janus Capital Appreciation Standard Class                11,967,034    20.23    242,140,969     246,560,863
LVIP Janus Capital Appreciation Service Class                     74,016    20.08      1,486,529       1,392,846
LVIP MFS International Growth Service Class                       44,780    10.93        489,352         505,148
LVIP MFS Value Service Class                                      87,685    22.45      1,968,788       1,773,051
LVIP Mid-Cap Value Service Class                                  21,299    12.83        273,207         252,277
LVIP Mondrian International Value Standard Class              16,686,477    14.31    238,783,486     233,071,858
LVIP Mondrian International Value Service Class                  950,480    14.31     13,597,568      16,864,358
LVIP Money Market Standard Class                               7,481,661    10.00     74,816,612      74,816,625
LVIP Money Market Service Class                                  748,202    10.00      7,482,022       7,482,020
LVIP Protected Profile 2010 Standard Class                       393,210    10.60      4,169,602       3,767,107
LVIP Protected Profile 2010 Service Class                        130,503    10.58      1,380,327       1,248,803
LVIP Protected Profile 2020 Standard Class                     1,063,061    10.16     10,799,641       9,988,212
LVIP Protected Profile 2020 Service Class                        668,073    10.14      6,771,593       6,180,076
LVIP Protected Profile 2030 Standard Class                       538,459    10.03      5,400,743       5,101,833
LVIP Protected Profile 2030 Service Class                        701,624    10.01      7,021,155       6,491,464
LVIP Protected Profile 2040 Standard Class                       205,888     9.50      1,956,555       1,848,814
LVIP Protected Profile 2040 Service Class                        722,015     9.47      6,833,876       6,225,606
LVIP Protected Profile 2050 Standard Class                         2,756     8.95         24,675          26,293
LVIP Protected Profile 2050 Service Class                          3,897     8.94         34,830          35,056
LVIP Protected Profile Conservative Standard Class             1,998,406    12.23     24,432,508      22,695,119
LVIP Protected Profile Conservative Service Class              1,342,780    12.23     16,415,484      15,107,820
LVIP Protected Profile Growth Standard Class                   2,617,909    11.19     29,294,402      29,823,315
LVIP Protected Profile Growth Service Class                    3,223,359    11.19     36,072,613      35,398,885
LVIP Protected Profile Moderate Standard Class                 3,576,992    11.84     42,365,890      40,951,312
LVIP Protected Profile Moderate Service Class                  3,491,678    11.84     41,351,940      38,818,915
LVIP SSgA Bond Index Standard Class                              688,889    11.42      7,867,108       7,714,352
LVIP SSgA Bond Index Service Class                               131,367    11.42      1,500,607       1,450,220
LVIP SSgA Developed International 150 Service Class               10,565     7.32         77,327          82,847
LVIP SSgA Emerging Markets 100 Standard Class                  2,189,065    10.56     23,125,284      25,068,932
LVIP SSgA Emerging Markets 100 Service Class                     358,358    10.56      3,785,693       4,346,159
LVIP SSgA Global Tactical Allocation Standard Class            1,062,789    10.19     10,833,008      11,779,387
LVIP SSgA Global Tactical Allocation Service Class             1,478,476    10.20     15,073,066      15,265,177
LVIP SSgA International Index Standard Class                     159,189     6.85      1,090,606       1,228,707
LVIP SSgA International Index Service Class                       77,692     6.86        532,578         575,737
LVIP SSgA Large Cap 100 Service Class                             18,441    10.41        191,932         175,674
LVIP SSgA S&P 500 Index Standard Class                         1,332,202     8.90     11,851,268      10,629,332
LVIP SSgA S&P 500 Index Service Class                            301,563     8.90      2,684,217       2,440,207
LVIP SSgA Small-Cap Index Standard Class                         318,643    17.03      5,425,216       4,991,242
LVIP SSgA Small-Cap Index Service Class                          149,611    17.03      2,548,022       2,238,460
LVIP SSgA Small-Mid Cap 200 Service Class                         47,558    12.37        588,108         518,568
LVIP T. Rowe Price Growth Stock Service Class                     29,015    17.32        502,535         425,479
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class   10,251,934    13.87    142,214,823     140,167,358
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class       409,838    13.59      5,568,873       4,683,799
LVIP Templeton Growth Service Class                               12,330    24.17        298,050         320,043
LVIP Turner Mid-Cap Growth Service Class                          28,258    10.30        291,144         309,686
LVIP Vanguard Domestic Equity ETF Service Class                   71,511     9.16        655,038         643,165
LVIP Vanguard International Equity ETF Service Class              65,359     7.99        522,022         548,142
LVIP Wells Fargo Intrinsic Value Standard Class               22,485,518    12.89    289,770,864     347,829,911
LVIP Wells Fargo Intrinsic Value Service Class                   473,244    12.87      6,092,542       6,846,947
MFS VIT Core Equity Initial Class                                    520    15.33          7,972           7,275
MFS VIT Total Return Initial Class                                88,170    18.53      1,633,785       1,661,939
MFS VIT Utilities Initial Class                                6,567,719    26.08    171,286,105     164,336,664
MFS VIT Utilities Service Class                                1,016,309    25.73     26,149,637      25,125,975

                                                                             NET
                                                                SHARES      ASSET    FAIR VALUE
                                                                 OWNED      VALUE     OF SHARES    COST OF SHARES
                                                              ----------   ------   ------------   --------------
NB AMT Mid-Cap Growth I Class                                  4,071,261   $27.55   $112,163,246    $ 95,574,603
NB AMT Partners I Class                                            5,543     9.99         55,372          68,427
NB AMT Regency I Class                                            14,436    14.26        205,858         200,329
PIMCO VIT Commodity Real Return Advisor Class                     18,258     7.27        132,739         157,474
PIMCO VIT Total Return Administrative Class                      508,075    11.02      5,598,987       5,694,618
Putnam VT Global Health Care Class IB                              6,153    11.69         71,929          69,402
WFVT Advantage Intrinsic Value Class 2                            13,433    12.42        166,840         196,168
WFVT Advantage Omega Growth Class 2                                5,261    22.48        118,257         106,776
WFVT Advantage Small Cap Growth Class 2                           41,674     7.68        320,060         296,728

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                               UNITS         UNITS     NET INCREASE
                                                               ISSUED      REDEEMED     (DECREASE)
                                                             ---------   -----------   ------------
ABVPSF Global Thematic Growth Class B                        1,536,409   (10,002,001)    (8,465,592)
ABVPSF Growth and Income Class B                               168,395      (363,443)      (195,048)
ABVPSF International Value Class B                              13,254       (12,014)         1,240
ABVPSF Small/Mid Cap Value Class A                               9,057        (9,987)          (930)
American Century VP Inflation Protection Class I             1,503,582      (249,960)     1,253,622
American Century VP Inflation Protection Class II              267,687      (111,318)       156,369
American Century VP International Class I                       18,410        (3,172)        15,238
American Funds Global Growth Class 2                           192,252      (610,847)      (418,595)
American Funds Growth Class 2                                  394,925   (54,482,923)   (54,087,998)
American Funds Growth-Income Class 2                           283,257    (1,655,804)    (1,372,547)
American Funds International Class 2                           506,235   (22,709,257)   (22,203,022)
BlackRock Global Allocation V.I. Class I                       510,447      (118,515)       391,932
BlackRock Global Allocation V.I. Class III                     343,558       (29,688)       313,870
Delaware VIP Diversified Income Standard Class                 260,803    (1,180,791)      (919,988)
Delaware VIP Diversified Income Service Class                  321,578      (220,445)       101,133
Delaware VIP Emerging Markets Service Class                     23,531       (23,290)           241
Delaware VIP High Yield Standard Class                         381,394      (526,449)      (145,055)
Delaware VIP High Yield Service Class                          108,145       (37,018)        71,127
Delaware VIP Limited-Term Diversified Income Service Class      54,520       (53,323)         1,197
Delaware VIP REIT Standard Class                             1,844,972    (4,886,154)    (3,041,182)
Delaware VIP REIT Service Class                                 95,651       (61,923)        33,728
Delaware VIP Small Cap Value Service Class                   1,053,646   (12,327,108)   (11,273,462)
Delaware VIP Smid Cap Growth Standard Class                  4,213,739    (9,470,480)    (5,256,741)
Delaware VIP Smid Cap Growth Service Class                     150,826       (50,894)        99,932
Delaware VIP U.S. Growth Service Class                           6,833        (4,388)         2,445
Delaware VIP Value Standard Class                            2,156,857    (4,211,201)    (2,054,344)
Delaware VIP Value Service Class                               145,631       (54,181)        91,450
DWS VIP Alternative Asset Allocation Plus Class A              133,797       (48,559)        85,238
DWS VIP Alternative Asset Allocation Plus Class B               52,612        (5,460)        47,152
DWS VIP Equity 500 Index Class A                             4,202,571   (17,938,200)   (13,735,629)
DWS VIP Equity 500 Index Class B                               223,776       (37,408)       186,368
DWS VIP Small Cap Index Class A                                912,281    (3,873,409)    (2,961,128)
DWS VIP Small Cap Index Class B                                 48,925       (33,378)        15,547
Fidelity VIP Contrafund Service Class                        1,661,142   (13,394,731)   (11,733,589)
Fidelity VIP Contrafund Service Class 2                        266,035       (91,731)       174,304
Fidelity VIP Growth Service Class                            6,048,903   (11,320,377)    (5,271,474)
Fidelity VIP Growth Service Class 2                            110,405       (39,659)        70,746
Fidelity VIP Mid Cap Service Class 2                            42,011       (44,853)        (2,842)
FTVIPT Franklin Income Securities Class 2                       17,993       (25,052)        (7,059)
FTVIPT Mutual Shares Securities Class 2                         52,359       (15,015)        37,344
FTVIPT Templeton Global Bond Securities Class 2                 42,851       (31,319)        11,532
Invesco V.I. Core Equity Series I                                  860          (414)           446
Invesco V.I. International Growth Series I                         325          (156)           169
Janus Aspen Series Worldwide Institutional Class                25,227       (20,014)         5,213

                                                                 UNITS         UNITS     NET INCREASE
                                                                 ISSUED      REDEEMED     (DECREASE)
                                                               ---------   -----------   ------------
LVIP Baron Growth Opportunities Service Class                  1,414,775    (6,528,101)    (5,113,326)
LVIP Capital Growth Service Class                                    204           (25)           179
LVIP Cohen & Steers Global Real Estate Standard Class            258,281      (217,604)        40,677
LVIP Cohen & Steers Global Real Estate Service Class              97,697       (38,170)        59,527
LVIP Columbia Value Opportunities Service Class                    7,671        (4,854)         2,817
LVIP Delaware Bond Standard Class                                287,368    (4,013,642)    (3,726,274)
LVIP Delaware Bond Service Class                                 237,735       (76,823)       160,912
LVIP Delaware Diversified Floating Rate Service Class             64,029        (3,463)        60,566
LVIP Delaware Foundation Aggressive Allocation Standard Class    180,001    (4,280,195)    (4,100,194)
LVIP Delaware Foundation Aggressive Allocation Service Class      50,537       (21,670)        28,867
LVIP Delaware Foundation Conservative Allocation Standard Class  113,557    (4,609,325)    (4,495,768)
LVIP Delaware Foundation Conservative Allocation Service Class    54,460       (39,107)        15,353
LVIP Delaware Foundation Moderate Allocation Standard Class      143,734       (34,677)       109,057
LVIP Delaware Foundation Moderate Allocation Service Class        54,892        (1,844)        53,048
LVIP Delaware Growth and Income Standard Class                   128,534    (9,359,716)    (9,231,182)
LVIP Delaware Growth and Income Service Class                     57,355       (22,130)        35,225
LVIP Delaware Social Awareness Standard Class                    216,869    (8,518,746)    (8,301,877)
LVIP Delaware Social Awareness Service Class                      92,347       (39,901)        52,446
LVIP Delaware Special Opportunities Standard Class                95,078    (2,934,908)    (2,839,830)
LVIP Delaware Special Opportunities Service Class                130,611       (52,687)        77,924
LVIP Global Income Standard Class                                371,254      (149,283)       221,971
LVIP Global Income Service Class                                 135,724       (55,137)        80,587
LVIP Janus Capital Appreciation Standard Class                     1,899   (12,692,671)   (12,690,772)
LVIP Janus Capital Appreciation Service Class                     23,047       (12,865)        10,182
LVIP MFS International Growth Service Class                       16,766        (6,277)        10,489
LVIP MFS Value Service Class                                      30,377       (13,555)        16,822
LVIP Mid-Cap Value Service Class                                   8,958        (2,627)         6,331
LVIP Mondrian International Value Standard Class                 182,015    (9,627,068)    (9,445,053)
LVIP Mondrian International Value Service Class                  104,308       (50,481)        53,827
LVIP Money Market Standard Class                               8,013,422   (12,157,809)    (4,144,387)
LVIP Money Market Service Class                                  248,708      (179,802)        68,906
LVIP Protected Profile 2010 Standard Class                       101,163      (149,916)       (48,753)
LVIP Protected Profile 2010 Service Class                         38,175       (40,295)        (2,120)
LVIP Protected Profile 2020 Standard Class                       252,991      (233,347)        19,644
LVIP Protected Profile 2020 Service Class                        187,026       (82,130)       104,896
LVIP Protected Profile 2030 Standard Class                       197,430      (110,169)        87,261
LVIP Protected Profile 2030 Service Class                        234,690       (34,874)       199,816
LVIP Protected Profile 2040 Standard Class                        61,705       (42,408)        19,297
LVIP Protected Profile 2040 Service Class                        222,392       (26,599)       195,793
LVIP Protected Profile 2050 Standard Class                         2,788          (110)         2,678
LVIP Protected Profile 2050 Service Class                          4,226          (275)         3,951
LVIP Protected Profile Conservative Standard Class               208,562      (391,315)      (182,753)
LVIP Protected Profile Conservative Service Class                201,379      (160,032)        41,347
LVIP Protected Profile Growth Standard Class                     208,016      (338,930)      (130,914)
LVIP Protected Profile Growth Service Class                      331,573      (211,500)       120,073
LVIP Protected Profile Moderate Standard Class                   328,683      (599,482)      (270,799)
LVIP Protected Profile Moderate Service Class                    363,294      (233,332)       129,962
LVIP SSgA Bond Index Standard Class                              438,558      (153,415)       285,143
LVIP SSgA Bond Index Service Class                                51,500       (21,222)        30,278
LVIP SSgA Developed International 150 Service Class                5,234        (2,121)         3,113
LVIP SSgA Emerging Markets 100 Standard Class                    346,704      (501,643)      (154,939)
LVIP SSgA Emerging Markets 100 Service Class                     118,740       (53,655)        65,085
LVIP SSgA Global Tactical Allocation Standard Class              103,745      (260,939)      (157,194)
LVIP SSgA Global Tactical Allocation Service Class               185,871      (136,506)        49,365
LVIP SSgA International Index Standard Class                      84,495       (96,735)       (12,240)
LVIP SSgA International Index Service Class                       27,770       (11,851)        15,919
LVIP SSgA Large Cap 100 Service Class                              5,691        (2,525)         3,166
LVIP SSgA S&P 500 Index Standard Class                           534,690      (565,987)       (31,297)
LVIP SSgA S&P 500 Index Service Class                            152,724       (53,319)        99,405
LVIP SSgA Small-Cap Index Standard Class                         137,474      (263,674)      (126,200)
LVIP SSgA Small-Cap Index Service Class                           64,672       (42,298)        22,374
LVIP SSgA Small-Mid Cap 200 Service Class                         16,651       (12,177)         4,474

                                                                 UNITS        UNITS      NET INCREASE
                                                                 ISSUED      REDEEMED     (DECREASE)
                                                               ---------   -----------   ------------
LVIP T. Rowe Price Growth Stock Service Class                     16,577        (6,619)         9,958
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class    1,624,701   (10,037,043)    (8,412,342)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class        84,694       (25,643)        59,051
LVIP Templeton Growth Service Class                                5,593        (2,659)         2,934
LVIP Turner Mid-Cap Growth Service Class                          30,778       (29,266)         1,512
LVIP Vanguard Domestic Equity ETF Service Class                   78,665        (8,864)        69,801
LVIP Vanguard International Equity ETF Service Class              67,533        (5,197)        62,336
LVIP Wells Fargo Intrinsic Value Standard Class                  304,294   (12,068,687)   (11,764,393)
LVIP Wells Fargo Intrinsic Value Service Class                    57,520       (48,236)         9,284
MFS VIT Core Equity Initial Class                                     --           (31)           (31)
MFS VIT Total Return Initial Class                                 5,557       (31,458)       (25,901)
MFS VIT Utilities Initial Class                                2,020,846   (10,676,518)    (8,655,672)
MFS VIT Utilities Service Class                                  104,678       (74,704)        29,974
NB AMT Mid-Cap Growth I Class                                    708,407   (11,113,268)   (10,404,861)
NB AMT Partners I Class                                               84        (1,302)        (1,218)
NB AMT Regency I Class                                               961        (1,583)          (622)
PIMCO VIT Commodity Real Return Advisor Class                      7,595        (6,657)           938
PIMCO VIT Total Return Administrative Class                      607,840       (47,337)       560,503
Putnam VT Global Health Care Class IB                                 56        (1,770)        (1,714)
WFVT Advantage Intrinsic Value Class 2                             9,001        (5,357)         3,644
WFVT Advantage Omega Growth Class 2                                3,102          (533)         2,569
WFVT Advantage Small Cap Growth Class 2                            1,344        (8,944)        (7,600)

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                 UNITS        UNITS      NET INCREASE
                                                                ISSUED      REDEEMED     (DECREASE)
                                                              ----------   -----------   ------------
ABVPSF Global Thematic Growth Class B                          8,672,569   (23,701,568)  (15,028,999)
ABVPSF Growth and Income Class B                                 404,504      (693,319)     (288,815)
ABVPSF International Value Class B                                12,614       (10,717)        1,897
ABVPSF Small/Mid Cap Value Class A                                18,651       (19,860)       (1,209)
American Century VP Inflation Protection Class I               1,152,063      (402,140)      749,923
American Century VP Inflation Protection Class II                364,699      (123,895)      240,804
American Century VP International Class I                          3,693        (9,027)       (5,334)
American Funds Global Growth Class 2                           1,060,621    (1,612,953)     (552,332)
American Funds Growth Class 2                                 45,351,082   (97,989,866)  (52,638,784)
American Funds Growth-Income Class 2                           3,158,926    (3,656,997)     (498,071)
American Funds International Class 2                          23,570,424   (46,032,499)  (22,462,075)
BlackRock Global Allocation V.I. Class I                       1,293,196      (308,667)      984,529
BlackRock Global Allocation V.I. Class III                       428,905       (75,272)      353,633
Delaware VIP Diversified Income Standard Class                 2,348,880    (2,618,083)     (269,203)
Delaware VIP Diversified Income Service Class                  1,058,528      (537,214)      521,314
Delaware VIP Emerging Markets Service Class                       27,864       (38,573)      (10,709)
Delaware VIP High Yield Standard Class                         1,073,448    (1,202,714)     (129,266)
Delaware VIP High Yield Service Class                            140,041      (111,438)       28,603
Delaware VIP Limited-Term Diversified Income Service Class       127,431       (49,286)       78,145
Delaware VIP REIT Standard Class                               9,858,162   (11,710,477)   (1,852,315)
Delaware VIP REIT Service Class                                  229,746      (144,015)       85,731
Delaware VIP Small Cap Value Service Class                    20,686,344   (25,061,875)   (4,375,531)
Delaware VIP Smid Cap Growth Standard Class                   82,120,750    (3,071,779)   79,048,971
Delaware VIP Smid Cap Growth Service Class                       629,357       (27,118)      602,239
Delaware VIP Trend Standard Class                              8,415,849   (92,922,375)  (84,506,526)
Delaware VIP Trend Service Class                                 130,628      (641,751)     (511,123)
Delaware VIP U.S. Growth Service Class                               843        (1,335)         (492)
Delaware VIP Value Standard Class                              5,038,437   (10,685,429)   (5,646,992)
Delaware VIP Value Service Class                                 217,015      (134,114)       82,901
DWS VIP Alternative Asset Allocation Plus Class A                150,091       (38,609)      111,482
DWS VIP Alternative Asset Allocation Plus Class B                 30,806        (6,836)       23,970
DWS VIP Equity 500 Index Class A                              13,057,992   (31,245,083)  (18,187,091)
DWS VIP Equity 500 Index Class B                                 264,508       (67,997)      196,511
DWS VIP Small Cap Index Class A                                4,745,090    (6,871,781)   (2,126,691)
DWS VIP Small Cap Index Class B                                   96,797       (51,318)       45,479

                                                                     UNITS         UNITS     NET INCREASE
                                                                    ISSUED       REDEEMED     (DECREASE)
                                                                  ----------   -----------   ------------
Fidelity VIP Contrafund Service Class                             15,297,882   (29,305,910)  (14,008,028)
Fidelity VIP Contrafund Service Class 2                              628,381      (343,790)      284,591
Fidelity VIP Growth Service Class                                  8,732,450   (14,076,471)   (5,344,021)
Fidelity VIP Growth Service Class 2                                  129,250       (68,149)       61,101
Fidelity VIP Mid Cap Service Class 2                                  59,682       (43,270)       16,412
FTVIPT Franklin Income Securities Class 2                             43,061       (33,247)        9,814
FTVIPT Mutual Shares Securities Class 2                               43,890       (28,328)       15,562
FTVIPT Templeton Global Bond Securities Class 2                       24,953       (53,590)      (28,637)
Invesco V.I. Core Equity Series I                                        139        (1,595)       (1,456)
Invesco V.I. International Growth Series I                             1,279        (6,802)       (5,523)
Janus Aspen Series Worldwide Institutional Class                      21,994       (44,488)      (22,494)
LVIP Baron Growth Opportunities Service Class                      6,756,721   (13,055,352)   (6,298,631)
LVIP Capital Growth Service Class                                         --          (134)         (134)
LVIP Cohen & Steers Global Real Estate Standard Class                558,144      (395,927)      162,217
LVIP Cohen & Steers Global Real Estate Service Class                 183,085       (78,549)      104,536
LVIP Columbia Value Opportunities Service Class                        4,980        (9,011)       (4,031)
LVIP Delaware Bond Standard Class                                  5,300,516    (8,516,250)   (3,215,734)
LVIP Delaware Bond Service Class                                     473,405      (226,473)      246,932
LVIP Delaware Foundation Aggressive Allocation Standard Class      1,263,945    (6,188,753)   (4,924,808)
LVIP Delaware Foundation Aggressive Allocation Service Class          66,194       (44,261)       21,933
LVIP Delaware Foundation Conservative Allocation Standard Class    1,464,173    (6,667,848)   (5,203,675)
LVIP Delaware Foundation Conservative Allocation Service Class        76,786       (40,930)       35,856
LVIP Delaware Foundation Moderate Allocation Standard Class           64,111       (11,384)       52,727
LVIP Delaware Foundation Moderate Allocation Service Class            27,896          (685)       27,211
LVIP Delaware Growth and Income Standard Class                     6,868,256   (21,250,759)  (14,382,503)
LVIP Delaware Growth and Income Service Class                         65,178       (50,150)       15,028
LVIP Delaware Social Awareness Standard Class                      3,574,198   (13,978,234)  (10,404,036)
LVIP Delaware Social Awareness Service Class                         159,549      (106,778)       52,771
LVIP Delaware Special Opportunities Standard Class                 2,570,592    (4,792,790)   (2,222,198)
LVIP Delaware Special Opportunities Service Class                    282,730      (179,381)      103,349
LVIP Global Income Standard Class                                    437,699      (180,719)      256,980
LVIP Global Income Service Class                                     178,823       (32,303)      146,520
LVIP Janus Capital Appreciation Standard Class                     5,351,848   (18,095,399)  (12,743,551)
LVIP Janus Capital Appreciation Service Class                         37,111       (36,596)          515
LVIP MFS International Growth Service Class                           19,083       (17,166)        1,917
LVIP MFS Value Service Class                                          76,843       (13,842)       63,001
LVIP Mid-Cap Value Service Class                                      11,125        (9,888)        1,237
LVIP Mondrian International Value Standard Class                   5,605,069   (18,320,855)  (12,715,786)
LVIP Mondrian International Value Service Class                      217,745      (159,409)       58,336
LVIP Money Market Standard Class                                  12,549,836   (22,857,801)  (10,307,965)
LVIP Money Market Service Class                                      347,191      (330,187)       17,004
LVIP SSgA Bond Index Standard Class                                  431,918      (225,937)      205,981
LVIP SSgA Bond Index Service Class                                    78,815       (22,868)       55,947
LVIP SSgA Developed International 150 Service Class                    3,398          (356)        3,042
LVIP SSgA Emerging Markets 100 Standard Class                      1,543,541    (1,088,354)      455,187
LVIP SSgA Emerging Markets 100 Service Class                         176,522       (47,208)      129,314
LVIP SSgA Global Tactical Allocation Standard Class                  240,339      (328,196)      (87,857)
LVIP SSgA Global Tactical Allocation Service Class                   419,444      (232,299)      187,145
LVIP SSgA International Index Standard Class                         130,584       (83,122)       47,462
LVIP SSgA International Index Service Class                           28,657       (14,262)       14,395
LVIP SSgA Large Cap 100 Service Class                                 12,792        (3,588)        9,204
LVIP SSgA S&P 500 Index Standard Class                               796,192      (754,338)       41,854
LVIP SSgA S&P 500 Index Service Class                                139,837       (57,955)       81,882
LVIP SSgA Small-Cap Index Standard Class                             693,248      (467,317)      225,931
LVIP SSgA Small-Cap Index Service Class                              159,711       (53,024)      106,687
LVIP SSgA Small-Mid Cap 200 Service Class                             27,150       (19,504)        7,646
LVIP T. Rowe Price Growth Stock Service Class                         15,084       (13,373)        1,711
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class        9,159,630   (16,267,321)   (7,107,691)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class           116,630       (49,594)       67,036
LVIP Templeton Growth Service Class                                    6,948        (3,375)        3,573
LVIP Turner Mid-Cap Growth Service Class                              13,186        (6,193)        6,993
LVIP Wells Fargo Intrinsic Value Standard Class                    5,331,054   (18,868,716)  (13,537,662)

                                                       UNITS          UNITS     NET INCREASE
                                                       ISSUED       REDEEMED     (DECREASE)
                                                     ----------   -----------   ------------
LVIP Wells Fargo Intrinsic Value Service Class          116,499       (84,567)       31,932
LVIP Protected Profile 2010 Standard Class              154,316      (137,322)       16,994
LVIP Protected Profile 2010 Service Class                67,329       (39,209)       28,120
LVIP Protected Profile 2020 Standard Class              397,675      (238,883)      158,792
LVIP Protected Profile 2020 Service Class               253,153       (49,475)      203,678
LVIP Protected Profile 2030 Standard Class              187,152      (101,333)       85,819
LVIP Protected Profile 2030 Service Class               238,666       (52,223)      186,443
LVIP Protected Profile 2040 Standard Class              111,559       (59,131)       52,428
LVIP Protected Profile 2040 Service Class               267,238       (61,931)      205,307
LVIP Protected Profile Conservative Standard Class      379,540      (493,175)     (113,635)
LVIP Protected Profile Conservative Service Class       464,206      (259,516)      204,690
LVIP Protected Profile Moderate Standard Class          651,392      (636,317)       15,075
LVIP Protected Profile Moderate Service Class           786,764      (435,385)      351,379
LVIP Protected Profile Growth Standard Class            449,985      (569,189)     (119,204)
LVIP Protected Profile Growth Service Class             838,273      (445,687)      392,586
MFS VIT Core Equity Initial Class                            --           (34)          (34)
MFS VIT Total Return Initial Class                       54,235       (46,597)        7,638
MFS VIT Utilities Initial Class                      10,534,310   (29,385,120)  (18,850,810)
MFS VIT Utilities Service Class                         261,354      (163,673)       97,681
NB AMT Mid-Cap Growth I Class                         9,569,025   (16,786,417)   (7,217,392)
NB AMT Partners I Class                                  25,358            --        25,358
NB AMT Regency I Class                                      949       (10,695)       (9,746)
PIMCO VIT Commodity Real Return Advisor Class             6,891        (1,410)        5,481
Putnam VT Global Health Care Class IB                        --          (697)         (697)
WFVT Advantage Intrinsic Value Class 2                    2,297          (997)        1,300
WFVT Advantage Large Company Growth Class 2                 103       (16,473)      (16,370)
WFVT Advantage Omega Growth Class 2                       9,415          (381)        9,034
WFVT Advantage Small Cap Growth Class 2                  13,697       (17,847)       (4,150)

7. SUBSEQUENT EVENT

Management evaluated subsequent events through March 30, 2012, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln National Variable Annuity Account C

We have audited the accompanying statements of assets and liabilities of Lincoln National Variable Annuity Account C ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2011, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account C at December 31, 2011, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 30, 2012